As filed with the Securities and Exchange Commission on December 22, 2000
                                                       Registration No. 333-1922
 =============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___
                              --------------------
                           THE PHOENIX-ENGEMANN FUNDS
                  (FORMERLY CALLED PASADENA INVESTMENT TRUST)
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
          600 North Rosemead Boulevard, Pasadena California 91107-2133
                    (Address of Principal Executive Offices)
                                 (626) 351-9686
              (Registrants Telephone Number, including Area Code)
                              --------------------
                                 Roger Engemann
         600 North Rosemead Boulevard, Pasadena, California 91107-2138
                    (Name and address of Agent for Service)
                          Copies of Communications to:
                               Pamela S. Sinofsky
                               Compliance Officer
                       Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                                      and
                           Geoffrey R.T. Kenyon, Esq.
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881

                              --------------------
                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
                              --------------------
         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest, of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
============================================================================

                           THE PHOENIX ENGEMANN FUNDS

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)



                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement
------
1.    Beginning of Registration Statement            Cover Page; Cross Reference Sheet
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover               Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk       Synopsis; Principal Risk Factors; Comparison of
      Factors                                        Investment Objectives and Policies

4.    Information about the Transaction              Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Appendix A (Form of Agreement and Plan of
                                                     Reorganization)

5.    Information about the Registrant               Cover Page; Synopsis; Principal Risk Factors;
                                                     Comparison of Investment Objectives and
                                                     Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Management and Other
                                                     Service Providers; Additional Information About
                                                     The Funds; Current Prospectus of Registrant

6.    Information about the Company Being            Synopsis; Comparison of Investment Objectives
      Acquired                                       and Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Additional Information
                                                     About The Funds; Prospectus of the
                                                     Phoenix-Engemann Small Cap Fund, dated August 28, 2000

7.    Voting Information                             Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Voting Information

8.    Interest of Certain Persons and Experts        The Proposed Reorganization

9.    Additional Information Required for            Not Applicable
      Reoffering By Persons Deemed to be
      Underwriters

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part B:  Information Required in Statement of Additional Information

10.   Cover Page                                     Cover Page

11.   Table of Contents                              Table of Contents

12.   Additional Information about the Registrant    Cover Page; Statement of Additional Information
                                                     of Registrant, dated January ____ , 2000

13.   Additional Information about the               Cover Page; Statement of Additional Information
      Company Being Acquired                         of  Phoenix Strategic Equity Series Fund, dated
                                                     August 28, 2000

14.   Financial Statements                           Annual  Report of the Registrant for the year ended
                                                     December 31, 1999; Annual Report of Phoenix Strategic
                                                     Equity Series Fund for the year ended April 30, 2000;
                                                     Semi-Annual Report of the Registrant for the six-month
                                                     period ended June 30, 2000; Semi-Annual Report of the
                                                     Phoenix Strategic Equity Series Fund for the six-month
                                                     period ended October 31, 2000; and Pro Forma Financial
                                                     Statements

Part C:  Other Information

15.   Indemnification                                Indemnification

16.   Exhibits                                       Exhibits

17.   Undertakings                                   Undertakings

                         PHOENIX-ENGEMANN SMALL CAP FUND


                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------

                                                                February 8, 2001

Dear Shareholder:

    The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund (the "Trust"), will hold a special meeting of shareholders at 2:00 p.m., local time, on May 3, 2001, at the offices of the Trust. At the meeting, the shareholders of the Phoenix-Engemann Small Cap Fund will vote on an agreement and plan of reorganization under which the Phoenix-Engemann Small Cap Fund will be combined with the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds. The Phoenix-Engemann Small & Mid-Cap Growth Fund has a substantially identical investment objective to that of the Phoenix-Engemann Small Cap Fund. If the reorganization agreement is implemented, you will become a shareholder of the Phoenix-Engemann Small & Mid-Cap Growth Fund and will receive shares of the corresponding class of the Phoenix-Engemann Small & Mid-Cap Growth Fund with an aggregate value equal to the aggregate value of your investment in the Phoenix-Engemann Small Cap Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

    The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Phoenix-Engemann Small Cap Fund and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the reorganization agreement.

    Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. It is very important that you vote and that your voting instructions be received no later than April __, 2001.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         oBy telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

         oBy mail, with the enclosed proxy card and postage-paid envelope; or

         oIn person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    Please note that you may receive more than one proxy package if you hold shares of the Phoenix-Engemann Small Cap Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                            Sincerely,


                                            Philip R. McLoughlin, President

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2001


TO THE SHAREHOLDERS:

       The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund, a Delaware business trust, will hold a special meeting of shareholders at the offices of the Trust on May 3, 2001 at 2:00 p.m., local time, for the following purposes:

    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated December __, 2000, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Small Cap Fund to Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds, in exchange solely for shares of the corresponding class of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund and
(b) the distribution of the shares of the Small & Mid-Cap Growth Fund so received to shareholders of the Small Cap Fund in complete liquidation of the Small Cap Fund.

    2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Small Cap Fund at the close of business on February 5, 2000.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    oBy telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

    oBy mail, with the enclosed proxy card and postage-paid envelope; or

    oIn person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                          By Order of the Board of Trustees of
                                          Phoenix Strategic Equity Series Fund,


                                          G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts

February 8, 2001

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                                   A SERIES OF
                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133
                                 (626) 351-9686

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                           PROSPECTUS/PROXY STATEMENT
                             DATED FEBRUARY 8, 2001


    This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Strategic Equity Series Fund, a Delaware business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Engemann Small Cap Fund to be held at 2:00 p.m., local time, on May 3, 2001 at the offices of the Trust, and at any adjournment(s).

    The purpose of the meeting is to consider an agreement and plan of reorganization that would effect the reorganization of the Small Cap Fund into the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds (the "Acquiring Trust"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Small Cap Fund would be transferred to the Small & Mid-Cap Growth Fund in exchange solely for Class A and Class B shares of beneficial interest in the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund. These shares of the Small & Mid-Cap Growth Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Small Cap Fund, and then the Small Cap Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Small Cap Fund would receive a number of full and fractional shares of the corresponding class of the Small & Mid-Cap Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Small Cap Fund shares on the effective date of the reorganization.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are both portfolio series of open-end management investment companies. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. Roger Engemann & Associates, Inc. is employed as the investment adviser for the Small & Mid-Cap Growth Fund and as the subadviser for the Small Cap Fund. Phoenix Investment Counsel, Inc. is the investment adviser for the Small Cap Fund. As used in this Prospectus/Proxy Statement, the term "Phoenix" refers to Phoenix Investment Counsel, Inc. and "Engemann" refers to Roger Engemann & Associates, Inc.

    This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Small Cap Fund, the Small & Mid-Cap Growth Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "funds" refers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Small & Mid-Cap Growth Fund, dated January __, 2001, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.

    A Prospectus and a Statement of Additional Information for the Small Cap Fund, each dated August 28, 2000, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. A Statement of Additional Information for the Small & Mid-Cap Growth Fund, dated January __, 2001 has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy

Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

    A Statement of Additional Information, dated February 8, 2001 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll free at 1-800-243-4361.

    The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains the Statement of Additional Information dated February 8, 2001 and other material incorporated by reference, together with other information regarding the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    This Prospectus/Proxy Statement constitutes the proxy statement of the Small Cap Fund for the meeting and the prospectus for shares of the Small & Mid-Cap Growth Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 12, 2001.

                                ----------------

THE SECURITIES OF THE SMALL & MID-CAP GROWTH FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------

The date of this Prospectus/Proxy Statement is February 8, 2001.

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----

SYNOPSIS....................................................................1
--------

PRINCIPAL RISK FACTORS......................................................6
----------------------

THE PROPOSED REORGANIZATION.................................................7
---------------------------

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................11
------------------------------------------------

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.......................13
----------------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES............................14
-----------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS..............................15
---------------------------------------------

FISCAL YEAR................................................................16
-----------

MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................16
--------------------------------------

VOTING INFORMATION.........................................................17
------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................19
--------------------------------------

MISCELLANEOUS..............................................................20
-------------

OTHER BUSINESS.............................................................26
--------------

                      [This page intentionally left blank]

                                    SYNOPSIS

BACKGROUND

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., the advisers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, respectively, recommended that the Trustees of the respective trusts consider the benefits that the shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to their recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Acquiring Trust and the Trust, including the independent trustees, at meetings held on September 12, 2000 and August 24, 2000, respectively, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION

    The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:

    o the acquisition of all or substantially all of the assets of the Small Cap Fund by the Small & Mid-Cap Growth Fund in exchange solely for Class\ A and Class B shares of the Small & Mid-Cap Growth Fund;

    o the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o the pro rata distribution of the corresponding class of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for the outstanding Small Cap Fund shares; and

    o  the liquidation of the Small Cap Fund.

    The reorganization is anticipated to occur on or about May 18, 2001. If the reorganization agreement is implemented, each Small Cap Fund shareholder will receive a number of full and fractional shares of the corresponding class of Small & Mid-Cap Growth Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her Small Cap Fund shares, as of the closing date of the reorganization.

    The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

    o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

    o the approval of the reorganization agreement by the shareholders of the Small Cap Fund.

    The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and principal investment strategies of the Small Cap Fund and the Small & Mid-Cap Growth Fund are substantially identical:

    o The Small Cap Fund has an investment objective of long-term capital growth. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital.

    o Under normal circumstances, the Small Cap Fund invests at least 65% of its total assets in stocks of companies with total market capitalizations of $1.5 billion or less at the time of investment. Under normal circumstances, the Small & Mid-Cap Growth Fund also invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $1.5 billion at the time of purchase.

    See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Small & Mid-Cap Growth Fund and the Small Cap Fund. You can also find additional information for the Small & Mid-Cap Growth Fund in its Prospectus.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

    The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. Shares are offered to the public at a price equal to the net asset value per share plus applicable sales charges. For Class A Shares, sales charges are imposed at the time of purchase. For Class B shares, sales charges are imposed on a contingent deferred basis.

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Class A and Class B shares of the Small & Mid-Cap Growth Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small Cap Fund.

    See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Small Cap Fund and the Small & Mid-Cap Growth Fund. You can also find additional information on distribution arrangements for the Small & Mid-Cap Growth Fund in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

    The Small Cap Fund distributes net investment income semi-annually. The Small & Mid-Cap Growth Fund distributes net investment income annually. Both Funds distribute net realized capital gains, if any, at least annually.

    All dividends and distributions of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions for the Small & Mid-Cap Growth Fund in its Prospectus.

EXCHANGES

    The Small Cap Fund and the Small & Mid-Cap Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

    On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on exchanges in the Small & Mid-Cap Growth Fund's Prospectus.

REDEMPTION PROCEDURES

    Shareholders of both the Small Cap Fund and the Small & Mid-Cap Growth Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed Small Cap Fund and Small & Mid-Cap Growth Fund shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the Small & Mid-Cap Growth Fund's Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

    At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to customary assumptions and representations, that:

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization; and

    o the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefore were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).

    See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS

    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective. Because the Small & Mid-Cap Growth Fund's investment objectives and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same risks as an investment in the Small Cap Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Small & Mid-Cap Growth Fund.

MANAGEMENT AND OTHER SERVICE PROVIDERS

    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As sub-adviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.

    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Lou Abel and Yossi Lipsker serve as co-portfolio managers of both the Small Cap Fund and the Small & Mid-Cap Growth Fund and as such are responsible for the day-to-day management of both fund portfolios. Messrs. Abel and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1991 and 1995, respectively.

COMPARATIVE FEE TABLES

    The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Small & Mid-Cap Growth Fund resulting from the reorganization assuming the reorganization took place on October 31, 2000, and after adjusting such information to reflect current fees. The expense information for the Small & Mid-Cap Growth Fund and the Small Cap Fund is based upon expenses for the twelve months ended October 31, 2000.

    As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Small & Mid-Cap Growth Fund are expected to be slightly higher than the "Total Annual Fund Operating Expenses" for the Small Cap Fund.


                                                                                 CLASS A SHARES
                                                      -----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                       --------------------- -------------------- ---------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                           0.92%                0.75%                     0.88%
   Distribution and service (12b-1 Fees) (a)                 0.25%                0.25%                     0.25%
   Other Expenses                                            0.25%                0.31%                     0.23%
                                                             -----                -----                     -----

Total Annual Fund Operating Expenses (b)                     1.42%                1.31%                     1.36%
                                                             =====                =====                     =====


                                                                                 CLASS B SHARES
                                                      ----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                      --------------------- -------------------- ---------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
Management Fees                                              0.92%                0.75%                     0.88%
Distribution and service (12b-1 Fees) (a)                    1.00%                1.00%                     1.00%
Other Expenses                                               0.25%                0.31%                     0.23%
                                                             -----                -----                     -----

Total Annual Fund Operating Expenses (b)                     2.17%                2.06%                     2.11%
                                                             =====                =====                     =====

    The following tables show shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both funds. These expenses will remain in effect as to the combined Small & Mid-Cap Growth Fund following the reorganization.

        SMALL CAP FUND AND SMALL & MID-CAP GROWTH FUND                CLASS A SHARES             CLASS B SHARES
        ----------------------------------------------                --------------             --------------

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                            5.75%                      None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  lesser of the value redeemed or the amount invested)                     None                       5% (c)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None                       None
Redemption Fee                                                             None                       None
Exchange Fee                                                               None                       None

-------------------------

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(b) The Small & Mid-Cap Growth Fund's financial agent has agreed to waive a portion of its administration fee through April 30, 2001 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net assets. Prior to March 1, 2000, the fund's financial agent had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets.

(c) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares of the Small & Mid-Cap Growth Fund purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date.

EXAMPLE

    These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. In the case of Class B shares, it is assumed that your shares are converted to Class A shares after eight years.

    Fees and expenses if you redeemed your shares at the end of each time period:



CLASS A SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------
Small & Mid-Cap Growth Fund...............................      $     711       $     998     $   1,307    $  2,179
Small Cap Fund............................................      $     701       $     966     $   1,252    $  2,063
Pro Forma Combined Small & Mid-Cap Growth Fund............      $     706       $     981     $   1,277    $  2,116


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------
Small & Mid-Cap Growth Fund...............................      $     620       $     879     $   1,164    $  2,313
Small Cap Fund............................................      $     609       $     846     $   1,108    $  2,197
Pro Forma Combined Small & Mid-Cap Growth Fund............      $     614       $     861     $   1,134    $  2,250

    Fees and expenses if you did not redeem your shares at the end of each time period:


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------
Small & Mid-Cap Growth Fund...............................     $      220       $     679     $   1,164    $  2,313
Small Cap Fund............................................     $      209       $     646     $   1,108    $  2,197
Pro Forma Combined Small & Mid-Cap Growth Fund............     $      214       $     661     $   1,134    $  2,250


    Note: Actual expenses for the Small & Mid-Cap Fund may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Small & Mid-Cap Fund's administrator.

    The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

    Because the Small & Mid-Cap Growth Fund's investment objective and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same specific risks as an investment in the Small Cap Fund. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Small & Mid-Cap Growth Fund as contrasted with those associated with the Small Cap Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Small & Mid-Cap Growth Fund and the Small Cap Fund, respectively.

    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective.

GENERAL

    The value of the investments of the Small Cap Fund and the Small & Mid-Cap Growth Fund that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of your fund's investments decreases, you will lose money.

    Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as Phoenix or Engemann expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

    Because growth stocks typically make little or no dividend payments to shareholders, investment returns are based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

SMALL CAPITALIZATIONS AND UNSEASONED COMPANIES

    Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalization companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Small capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

    The Agreement and Plan of Reorganization contemplates:

    o the acquisition by the Small & Mid-Cap Growth Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Small Cap Fund in exchange solely for Class A and Class B shares of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund; and

    o the distribution of shares of the corresponding class of the Small & Mid-Cap Growth Fund to the shareholders of the Small Cap Fund in exchange for their respective shares of the Small Cap Fund.

    The assets of the Small Cap Fund to be acquired by the Small & Mid-Cap Growth Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Small Cap Fund and any deferred or prepaid expenses shown as an asset on the books of the Small Cap Fund on the closing date of the reorganization. The Small & Mid-Cap Growth Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Small Cap Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about May 18, 2001), or such later date as the parties may agree.

    The value of the Small Cap Fund's assets to be acquired and the Small Cap Fund's liabilities to be assumed by the Small & Mid-Cap Growth Fund and the net asset value of each class of shares of the Small & Mid-Cap Growth Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Small & Mid-Cap Growth Fund's then current Prospectus and Statement of Additional Information. The number of Class A and Class B shares of the Small & Mid-Cap Growth Fund to be issued to the Small Cap Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Small Cap Fund by (b) the net asset value per share of the corresponding class of the Small & Mid-Cap Growth Fund.

    On the closing date, the Small Cap Fund will liquidate and distribute pro rata to its shareholders of record the Small & Mid-Cap Growth Fund shares received by the Small Cap Fund in exchange for their respective shares in the Small Cap Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Small & Mid-Cap Growth Fund in the name of each shareholder of record in the Small Cap Fund and by crediting to each account the shares due pursuant to the reorganization. Every Small Cap Fund shareholder will own shares of the corresponding class of the Small & Mid-Cap Growth Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Small Cap Fund shares immediately prior to the reorganization.

    At or prior to the closing date, the Small Cap Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Small Cap Fund shareholders all of the Small Cap Fund's investment company taxable income for all taxable years ending at or prior to the closing date

(computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

    Subject to certain limitations on liability, the Small & Mid-Cap Growth
Fund has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the adviser or distributor of the Small Cap Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

    The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

    Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Small Cap Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Small Cap Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Small & Mid-Cap Growth Fund shares to be issued to shareholders of the Small Cap Fund without their further approval.

REASONS FOR THE REORGANIZATION

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts. Phoenix Investment Counsel, the adviser to the Small Cap Fund, and Roger Engemann & Associates, the adviser to the Small & Mid-Cap Growth Fund, recommended that the Trustees of each trust consider the benefits that shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

    In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with substantially identical investment objectives and principal investment strategies and would permit the shareholders of the Small Cap Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:

    o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

    o the total expense ratio of the combined Small & Mid-Cap Growth Fund following the reorganization is projected to be slightly higher than the current total expense ratio of the Small Cap Fund;

    o the reorganization provides for continuity of distribution and shareholder servicing arrangements; and

    o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Small Cap Fund or the Small & Mid-Cap Growth Fund or to the shareholders of either of the funds.

    After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on August 24, 2000 that the reorganization would be in the best interests of the Small Cap Fund and its shareholders and that the interests of existing Small Cap Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorize the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

         At a meeting held on September 12, 2000, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Small & Mid-Cap Growth Fund and the shareholders and that the interests of existing Small & Mid-Cap Growth Fund shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that Phoenix Investment Counsel and Roger Engemann & Associates, Inc. have elected to use the historical financial statements and performance record of the Small & Mid-Cap Growth Fund.

FEDERAL INCOME TAX CONSEQUENCES

    Special counsel to the funds, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

    o the transfer of all or substantially all of the assets of the Small Cap Fund solely in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund, and the distribution of such shares to the shareholders of the Small Cap Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the Small & Mid-Cap Growth Fund and the Small Cap Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o  the tax basis of the Small Cap Fund's assets acquired by the Small
       & Mid-Cap Growth Fund will be the same to the Small & Mid-Cap
       Growth Fund as the tax basis of such assets to the Small Cap Fund immediately prior to the reorganization, and the holding period of the assets of the Small Cap Fund in the hands of the Small & Mid-Cap Growth Fund will include the period during which those assets were held by the Small Cap Fund;

    o no gain or loss will be recognized by the Small & Mid-Cap Growth Fund upon the receipt of the assets of the Small Cap Fund solely in exchange for the Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o no gain or loss will be recognized by shareholders of the Small Cap Fund upon the receipt of Small & Mid-Cap Growth Fund shares by such shareholders, provided such shareholders receive solely Small & Mid-Cap Growth Fund shares (including fractional shares) in exchange for their Small Cap Fund shares; and

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefor were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).

    The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Small Cap Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund do not constitute a tax-free reorganization, each Small Cap Fund shareholder generally will recognize gain or loss equal to the difference between the value of Small & Mid-Cap Growth Fund shares such shareholder acquires and the tax basis of such shareholder's Small Cap Fund shares.

    Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

CAPITALIZATION

    The following table sets forth the capitalization of the Small & Mid-Cap Growth Fund and the Small Cap Fund, and on a pro forma basis for the combined Small & Mid-Cap Growth Fund as of October 31, 2000 giving effect to the proposed acquisition of net assets of the Small Cap Fund at net asset value. The pro forma data reflects an exchange ratio of approximately 0.673628592 and
0.666975439 for Class A and Class B shares, respectively, of the Small & Mid-Cap Growth Fund issued for each Class A and Class B share, respectively, of the Small Cap Fund.

                                                                                                          PRO FORMA
                                                                SMALL &                                    COMBINED
                                                                MID-CAP                                  SMALL & MID-
                                                              GROWTH FUND       SMALL CAP FUND          CAP GROWTH FUND
                                                              -----------       --------------          ---------------

Net assets
   Class A                                                  $   246,569,821     $   193,577,992       $   440,147,813
   Class B                                                      111,334,934         138,688,934           250,023,868
   Class C                                                       81,325,256                 N/A            81,325,256
Net asset value per share
   Class A                                                         $  44.88            $  30.23              $  44.88
   Class B                                                            43.47               28.99                 43.47
   Class C                                                            43.44                 N/A                 43.44
Shares outstanding
   Class A                                                        5,494,280           6,402,987             9,807,515
   Class B                                                        2,561,432           4,783,462             5,751,884
   Class C                                                        1,872,257                 N/A             1,872,257


    The table set forth above should not be relied on to determine the number of Small & Mid-Cap Growth Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Small Cap Fund and the Small & Mid-Cap Growth Fund at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

    The following table sets forth the average annual total return of the Class A, Class B and Class C shares of the Small & Mid-Cap Growth Fund and the Class A and Class B shares of the Small Cap Fund for the periods indicated.

                                        AVERAGE ANNUAL TOTAL RETURNS FOR
                                            PERIODS ENDING 10/31/00(a)


                FUND NAME                     1 YEAR       5 YEARS       SINCE INCEPTION         INCEPTION DATE
------------------------------------------    ------       -------       ---------------         --------------

Small & Mid-Cap Growth Fund
   Class A                                     44.81%        31.94%          33.88%                10/10/1994
   Class B                                     48.53%        N/A             29.84%                09/18/1996
   Class C                                     52.53%        N/A             27.63%                10/08/1996

Small Cap Fund
   Class A                                     40.63%        29.08%          29.49%                10/16/1995
   Class B                                     44.13%        29.65%          30.05%                10/16/1995

Russell 2000 Index (b)                         17.41%        12.39%          13.26%                10/10/1994
Russell 2000 Growth Index (c)                  16.16%        11.65%          11.27%                10/16/1995



    Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

-------------------------

(a) The Small & Mid-Cap Growth Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B and Class C shares. The Small Cap Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption of Class B shares.
(b) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance for small-capitalization growth-oriented stocks. The index does not reflect sales charges.
(c) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The index does not reflect sales charges.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Small & Mid-Cap Growth Fund and the Small Cap Fund and assumes the effectiveness of a pending transaction to reorganize the Phoenix-Engemann Funds from a Massachusetts business trust into a Delaware business trust and to consider changes to the fundamental investment restrictions of each series of the Phoenix-Engemann Funds (the "Redomestication"). The redomestication is currently expected to be effective on or before the effective date of this transaction. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each fund's Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" of the respective fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The principal investment strategies of the Small & Mid-Cap Growth Fund are substantially identical to the principal investment strategies of the Small Cap Fund.

    Both the Small & Mid-Cap Growth Fund and the Small Cap Fund invest at least 65% of their total assets in stocks of companies with market capitalizations of below $1.5 billion at the time of investment. The Funds emphasize the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The Funds may also select stocks of companies that may not be experiencing rapid growth but which, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.

    Investments of the Funds are generally sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or if the security has appreciated to the point where it is no longer attractive.

    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As sub-adviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.

CERTAIN INVESTMENT RESTRICTIONS

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund (as that term is defined in the 1940 Act).

    Each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

    (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8)   Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction.


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. The Class A and Class B shares of the Small Cap Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small & Mid-Cap Growth Fund.

    In the proposed reorganization, you will receive the corresponding class of shares of the Small & Mid-Cap Growth Fund in exchange for your shares in the Small Cap Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any Class B shares acquired as a result of the reorganization, the length of time you hold shares in the Small & Mid-Cap Growth Fund will be added to the length of time you held shares in the Small Cap Fund. If you acquire Class B shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Small Cap Fund.

    The shares of the various classes are offered under the following arrangements:

CLASS A SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

o Are offered to the public at net asset value plus a maximum sales charge of 6.10% of the offering price (5.75% of the amount invested). The sales charge may be reduced or waived under certain conditions.

o   Are not subject to any charges when redeemed.

o Have lower distribution and service fees (0.25%) and pay higher dividends than Class B and Class C shares.

CLASS B SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first five years after purchase. This charge declines to 0% over a period of five years and may be waived under certain conditions.

o Will automatically convert to Class A shares eight years after purchase (six-years for Class B shares of the Small & Mid-Cap Growth Fund purchased prior to February 20, 1998).

o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

CLASS C SHARES (CURRENTLY OFFERED BY THE SMALL & MID-CAP GROWTH FUND ONLY)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.

o Have the same distribution and service fees (1.00%) as Class B shares and pay comparable dividends.

o Class C shares do not convert to any other class of shares of the Small & Mid-Cap Growth Fund.

DISTRIBUTION PLANS

    Phoenix Equity Planning Corporation serves as the distributor of shares for both the Small & Mid-Cap Growth Fund and the Small Cap Fund. The Acquiring Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B and Class C shares relating to the sale and promotion of Small & Mid-Cap Growth Fund shares (the "Acquiring Trust Class B Plan" and the "Acquiring Trust Class C Plan" and collectively, the "Acquiring Trust Plans").

    Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, the Funds compensate Phoenix Equity Planning Corporation 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, Phoenix Equity Planning Corporation is paid 0.25% annually of the average daily net assets of each class of shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

    The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class B and Class C shares of the Small Cap Fund, (the "Trust Class B Plan" and "Trust Class C Plan," and collectively, the "Trust Plans"). Under the Trust Class B Plan and the Trust Class C Plan, the Small Cap Fund compensates Phoenix Equity Planning Corporation 0.75% of the average daily net assets of the Small Cap Fund's Class B and Class C shares. In addition, the Small Cap Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of each class of Small Cap Fund shares as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

    Both the Small Cap Fund and the Small & Mid-Cap Growth Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

    The Small & Mid-Cap Growth Fund distributes net investment income annually, and distributes net realized capital gains, if any, at least annually. The Small Cap Fund distributes net investment income semiannually, and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund in effect on the record date.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

    Shares of the Small & Mid-Cap Growth Fund and the Small Cap Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B shares for the Small & Mid-Cap Growth Fund or Class B shares of the Small Cap Fund, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Small & Mid-Cap Growth Fund and Small Cap Fund shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

    Because both the Small & Mid-Cap Growth Fund and the Small Cap Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Small Cap Fund but in their capacity as shareholders of the Small & Mid-Cap Growth Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The following is a summary of certain provisions of the Declarations of Trust of the Small Cap Fund and the Small & Mid-Cap Growth Fund and assumes the effectiveness of the Redomestication of the Phoenix-Engemann Funds. The Declarations of Trust of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical.

FORM OF ORGANIZATION

    The Small Cap Fund is a series of the Phoenix Strategic Equity Series
Fund, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to a Declaration of Trust dated July 7, 2000, as amended. The Phoenix Strategic Equity Series Fund is the successor to Phoenix Strategic Equity Series Fund, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The Small & Mid-Cap Growth Fund is a series of The Phoenix-Engemann Funds, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to an Agreement and Declaration of Trust dated August 17, 2000, as amended. The Phoenix-Engemann Funds is the successor to The Phoenix-Engemann Funds, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The operations of both the Small & Mid-Cap Growth Fund and the Small Cap Fund are governed by their respective Agreement and Declaration of Trust documents and by Delaware law. Both the Phoenix Strategic Equity Series Fund and The Phoenix-Engemann Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of each Trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new fund or of each respective Trust with another trust series or other business organization without shareholder approval.

SHARES

    Each Declaration of Trust authorizes the Trustees to create an unlimited number of series in each trust. Within each series, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Phoenix Strategic Equity Series Fund currently has three series outstanding: the Phoenix-Engemann Small Cap Fund, the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund. The Phoenix-Engemann Funds currently has five series outstanding: the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund. In addition to the currently existing series, each trust may organize other series in the future.

    The Small & Mid-Cap Growth Fund currently offers Class A, Class B and Class C shares. The Small Cap Fund currently offers Class A and Class B shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.

MEETINGS

    The Trustees or President of both the Small & Mid-Cap Growth Fund and the Small Cap Fund may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.

SHAREHOLDER LIABILITY

    Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the trust documents of both the Small & Mid-Cap Growth Fund and the Small Cap Fund limit shareholder liability.

    The Declaration of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trusts. Each Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trusts themselves would be unable to meet their obligations.

LIABILITY OF TRUSTEES

    The Declaration of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provide that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The trusts may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The trusts may also advance payments to a trustee in connection with indemnification.

VOTING REQUIREMENTS

    Each shareholder of the Small & Mid-Cap Growth Fund and the Small Cap Fund is entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

LIQUIDATION OR DISSOLUTION

In the event of the liquidation or dissolution of either fund, the Trustees shall distribute the assets of the trusts to the shareholders, according to their respective rights, after accounting for the liabilities of the trust.


                                   FISCAL YEAR

    The Small & Mid-Cap Growth Fund operates on a fiscal year which ends December 31. The Small Cap Fund operates on a fiscal year which ends April 30.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

    Responsibility for the overall supervision of the Small & Mid-Cap Growth Fund rests with The Phoenix-Engemann Funds Board of Trustees. Responsibility for the overall supervision of the Small Cap Fund rests with the Phoenix Strategic Equity Series Fund Board of Trustees. Roger Engemann & Associates, Inc. serves as investment adviser to the Small & Mid-Cap Growth Fund, and as sub-adviser to the Small Cap Fund. Phoenix Investment Counsel, Inc. serves as investment adviser to the Small Cap Fund.

    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Lou Abel and Yossi Lipsker serve as co-portfolio managers of both the Small & Mid-Cap Growth Fund and the Small Cap Fund and as such are responsible for the day-to-day management of both fund portfolios.

    Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.

    Messrs. Abel and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1991 and 1995, respectively. Mr. Lipsker also serves as co-portfolio manager of the Phoenix-Engemann Nifty Fifty Fund of the Phoenix-Engemann Funds. Mr. Abel earned the right to use the Chartered Financial Analyst designation in 1993.

    Phoenix Equity Planning Corporation serves as administrative agent of the Small & Mid-Cap Growth Fund and the Small Cap Fund and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also acts as transfer agent for the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    The custodian of the Small & Mid-Cap Growth Fund is Union Bank of California. State Street Bank and Trust Company serves as custodian of the Small Cap Fund.

    PricewaterhouseCoopers LLP serve as independent accountants for both the Small Cap Fund and the Small & Mid-Cap Growth Fund.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

    This Prospectus/Proxy Statement is being furnished to the shareholders of the Small Cap Fund in connection with the solicitation by the Board of Trustees of Phoenix Strategic Equity Series Fund of proxies to be used at the meeting.

    Shareholders of record of the Small Cap Fund at the close of business on February 5, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, _________ Class A and ____________ Class B shares of the Small Cap Fund were issued and outstanding. Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Small Cap Fund will vote together as a single class on the reorganization proposal. The holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. Although the Trust instrument provides that the Trustees of the Small Cap Fund may cause the Small Cap Fund to merge or consolidate with or into, or sell substantially all of its assets to another fund without shareholder approval, the Trustees have elected to seek shareholder approval for the reorganization proposal. The Trustees are seeking the vote of the lesser of (i) 67% or more of the eligible votes of the Small Cap Fund if more than 50% of the eligible votes of the Small Cap Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Small Cap Fund. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Small Cap Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

    If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

    The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of Phoenix Strategic Equity Series Fund. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

    Approval of the reorganization proposal by the shareholders of the Small Cap Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Small Cap Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Small Cap Fund.

REVOCATION OF PROXIES

    Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

    o by the subsequent execution and return of another proxy prior to the meeting;

    o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

    o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

    The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

    In addition to solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Investment Partners, or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Partners for their reasonable expenses in sending proxy material to be beneficial owners of shares of the Small Cap Fund. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners.

    If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

OWNERSHIP OF VOTING SECURITIES

    Based on holdings and total shares outstanding as of January __, 2001, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Small Cap Fund. If the reorganization were consummated as of January __, 2001, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Small & Mid-Cap Growth Fund based on their holdings and total shares outstanding as of February 8, 2001.

    The following table contains information about all persons who own beneficially or of record 5% or more of the outstanding shares of the Small Cap Fund, Small & Mid-Cap Growth Fund, or the combined Small & Mid-Cap Growth Fund assuming consummation of the reorganization, based on holdings and total shares outstanding as of January __, 2001.



                                                                                                  PERCENT OF
                                                                                                COMBINED SMALL
                                                                                                  & MID-CAP
                                                       PERCENT OF           PERCENT OF SMALL &      GROWTH
                                                     SMALL-CAP FUND/         MID-CAP GROWTH        FUND/CLASS
         NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED          FUND/CLASS OWNED         OWNED
         -------------------------------               -----------          ----------------         -----










    THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    Additional information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Small & Mid-Cap Growth Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Statement of Additional information for the Small & Mid-Cap Growth Fund, dated January __, 2001, which has been filed with the SEC and is incorporated by reference herein. A copy of the Small & Mid-Cap Growth Fund's Statement of

Additional Information may be obtained without charge by contacting
Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

    Additional information about the Small Cap Fund is included in the current Prospectus of the Small Cap Fund, dated August 28, 2000. A copy of the Small Cap Fund's Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Small Cap Fund is included in the Statement of Additional information for the Small Cap Fund, dated August 28, 2000, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Small Cap Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

    The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

MANAGEMENT'S DISCUSSION OF THE SMALL & MID-CAP GROWTH FUND'S PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 1999.

    The Small & Mid-Cap Growth Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion.

    The Small & Mid-Cap Growth Fund invests in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

    For the twelve months ended December 31, 1999, Class A shares of the Small & Mid-Cap Growth Fund returned 84.59%, Class B shares returned 83.25%, and Class C shares returned 83.20%, as compared with a return of 21.26% for the Russell 2000 Index1 and an average return of 62.63% for a peer universe of 263 small-cap growth funds, according to Lipper, Inc. Investors should consider all performance periods and the effect of the stock market over the 12 months ended December 31, 1999 when evaluating funds. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. The Small & Mid-Cap Growth Fund achieved those strong results in part because after struggling for most of the year, small-cap stocks staged a rebound in late 1999.

    The Small & Mid-Cap Growth Fund also surged ahead, exceeding the return of the record-setting Russell 2000 Index for both the final quarter of the year and the full year. Performance was strong among many holdings in the portfolio, with most stocks showing double-digit returns. Some climbed more than 100%. Leading the winners

-----------------------
(1) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock market total return performance. The Index is not available for direct investment.

by a wide margin was Commerce One Inc., with a remarkable 808% return.
Lending the winners by a wide margin was Commerce One Inc., with a remarketable 808% return. The company, which provides software to large industrial firms to lower their cost of procuring materials, is one of the leaders in the concept of business to business commerce. Because Commerce One was one of our largest holdings, its contribution to performance was significant.

    Next in line was Applied Micro Circuits, which was one of our best performing stocks throughout much of the year. Applied Micro Circuits manufactures high-performance silicon solutions for communications infrastructures, BEA Systems was another big contributor to performance. BEA Systems was another big contributor to performance. The Company provides "middle ware" software that enables companies to tie together different computer systems.

    All but two of the poorest performing stocks were sold earlier in the year. Of those remaining in the portfolio, the two with the greatest declines were Omnicare and Concentric Network, two relatively small positions. Omnicare continued to suffer in the difficult operating environment that the long-term health-care industry faced last year. Concentric is a company that provides Internet solutions for small- and medium-sized companies and consistently receives top ratings as a service provider. Although the stock was affected by volatility in its niche of the technology sector over the last year, we believe the long-range prospects for the company are good.

    Investor confidence seems to be broadening, and those who formerly sought comfort only in large names may now be willing to look for returns from additional areas. Along with their risks, we believe small stocks also offer more upside potential and could prove to be an attractive place for investors seeking to diversify their portfolio.



AVERAGE ANNUAL TOTAL RETURNS(1)                                             PERIODS ENDING 12/31/99

                                                                             INCEPTION             INCEPTION
                                                1 YEAR        5 YEARS       TO 12/31/99               DATE
                                                ------        -------       -----------               ----

Class A Shares At NAV(2)                        84.59%         38.56%         41.61%                 10/10/94
Class A Shares at POP(3)                        75.82          37.22          40.30                  10/10/94

Class B Shares at NAV(2)                        83.25          ------         38.89                  9/18/96
Class B Shares at CDSC(4)                       79.25          ------         38.60                  9/18/96

Class C Shares at NAV(2)                        83.20          ------         35.80                  10/8/96
Class C Shares at CDSC(4)                       83.20          ------         35.80                  10/8/96

Russell 2000 Index(7)                           21.26          16.69          Note 5                 Note 5


(1) Total Returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.

(2) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(3) POP (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 21.26% for Class A (since 10/10/94), 16.69% for Class B (since 9/18/96) and 15.64% for Class C (since 10/8/96), respectively.

(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.

(7) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than the original cost.

GROWTH OF $10,000

SMALL & MID CAP GROWTH FUND                 RUSSELL 2000

Date              Value                     Date              Value
10/10/1994          $ 9,525.00              10/10/1994          $10,000.00
12/30/1994          $11,496.68              12/31/1994          $ 9,876.93
12/29/1995          $14,448.73              12/31/1995          $12,685.82
12/31/1996          $22,014.81              12/31/1996          $14,778.26
12/31/1997          $27,829.65              12/31/1997          $18,082.85
12/31/1998          $31,806.93              12/31/1998          $17,622.33
12/31/1999          $58,713.37              12/31/1999          $21,368.37

The Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that those based on differences in inception dates, fees and sales charges.

         SECTOR WEIGHTINGS                            12/31/99
         As a percentage of equity holdings

          Technology                                    56%
          Consumer Cyclicals                            18%
          Consumer Staples                               7%
          Financials                                     5%
          Energy                                         3%
          Health-Care                                    3%
          Capital Goods                                  3%
          Other                                          5%



                    TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.   Ortel Corp.                                   4.9%       6.   Peregrine Systems, Inc.                       3.2%
     Produces linear fiberoptic products                           Computer software developer

                                                   4.3%       7.   Conexant Systems, Inc.                        2.3%
2.   BEA Systems, Inc.                                             Develops semiconductor products for
     Computer software designer                                    communications electronics

3.   Applied Micro Circuits Corp.                  3.9%       8.   Pinnacle Oil International, Inc.              2.3%
     Manufacturer of integrated circuits                           Oil exploration technology company

                                                   3.8%       9.   Cost Plus, Inc.                               2.2%
4.   DoubleClick, Inc.                                             Specialty retailer of casual home
     Internet advertising provider                                 living and entertaining products

5.   Commerce One, Inc.                            3.6%       10.  Metris Companies, Inc.                        2.2%
     Provider of business-to-business                              Direct marketer of consumer credit
     electronic commerce solutions                                 products

LEGAL MATTERS

    Certain legal matters in connection with the issuance of the shares of the Small & Mid-Cap Growth Fund will be passed upon by Goodwin, Procter & Hoar LLP.

ADDITIONAL FINANCIAL INFORMATION

    The tables set forth below present certain financial information for the Small & Mid-Cap Growth Fund. The financial highlights for each year ended December 31 are derived from the Small & Mid-Cap Growth Fund's audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Small & Mid-Cap Growth Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS A
                                          -------------------------------------------------------------------------------
                                              SIX MONTHS                      YEAR ENDED DECEMBER 31
                                             ENDED 6/30/00    -----------------------------------------------------------
                                             (UNAUDITED)      1999       1998          1997        1996       1995

Net asset value, beginning of period           $44.45        $24.08      $21.09        $18.39     $14.90      $12.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              (0.25)        (0.37)      (0.30)        (0.31)     (0.12)       0.22
   Net realized and unrealized gain (loss)       1.99         20.74        3.31          5.07       7.45        2.87
                                              ----------   ----------   ----------   ----------  ----------   ----------

        Total from investment operations         1.74         20.37        3.01          4.76       7.33        3.09
                                              ----------   ----------   ----------   ----------  ----------   ----------
LESS DISTRIBUTIONS
   Dividends from net investment income            --            --          --            --      (0.28)      (0.08)
   Dividends from net realized gains               --            --          --         (2.06)     (3.56)      (0.18)
   In excess of accumulated net realized gains     --            --       (0.02)           --        --           --
                                              ----------   ----------   ----------   ----------  ----------   ----------

        TOTAL DISTRIBUTIONS                        --            --       (0.02)        (2.06)     (3.84)      (0.26)
                                              ----------   ----------   ----------   ----------  ----------   ----------
Change in net asset value                        1.74         20.37        2.99          2.70       3.49        2.83
                                              ----------   ----------   ----------   ----------  ----------   ----------
NET ASSET VALUE, END OF PERIOD                 $46.19        $44.45      $24.08        $21.09     $18.39      $14.90
                                              ==========   ==========   ==========   ==========  ==========   ==========
Total return(2)                                  3.91%(5)     84.59%      14.29%        26.41%     52.37%      25.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $202,729      $132,996      $54,187      $27,771     $7,859      $1,742
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         1.61%(4)      1.73%       1.78%         1.80%      1.10%         --%
Net investment income (loss)                    (1.07)%(4)    (1.40)%      (1.39)%      (1.40)%    (0.70)%      1.50%
Portfolio turnover                                 55%(5)       105%         147%      313.50%    297.10%     121.40%


(1)   Computed using average shares outstanding.
(2)   Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.62%, 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended June
      30, 2000, December 31, 1999, 19998, 1997, 1996 and 1995, respectively.
(4)   Annualized.
(5)   Not annualized.


                                                                       CLASS B
                                    -----------------------------------------------------------------------------------
                                              SIX MONTHS                 YEAR ENDED DECEMBER 31
                                             ENDED 6/30/00   ----------------------------------------------------------
                                             (UNAUDITED)          1999          1998          1997          1996

Net asset value, beginning of period           $43.32           $23.64        $20.87         $18.35       $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              (0.41)           (0.55)        (0.45)         (0.46)       (0.32)
   Net realized and unrealized gain
   (loss)                                        1.93            20.23          3.24           5.04         2.43
                                              ----------      ----------    ----------      ----------   ----------
        TOTAL FROM INVESTMENT
        OPERATIONS                               1.52            19.68          2.79           4.58         2.11
                                              ----------      ----------    ----------      ----------   ----------

LESS DISTRIBUTIONS
   Dividends from net investment
   income                                          --               --            --             --           --
   Dividends from net realized
   gains                                           --               --            --          (2.06)       (0.20)
   In excess of accumulated net
   realized gains                                  --               --         (0.02)            --          --
                                              ----------      ----------    ----------      ----------   ----------

        TOTAL DISTRIBUTIONS                        --               --         (0.02)         (2.06)       (0.20)
                                              ----------      ----------    ----------      ----------   ----------
Change in net asset value                        1.52            19.68          2.77           2.52         1.91
                                              ----------      ----------    ----------      ----------   ----------

NET ASSET VALUE, END OF PERIOD                 $44.84           $43.32        $23.64         $20.87       $18.35
                                              ==========      ==========    ==========      ==========   ==========

Total return(2)                                  3.53%(5)        83.25%        13.39%         25.49%       12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $101,906          $73,863       $31,631       $17,2987       $1,480

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         2.35%(3)(4)      2.48%(3)      2.53%(3)       2.60%(3)     2.60%(4)
Net investment income (loss)                    (1.82)%(4)       (2.15)%       (2.14)%        (2.10)%      (2.20)%(4)
Portfolio turnover                                 55%(5)          105%          147%        313.50%      297.10%

                                                                        CLASS C
                                    ---------------------------------------------------------------------------------
                                              SIX MONTHS                 YEAR ENDED DECEMBER 31
                                             ENDED 6/30/00 ----------------------------------------------------------
                                              (UNAUDITED)          1999          1998          1997          1996

Net asset value, beginning of
period                                         $43.29           $23.63        $20.87         $18.35       $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             (0.41)           (0.55)        (0.45)         (0.47)       (0.29)
   Net realized and unrealized
   gain (loss)                                   1.94            20.21          3.23           5.05         0.85
                                              ----------      ----------    ----------      ----------   ----------
        TOTAL FROM INVESTMENT
        OPERATIONS                               1.53            19.66          2.78           4.58         0.56
                                              ----------      ----------    ----------      ----------   ----------
LESS DISTRIBUTIONS
   Dividends from net investment
   income                                          --               --            --             --           --
   Dividends from net realized
   gains                                           --               --            --          (2.06)       (0.20)
   In excess of accumulated net
   realized gains                                  --               --         (0.02)            --          --
                                              ----------      ----------    ----------      ----------   ----------
        TOTAL DISTRIBUTIONS                        --               --         (0.02)         (2.06)       (0.20)
                                              ----------      ----------    ----------      ----------   ----------

Change in net asset value                        1.53            19.66          2.76           2.52         0.36
                                              ----------      ----------    ----------      ----------   ----------
NET ASSET VALUE, END OF PERIOD                 $44.82           $43.29        $23.63         $20.87       $18.35
                                              ==========      ==========    ==========      ==========   ==========
Total return(2)                                  3.53%(5)        83.25%        13.34%         25.49%        3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (thousands)         $66,886          $37,584       $15,023         $8,080          $54

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         2.35%(3)(4)      2.48%(3)      2.53%(3)       2.60%(3)     2.60%(4)
Net investment income (loss)                    (1.82)%(4)       (2.15)%       (2.14)%        (2.10)%      (2.20)%(4)

                                       25

Portfolio turnover                                 55%(5)          105%          147%        313.50%      297.10%


(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37%, 2.50%, 2.58% and 2.60% for the periods ended June 30, 2000,
     December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Small Cap Fund's shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Small Cap Fund and the shareholders of the Small Cap Fund.

                                   APPENDIX A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of December, 2000, by and between THE PHOENIX-ENGEMANN FUNDS (the "Engemann Trust"), a Delaware business trust with its principal place of business at 600 North Rosemead Boulevard, Pasadena, California 91107-2133, on behalf of the Phoenix Small & Mid-Cap Growth Fund, a portfolio series thereof (the "Acquiring Fund") and the PHOENIX STRATEGIC EQUITY SERIES FUND (the "Strategic Trust"), a Delaware business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Engemann Small Cap Fund, a portfolio series thereof (the "Acquired Fund").

       All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Engemann Trust or the Strategic Trust, on behalf of the respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A and Class B shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Engemann Trust and the Strategic Trust are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Trustees of the Engemann Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Trustees of the Strategic Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

       1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

       1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.     VALUATION

       2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

       2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

       3.2 The Strategic Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Strategic Trust or provide evidence satisfactory to the Strategic Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Strategic Trust represents and warrants to the Engemann Trust as follows:

       (a) The Strategic Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

       (b) The Strategic Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the 111940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

       (c) The Strategic Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

       (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquired Fund at April 30, 2000 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Engemann Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

       (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph
(g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

       (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Strategic Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Strategic Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors, rights, and to general equity principles.

       4.2 The Engemann Trust represents and warrants to the Strategic Trust as follows:

       (a) The Engemann Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

       (b) The Engemann Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

       (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

       (d) The Engemann Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1999, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Strategic Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

       (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring Fund).

       (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Engemann Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.     COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

       5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

       5.2 The Strategic Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

       5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

       5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.6 The Strategic Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Engemann Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

       5.7 The Engemann Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

       The obligations of the Strategic Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Engemann Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of the Engemann Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 The Engemann Trust shall have delivered to the Strategic Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Strategic Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Engemann Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Strategic Trust shall reasonably request.

       6.3 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and nonassessable by the Acquiring Fund.

       6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

       7.1 The obligations of the Engemann Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.2 All representations and warranties of the Strategic Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       7.3 The Strategic Trust shall have delivered to the Engemann Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

       7.4 The Strategic Trust shall have delivered to the Engemann Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Engemann Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Strategic Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Engemann Trust shall reasonably request.

       7.5 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

       7.6 The Proxy Statement and Prospectus (other than information therein that relates to the Engemann Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

       The obligations of the Strategic Trust and the Engemann Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Strategic Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Engemann Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Engemann Trust or the Strategic Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Engemann Trust or the Strategic Trust.

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Engemann Trust and Strategic Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Engemann Trust and the Strategic Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the condition set forth in this paragraph 8.5.

       8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward)

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Engemann Trust and the Strategic Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

10.    ENTIRE AGREEMENT

       The Engemann Trust and the Strategic Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.    TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Engemann Trust or the Strategic Trust, or their respective Trustees or officers, to the other party.

12.    AMENDMENT

       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Strategic Trust and the Engemann Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Strategic Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.    NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

       14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 It is expressly agreed that the obligations of the Strategic Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Strategic Trust personally, but shall bind only the trust property of the Strategic Trust, as provided in the Declaration of Trust of the Strategic Trust. The execution and delivery by such officers of the Strategic Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Strategic Trust. The Strategic Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Strategic Trust arising hereunder, the Engemann Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

       14.6 It is expressly agreed that the obligations of the Engemann Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Engemann Trust personally, but shall bind only the trust property of the Engemann Trust, as provided in the Declaration of Trust of the Engemann Trust. The execution and delivery by such officers of the Engemann Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Engemann Trust as provided in the Declaration of Trust of the Engemann Trust. The Engemann Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquiring Fund. With respect to any obligation of the Engemann Trust arising hereunder, the Strategic Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

       14.7 Subject to the foregoing limitations on liability, the Acquiring Fund agrees to indemnify and hold harmless the Trustees of the Strategic Trust who are not "interested persons" of the adviser or distributor of the Acquired Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by this Agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

       14.8 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and attested by its Secretary or Assistant Secretary.


                                                               THE PHOENIX-ENGEMANN FUNDS,
                                                               on behalf of the Phoenix Small & Mid-Cap Growth Fund

ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
Tina L. Mitchell                                                     Name:    Roger Engemann
Secretary                                                            Title:   President

                                                               THE PHOENIX STRATEGIC EQUITY SERIES FUND,
                                                               on behalf of the Phoenix-Engemann Small Cap Fund
ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
G. Jeffrey Bohne                                                     Name:    Philip R. McLoughlin
Secretary                                                            Title:   President

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                        PHOENIX-ENGEMANN SMALL CAP FUND
                                  A series of
                      Phoenix Strategic Equity Series Fund
                               101 Munson Street
                        Greenfield, Massachusetts 01301
                                 (800) 243-1574



                        By and in Exchange for Shares of

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                                  A series of
                           The Phoenix-Engemann Funds
                               101 Munson Street
                        Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of the Phoenix-Engemann Small Cap Fund, a portfolio series of Phoenix Strategic Equity Series Fund, to the Phoenix-Engemann Small & Mid Cap Growth Fund (the "Small & Mid-Cap Growth Fund"), a portfolio series of The Phoenix-Engemann Funds, in exchange for shares of the corresponding class of the Small & Mid-Cap Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

1) The Statement of Additional Information of The Phoenix-Engemann Funds dated January ____, 2001;

2) The Statement of Additional Information of Phoenix Strategic Equity Series Fund dated August 28, 2000;

3) The Annual Report of The Phoenix-Engemann Funds for the year ended December 31, 1999;

4) The Annual Report of Phoenix Strategic Equity Series Fund for the year ended April 30, 2000;

5) The Semiannual Report of The Phoenix-Engemann Funds for the six-month period ended June 30, 2000;

6) The Semiannual Report of Phoenix-Strategic Equity Series Fund for the six-month period ended October 31, 2000; and

7)  The Pro Forma Financial Statements.



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Pospectus/Proxy Statement dated February 8, 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge of contacting Equity Planning, at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or by telephoning Equity Planning toll free at 1 (800) 243-4361.

         The date of this Statement of Additional Information is February 8,
2001.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                            Page


Statement of Additional Information of The Phoenix-Engemann Funds
         dated January ____ , 2001                                          B-

Statement of Additional Information of Phoenix Strategic Equity Series
         Fund, dated August 28, 2000                                        B-

Annual Report of The Phoenix-Engemann Funds for the year ended
         December 31, 1999.                                                 B-

Annual Report of Phoenix Strategic Equity Series Fund for the year ended
         April 30, 2000                                                     B-

Semiannual Report of The Phoenix-Engemann Funds for the six-month
         period ended June 30, 2000                                         B-

Semiannual Report of Phoenix Strategic Equity Series Fund for the
         six-month period ended October 31, 2000                            B-

Pro Forma Financial Statements.                                             B-

                     The Statement of Additional Information

                         of The Phoenix-Engemann Funds

                             dated January ___, 2001

                            to be filed by amendment

                    The Statement of Additional Information

                    of Phoenix Strategic Equity Series Fund

                             dated August 28, 2000

                        PHOENIX-ENGEMANN SMALL CAP FUND

                           PHOENIX-SENECA GROWTH FUND

                       PHOENIX-SENECA STRATEGIC THEME FUND



                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 28, 2000

  This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 28, 2000, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

The Trust...............................................................    1
Investment Restrictions.................................................    1
Investment Techniques and Risks.........................................    2
Performance Information ................................................    9
Portfolio Turnover......................................................   10
Portfolio Transactions and Brokerage....................................   10
Services of the Advisers................................................   11
Net Asset Value.........................................................   12
How to Buy Shares.......................................................   13
Alternative Purchase Arrangements.......................................   13
Investor Account Services...............................................   16
How to Redeem Shares....................................................   17
Dividends, Distributions and Taxes......................................   18
Tax Sheltered Retirement Plans..........................................   19
The Distributor.........................................................   20
Distribution Plans......................................................   21
Management of the Trust ................................................   22
Additional Information..................................................   29






                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926







PXP731 (8/00)

                                    THE TRUST
  Phoenix Strategic Equity Series Fund (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust and was reorganized as a Delaware business trust in August 2000. The Trust's Prospectus describes the investment objectives of the Phoenix-Seneca Growth Fund (the "Growth Fund"), formerly the Phoenix-Seneca Equity Opportunities Fund, the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund"), and the Phoenix-Engemann Small Cap Fund (the "Small Cap Fund"). The Growth Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds."


   The Funds' Prospectus describes the investment objectives of the Funds and the principal strategies that each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the majority of the outstanding shares of the respective Fund. The following discussion describes the Funds' investment policies and techniques and supplements the description of each Fund's principal strategies in the Prospectus.


                             INVESTMENT RESTRICTIONS

  The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   A Fund may not:

  (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


  (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).


  (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

  (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

  (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

  (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

  (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

  (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

  If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                              INVESTMENT TECHNIQUES

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.


CONVERTIBLE SECURITIES
  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  LOWER RATED CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

DERIVATIVE INVESTMENTS
  In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
  Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

  These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

  In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

  The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

  Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

  LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

  RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

  There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

  The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

  Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

  The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
  Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

  No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

  FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

  A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

  Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES
  Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

  Many of the foreign securities held by each Fund will not be registered with the Commission and the issuers thereof will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

  Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

  The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

  Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

  The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES
  In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE
  The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33(1)/(3)% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

  Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

  Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

  Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

OPTIONS
  All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

  WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

  The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

  A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

  The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

  To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

  A Fund may invest in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

  In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

  RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

  Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

  Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

  Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

  Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

  Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

  Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

  When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

  If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
  Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Funds in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of these Funds determine the secondary market is liquid. Rule 144A securities will be considered illiquid. Trustees of these Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Funds: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS
 Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

  A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

  Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SMALL CAP ISSUERS
  Market capitalizations of small capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares.

                             PERFORMANCE INFORMATION
  The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

  Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

  The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

  Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  The average annual total return of the Small Cap Fund Class A Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 75.69% and 32.38%, respectively. The average annual total return of the Small Cap Fund Class B Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 81.06% and 32.96%, respectively. The average annual total return of the Growth Fund Class A Shares for the seven-month period ended April 30, 2000 and since inception March 8, 1996 to April 30, 2000, was 17.63% and 29.13%, respectively. The average annual total return of the Growth Fund Class B Shares for the seven-month period ended April 30, 2000 and since inception July 1, 1998 to April 30, 2000 was 19.10% and 18.23%, respectively. The average annual total return of the Growth Fund Class C Shares for the seven-month period ended April 30, 2000 and since inception July 1, 1998 to April 30, 2000 was 23.09% and 20.01%, respectively. The average annual total return of the Growth Fund Class X Shares for the seven-month period ended April 30, 2000 and since inception March 8, 1996 to April
30, 2000, was 25.04% and 31.72%, respectively. The average annual total return of the Theme Fund Class A Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 44.45% and 31.27%, respectively. The average annual total return of the Theme Fund Class B Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 48.03% and 31.85%, respectively. The average annual total return of the Theme Fund Class C Shares for the 1-year period ended April 30, 2000 and since inception November 3, 1997 to April 30, 2000, was 52.09% and 41.20%, respectively.


  The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER
  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
  The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

  The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

  In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

  The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

  The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


  For the fiscal years ended April 30, 1998, 1999 and 2000, brokerage commission paid by the Trust on portfolio transactions totaled $3,579,420, $2,087,042 and $1,225,151, respectively. In the fiscal years ended April 30, 1998, 1999 and 2000, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $0, $5,910 and $0 in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker/dealer. Brokerage commissions of $9,195 paid during the fiscal year ended April 30, 2000, were paid on portfolio transactions aggregating $22,117,787 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS

  The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2000, PIC had approximately $25.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.


  All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


  PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. As of June 30, 2000, PXP had over $60.8 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

  Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the Small Cap Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Engemann had $10.9 billion in assets under management. Engemann has been an investment adviser since 1969.

  Seneca Capital Management LLC ("Seneca") is the investment subadviser to the Growth Fund and Strategic Theme Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

  The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.


  As compensation for its services, PIC receives a fee from the Growth Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. As compensation for its services, PIC receives a fee from the Theme Fund and the Small Cap Fund which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years ended April 30, 1998, 1999 and 2000, the management fees paid by each of the Funds were:

-------------------------------------------------------------------------------
                              1998                 1999              2000
-------------------------------------------------------------------------------
SMALL CAP FUND             $2,487,577           $1,885,586        $2,089,096
- -----------------------------------------------------------------------------
GROWTH FUND                $1,326,599           $1,352,558        $1,581,392
-------------------------------------------------------------------------------
STRATEGIC THEME FUND       $1,139,421           $1,129,085        $2,319,786
-------------------------------------------------------------------------------


  The Management Agreements shall continue in effect from year to year, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940 Act).

  The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.

  The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

                                 NET ASSET VALUE
  The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the

Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

  A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES
  The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

  The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

  Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). The Growth Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share.

  The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. NOTE, ONLY THE GROWTH FUND AND THEME FUND OFFER CLASS C SHARES AND ONLY THE GROWTH FUND OFFERS CLASS X SHARES.


  Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
  Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
  Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

  Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

  Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES (GROWTH FUND AND THEME FUND ONLY)
  Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


CLASS X SHARES (GROWTH FUND ONLY)
  Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

  QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

  COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


  An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


  LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


  RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

  ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES

  The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
  Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES
  The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.

EXCHANGES

  Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see Phoenix Funds, also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all funds, and may be rejected or suspended.

  SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS
  If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
  This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

  To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
  The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


  Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

  Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES
  Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.


  The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

  Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


  A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
  Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
  Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
  Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
  To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
  Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

  Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

  The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

  Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

  Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

  Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

  A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
  Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

  Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS
  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
  Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

  (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

  (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

  (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

  Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

  Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

  Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1998, 1999 and 2000, purchasers of Fund shares paid aggregate sales charges of $2,025,485, $1,723,056 and $1,137,546, respectively, of which the Distributor for the Funds received net commissions of $1,058,952, $1,279,374 and $552,688, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2000, the Distributor received net commissions of $71,696 for Class A Shares and deferred sales charges of $480,992 for Class B and Class C Shares.


  The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION             SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
- ----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

  In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

  Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

  From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

               First $200 million                           .085%
               $200 million to $400 million                 .05%
               $400 million to $600 million                 .03%
               $600 million to $800 million                 .02%
               $800 million to $1 billion                   .015%
               Greater than $1 billion                      .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 2000, Equity Planning received $694,629.



                               DISTRIBUTION PLANS
  The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum.

  From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

  In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

  On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


  For the fiscal year ended April 30, 2000, the Funds paid Rule 12b-1 Fees in the amount of $3,757,065, of which the principal underwriter received $2,074,317, W.S. Griffith & Co., Inc., an affiliate, received $177,556 and unaffiliated broker-dealers received $1,505,192. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $540,445; (2) printing and mailing of prospectuses to other than current shareholders, $19,042; (3) compensation to dealers, $2,398,839; (4) compensation to sales personnel, $1,264,048; (5) service costs, $176,042 and (6) other, $250,746.


  No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

  The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

  The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Delaware business trust law.

TRUSTEES AND OFFICERS
  The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


Robert Chesek (66)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Wethersfield, CT 06109                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present).



                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


E. Virgil Conway (71)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present). Chairman, (1998-present), Accuhealth Trism, Inc.
                                                            (1994-present), Realty Foundation of New York (1972-present), and New
                                                            York Housing Partnership Development Corp. (1985-present). Vice
                                                            Chairman Academy of Political Science (1985-present).
                                                            Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                            Chairman/Member, Audit Committee of the City of New York (1981-1996).
                                                            Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                            (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                            Accounting Standards Advisory Council (1992-1995).


Harry Dalzell-Payne (71)             Trustee                Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                    Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                Mutual Funds (1996-present) and Phoenix-Seneca Funds (1999-present).
Elmore, GLOS GL2 6NT, UK                                    Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1995-present). Formerly a Major General of the British Army.

*Francis E. Jeffries (69)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Apt. 902                                                   Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Naples, FL 34108                                           Director, Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                            Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                            Director, The Empire District Electric Company (1984-present).
                                                            Director (1989-1997), Chairman of the Board (1993-1997), President
                                                            (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                            Investment Partners, Ltd.

Leroy Keith, Jr. (61)                Trustee                Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                    Carson Products Company. (1995-present). Director/Trustee, Phoenix
Carson Products Company                                     Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
64 Ross Road                                                Duff & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                          Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                            (1991-present) and Evergreen International Fund, Inc. (1989-present).
                                                            Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust.


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


*Philip R. McLoughlin (53)           Trustee and            Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Trustee, Phoenix-Seneca Funds (1999-present).
                                                            Director (1983-present) and Chairman (1995-present), Phoenix
                                                            Investment Counsel, Inc. Director (1984-present) and President
                                                            (1990-1999), Phoenix Equity Planning Corporation. Chairman and Chief
                                                            Executive Officer, Phoenix/Zweig Advisers LLC (1999-present).
                                                            Director, PXRE Corporation (Delaware) (1985-present) and World Trust
                                                            Fund (1991-present). Director and Executive Vice President, Phoenix
                                                            Life and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director (1992-present)
                                                            and President (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                            Associates, Inc. (1995-present).

Everett L. Morris (72)               Trustee                Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                              Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1993-present).

*James M. Oates (54)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets, Inc.                                 Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Boston, MA 02109                                           Director, AIB Govett Funds (1991-present),  Investors Financial
                                                            Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present),
                                                            Stifel Financial (1996-present), Command Systems, Inc.
                                                            (1998-present), Connecticut River Bancorp (1998-present) and
                                                            Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-2000). Director, Blue Cross and Blue Shield
                                                            of New Hampshire (1994-1999).


Herbert Roth, Jr. (71)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
Sherborn, MA 01770                                          Director, Boston Edison Company (1978-present), Landauer, Inc.
                                                            (medical services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries (diversified manufacturer) (1985-present). Member, Directors Advisory Council,
                                                            Phoenix Home Life Mutual Insurance Company (1998-present). Director,
                                                            Phoenix Home Life Mutual Insurance Company (1972-1998).


                                                                24

                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------
Richard E. Segerson (54)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
                                                            Burroughs Wellcome Fund (1996-present) and Compuware (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Director,
                                                            Duty Free International, Inc. (1997). Chairman, Dresing, Lierman,
                                                            Weicker (1995-1996). Governor of the State of Connecticut (1991-1995).


Michael E. Haylon (42)               Executive              Director and Executive Vice President, Investments, Phoenix
                                     Vice                   Investment Partners, Ltd. (1995-present). Director (1994-present),
                                     President              President (1995-present), Executive Vice President (1994-1995), Vice
                                                            President (1991-1994), Phoenix Investment Counsel, Inc. Director,
                                                            Phoenix Equity Planning Corporation (1995-present). Executive Vice
                                                            President, Phoenix Funds (1993-present), Phoenix-Aberdeen Series Fund
                                                            (1996-present) and Phoenix-Seneca Funds (2000-present). Executive
                                                            Vice President (1997-present), Vice President (1996-1997), Phoenix
                                                            Duff & Phelps Institutional Mutual Funds. Senior Vice President,
                                                            Securities Investments, Phoenix Home Life Mutual Insurance Company
                                                            (1993-1995).

John F. Sharry (48)                  Executive              President, Retail Division (1999-present), Executive Vice President,
                                     Vice                   Retail Division (1997-1999), Phoenix Investment Partners, Ltd.
                                     President              Managing Director, Retail Distribution, Phoenix Equity Planning
                                                            Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Fund (1998-present) and
                                                            Phoenix-Seneca Funds (2000-present). Managing Director, Director and
                                                            National Sales Manager, Putnam Mutual Funds (1992-1995).


J. Roger Engemann (59)               Senior                 President and Director, Roger Engemann & Associates, Inc.
600 Rosemead Blvd.                   Vice President         (1969-present). President and Director, Pasadena Capital Corporation
Pasadena, CA 91107-2138                                     (1988-present). Chairman, President and Trustee, Phoenix-Engemann
                                                            Funds (1986-present). President and Director, Roger Engemann
                                                            Management Co., Inc. (1985-present). Managing Director, Equities,
                                                            Phoenix Investment Counsel, Inc. (1998-present). Senior Vice
                                                            President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                            (1998-present).


Gail P. Seneca (47)                  Senior Vice            Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                   President              (1998-present). President (1996-present) and Trustee (1996-2000),
San Francisco, CA 94133                                     Phoenix-Seneca Funds. President, Chief Executive and Investment
                                                            Officer, Seneca Capital Management LLC (1996-present). Chief
                                                            Investment Officer and managing general partner (1989-present),
                                                            GMG/Seneca Capital Management, L.P. Senior Vice President, The Phoenix
                                                            Edge Series Fund (1998-present), Phoenix Multi-Portfolio Fund
                                                            (1998-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present).


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------

Robert S. Dreissen (52)              Vice President and     Vice President and Compliance Officer, Phoenix Investment Partners,
                                     Assistant Secretary    Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                            (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                            Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                            Officer (2000-present) and Associate Compliance Officer (1999), PXP
                                                            Securities Corporation. Vice President, Risk Management Liaison, Bank
                                                            of America (1996-1999). Vice President, Securities Compliance, The
                                                            Prudential Insurance Company of America (1993-1996). Branch
                                                            Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                            of Investment Management (1972-1993).


Ronald K. Jacks (35)                 Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                          (1998-present). Secretary (1996-present) and Trustee (1996-1997),
San Francisco, CA 94133                                     Phoenix-Seneca Funds. Portfolio Manager, Seneca Capital Management
                                                            LLC (1996-present). Portfolio Manager, GMG/Seneca Capital Management,
                                                            L.P. (1990-present). Vice President, The Phoenix Edge Series Fund
                                                            (1998-present), Phoenix Multi-Portfolio Fund (1998-present) and
                                                            Phoenix Duff & Phelps Institutional Mutual Funds (1999-present).

Richard D. Little (51)               Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                          (1998-present). Vice President, Phoenix-Seneca Funds (1996-present).
San Francisco, CA 94133                                     General Partner and Director of Equities, GMG/Seneca Capital
                                                            Management, L.P. (1989-present). Director of Equities, Seneca Capital
                                                            Management LLC (1996-present). Vice President, The Phoenix Edge
                                                            Series Fund (1998-present), Phoenix Multi-Portfolio Fund
                                                            (1998-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present).

James E. Mair (58)                   Vice President         Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                          (1983-1994), Roger Engemann & Associates, Inc. Director
Pasadena, CA 91107-2138                                     (1990-present), Executive Vice President (1994-present), Senior Vice
                                                            President (1990-1994), Pasadena Capital Corporation. Director,
                                                            Pasadena National Trust (1989-present). Executive Vice President
                                                            (1994-present), Security Analyst (1983-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Vice President, The Phoenix Edge Series
                                                            Fund and Phoenix Series Fund (1998-present).


William R. Moyer (55)                Vice                   Executive Vice President and Chief Financial Officer (1999-present),
100 Bright Meadow Blvd.              President              Senior Vice President and Chief Financial Officer (1995-1999),
P.O. Box 2200                                               Phoenix Investment Partners, Ltd. (1995-present). Senior Vice
Enfield, CT 06083-2200                                      President (1990-present), Chief Financial Officer (1996-present),
                                                            Finance (until 1996), and Treasurer (1998-present and 1994-1996),
                                                            Phoenix Equity Planning Corporation. Director (1998-present), Senior
                                                            Vice President (1990-present), Chief Financial Officer (1996-present)
                                                            and Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                            Treasurer (1999-present), Vice President and Chief Financial Officer,
                                                            Duff & Phelps Investment Management Co. (1996-1999). Vice President,
                                                            Phoenix Funds (1990-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix Aberdeen Series Fund
                                                            (1996-present). Executive Vice President, Phoenix-Seneca Funds
                                                            (2000-present). Vice President, Investment Products Finance, Phoenix
                                                            Home Life Mutual Insurance Company (1990-1995). Senior Vice
                                                            President, Chief Financial Officer, W.S. Griffith & Co., Inc.
                                                            (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).



                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------

John S. Tilson (56)                  Vice President         Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                          (1983-1994), Roger Engemann & Associates, Inc. Director (1990-present),
Pasadena, CA 91107-2138                                     Executive Vice President (1994-present), Senior Vice President
                                                            (1990-1994), Pasadena Capital Corporation. Chief Financial Officer and
                                                            Secretary, Phoenix-Engemann Funds (1988-present). Executive Vice
                                                            President (1994-present), Security Analyst (1983-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Vice President, The Phoenix Edge Series
                                                            Fund and Phoenix Series Fund (1998-present).


G. Jeffrey Bohne (52)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Transfer Agent Operations
Greenfield, MA 01301                                        (1993-1996), Senior Vice President (1999-present), Vice President
                                                            (1996-1999), Mutual Fund Customer Service, Phoenix Equity Planning
                                                            Corporation. Secretary/Clerk, Phoenix Funds (1993-present), Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present),
                                                            Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present). Vice President, Home Life of New York Insurance
                                                            Company (1984-1992).

Nancy G. Curtiss (47)               Treasurer               Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series
                                                            Fund (1996-present) and Phoenix-Seneca Funds (2000-present). Vice
                                                            President, Fund Accounting (1994-2000) and Treasurer (1996-2000),
                                                            Phoenix Equity Planning Corporation. Second Vice President and
                                                            Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company
                                                            (1994-1995). Various positions with Phoenix Home Life Insurance
                                                            Company (1987-1994).


  *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


  For services rendered to the Trust for the fiscal year ended April 30, 2000, the Trustees received aggregate remuneration of $44,963. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.

  For the Trust's last fiscal year, the Trustees received the following compensation:



                                                                                                                  TOTAL
                                                                                                             COMPENSATION
                                                           PENSION OR                                       FROM TRUST AND
                                   AGGREGATE           RETIREMENT BENEFITS            ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS             (37 FUNDS)
NAME                               FROM TRUST           OF TRUST EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
- ----                               ----------           -----------------          ---------------         ------------------

Robert Chesek                        $4,350                                                                     $60,000
E. Virgil Conway+                    $5,360                                                                     $75,250
Harry Dalzell-Payne+                 $5,010                                                                     $89,250
Francis E. Jeffries                  $4,175*                                                                    $58,000
Leroy Keith, Jr.                     $4,350                   None                     None                     $60,500
Philip R. McLoughlin+                $    0                 for any                   for any                   $     0
Everett L. Morris+                   $3,785*                 Trustee                  Trustee                   $51,500
James M. Oates+                      $4,560                                                                     $64,250
Herbert Roth, Jr. +                  $3,598                                                                     $48,500
Richard E. Segerson                  $4,975*                                                                    $69,000
Lowell Weicker, Jr.                  $4,800                                                                     $65,750

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


  On August 2, 2000, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.



PRINCIPAL SHAREHOLDERS

  The following table sets forth information as of August 2, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.


NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
- -------------------                                   --------------               ----------------        -----------------

Merrill Lynch Pierce Fenner & Smith                   Small Cap Class B                547,693.026              11.32%
For the Sole Benefit of its Customers                 Growth Fund Class B               91,035.662              11.91%
Attn: Fund Administration                             Growth Fund Class C               49,993.415               8.87%
4800 Deer Lake Dr. E. 3rd Fl                          Strategic Theme Class B          570,411.676               7.81%
Jacksonville, FL 32246-6484

Judy C. Swanson TTEE                                  Growth Fund Class X              151,495.018               8.43%
Robert A. Swanson Charitable
Remainder Trust
C/O K&E Management Ltd.
400 S. El Camino Real Ste. 1289
San Mateo, CA 94402-1704

Charles Schwab & Co. Inc.                             Growth Fund Class X              118,179.953               6.58%
Reinvestment Account
Attn:  Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Judy C. Swanson TTEE                                  Growth Fund Class X               96,555.236               5.38%
Robert & Judy Swanson 1993
Annuity Trust
C/O K&E Management Ltd.
400 S. El Camino Real Ste. 1289
San Mateo, CA 94402-1704


                             ADDITIONAL INFORMATION
CAPITAL STOCK
  The Trust was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund." Prior to May 12, 2000, the Growth Fund was known as Phoenix-Seneca Equity Opportunities Fund, and from August 27, 1999 to May 12, 2000, it was known as Phoenix Equity Opportunities Fund. Prior to August 27, 1999, the Small Cap Fund was known as the Phoenix Small Cap Fund and the Strategic Theme Fund was known as Phoenix Strategic Theme Fund. The fund was reorganized as a Delaware business trust in August 2000.

  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

  Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

  Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

  The Financial Statements for the Small Cap Fund and Theme Fund for the fiscal year ended April 30, 2000 appearing in the Trust's 2000 Annual Report to Shareholders are incorporated herein by reference. The Financial Statements for the Growth Fund for the seven-month period ended April 30, 2000 appearing in the Phoenix-Seneca Growth Funds' 2000 Annual Report to Shareholders are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
  The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

CUSTODIAN AND TRANSFER AGENT
  State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston,
MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                              The Annual Report of

                           The Phoenix-Engemann Funds

                      for the year ended December 31, 1999

PHOENIX INVESTMENT PARTNERS

                                     ANNUAL REPORT

                                                           DECEMBER 31, 1999

ENGEMANN
                                                           Phoenix-Engemann
                                                           Balanced Return Fund

                                                           Phoenix-Engemann
                                                           Focus Growth Fund

                                                           Phoenix-Engemann
                                                           Nifty Fifty Fund

                                                           Phoenix-Engemann
                                                           Small & Mid-Cap
                                                           Growth Fund

                                                           Phoenix-Engemann
                                                           Value 25 Fund


[LOGO]  PHOENIX
        INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:
[PHOTO]

  Midst the glee of welcoming in a new millennium and bidding adieu to an innocuous Y2K bug, there was additional cause for celebration by shareholders in the Phoenix-Engemann Funds. More details follow, but here is a performance snapshot.

  The Phoenix-Engemann Nifty Fifty Fund and the Phoenix-Engemann Balanced Fund posted double-digit returns, outperforming their benchmarks. Based on the net asset value of Class A shares, shareholders in the Phoenix-Engemann Focus Growth Fund enjoyed an extraordinary return of nearly 50% for the year, and shareholders in the Phoenix-Engemann Small & Mid-Cap Growth Fund saw their shares rise over 80% in value. Both funds clearly benefited from the strong performance tech stocks experienced in 1999.

  The selectivity of 1999's advance in stocks was remarkable. Technology companies were the hands-down winners. In fact, excluding the technology sector, the S&P 500's(1) 21.1% gain for the year would have been reduced to 3.1%. The extraordinary market selectivity was also evident in the differential result of growth and value investment approaches--one reason the Phoenix-Engemann Value 25 Fund lagged in its return. Not only does the Fund emphasize value, it also emphasizes dividend yield. Last year wasn't the year for value or dividend yield.

  Can the markets continue their unprecedented run of double-digit gains? While it is impossible to guess what lies ahead, this may be a good time to recall some old-fashioned "rules of investing": (1) DIVERSIFY, (2) STICK WITH YOUR LONG-TERM INVESTMENT PLAN, and (3) IGNORE THE HERD.

  DIVERSIFICATION can't cure volatility or extreme market selectivity, but it can be great balm for its pain. If you include large-cap, small-cap, growth, value, and balanced funds in your portfolio, you may not earn the peak return of the best one...but you'll avoid having everything in the one category that takes the biggest fall.

  STICK WITH YOUR PLAN is what I refer to as "stay on the train." Decide on your goal, select the investments you feel comfortable with to get you there, and then muster the courage to hang on through a bumpy ride. Trying to time the market is something even experts seldom do successfully.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

  IGNORE THE HERD when the market slides and headlines rail against stocks. It's tempting to pull out of the market and tuck your dollars under the mattress, but that's when it's time to remind yourself that company fundamentals propel stock prices over the long term.

  What is our outlook for the future? Can stocks continue with their extraordinary upward movement? With many market indices at all-time highs at the end of the year, there are those that predict misfortune ahead. Certainly in the early days of 2000, we saw a bit of a correction.

  Yet, despite lofty prices and a relentless market climb, particularly in dot.com issues, we see little cause for a reversal ahead. The economy is strong, inflation looks as if it will remain tame, and earnings keep on growing. Such ingredients are typically conducive to a thriving stock market. The Fed may or may not hike interest rates, but uncertainty over that issue tends to keep a lid on outlandish investor euphoria.

  So as always, we will side with the optimists and say that "yes," we believe another good year lies ahead. Perhaps not as high into the double digits as we've seen in the past few years, but pleasantly good nonetheless.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Roger Engemann

Roger Engemann

JANUARY 14, 2000

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.....................................     4
Phoenix-Engemann Focus Growth Fund........................................    13
Phoenix-Engemann Nifty Fifty Fund.........................................    21
Phoenix-Engemann Small & Mid-Cap Growth Fund..............................    30
Phoenix-Engemann Value 25 Fund............................................    40
Notes to Financial Statements.............................................    48

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: The Phoenix-Engemann Balanced Fund had another good year in 1999. Class A shares returned 18.10%, Class B shares returned 17.22%, and Class C shares returned 17.22% compared with a return of 12.21% for the Fund's benchmark index(1) and an average return of 8.69% for a peer universe of 449 balanced funds, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE PRIMARY REASONS BEHIND THE FUND'S SUCCESS IN 1999?

A: Our heavy emphasis on the technology sector was the primary reason for the Fund's outperformance this year. Names like Sun Microsystems, EMC Corp, Cisco Systems, and Texas Instruments were all up in excess of 100% for the year. In fact, Sun Microsystems was up 208% for 1999. In non-technology sectors, we saw strong performance from names like Home Depot (up 69%) and Citigroup (up 70%).

Q: WHAT WERE SOME OF THE DISAPPOINTMENTS OF THE FUND IN 1999?

A: Avon and Tyco were two disappointments this year. Both were new positions for us in 1999 and both traded down during the year. We expected Avon to grow at a high-teens rate through a successful restructuring of its operations and improved growth overseas. This thesis did not play out as we expected, and we subsequently sold the stock. Tyco's valuation fell during the year as some questioned the legitimacy of the company's accounting practices. Although we are disappointed with the stock performance in 1999, our growth expectations for the company have not changed. We expect Tyco to get past the accounting issue and look for Tyco to be a strong performer in 2000.

Q: HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM DURING THE YEAR?

A: Last year was not the best of times for the bonds in the portfolio, given that the Fed increased interest rates three separate times in 1999. When interest rates rise, the value of the bonds in the portfolio declines.

    However, volatility in the bond market sometimes presents certain opportunities. In November, we swapped Treasury bonds that matured in 2026 for ones that matured in 2016. This trade lowered

(1) THE FUND'S BENCHMARK IS A COMPOSITE OF 60% OF THE S&P 500 INDEX RETURN, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX RETURN, AND 10% OF THE 90-DAY TREASURY BILL RETURN. THE S&P IS A COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE INDEX IS A COMMONLY USED MEASURE OF BOND MARKET TOTAL RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. THE 90-DAY TREASURY BILL IS A COMMONLY USED MEASURE OF SHORT-TERM DEBT TOTAL RETURN PERFORMANCE.
4
the duration (i.e., a technical measure of volatility) of the portfolio, while increasing the portfolio yield. It also allowed us to realize some capital losses in the bonds that were used to offset other gains.

Q: WHAT IS THE OUTLOOK FOR THE FUND IN 2000?

A: We continue to see the best growth prospects in the technology sector. The Fund will continue to emphasize technology in the portfolio, although we expect the sector to be volatile. We believe the Fund's large weight in fixed-income should provide our investors an excellent way to participate in this growth without the level of volatility seen in our other growth funds.

                                                                JANUARY 31, 2000

Phoenix-Engemann Balanced Return Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                      INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS  10 YEARS  TO 12/31/99      DATE
                                          ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)                  18.10%   22.14%    14.42%         --            --
Class A Shares at POP(3)                  12.49    20.95     13.86          --            --
Class B Shares at NAV(2)                  17.22    21.19        --       16.42%       1/3/94
Class B Shares with CDSC(4)               13.22    21.19        --       16.42        1/3/94
Class C Shares at NAV(2)                  17.22    21.19        --       16.42        1/3/94
Class C Shares with CDSC(4)               17.22    21.19        --       16.42        1/3/94
Balanced Benchmark(6)                     12.21    19.83     13.85       16.07        Note 7

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Corporate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(7)  Index information from 1/31/94 to 12/31/99.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN BALANCED RETURN FUND CLASS A(5)  BALANCED BENCHMARK(6)
89                                          $9,525.00             $10,000.00
90                                          $9,487.00             $10,150.00
91                                         $13,177.00             $12,558.00
92                                         $13,768.00             $13,475.00
93                                         $14,104.00             $14,775.00
94                                         $13,479.00             $14,807.00
95                                         $17,142.00             $19,015.00
96                                         $20,191.00             $21,884.00
97                                         $24,024.00             $26,955.00
98                                         $31,019.00             $32,599.00
99                                         $36,633.00             $36,580.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              50%
Consumer Cyclicals      18%
Health-Care             13%
Financials               8%
Communication Services   7%
Capital Goods            3%
Consumer Staples         1%

Phoenix-Engemann Balanced Return Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    24.5%
        U.S. TREASURY BONDS & NOTES
    2.  Cisco Systems, Inc.                                            5.4%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    3.  MCI WorldCom, Inc.                                             5.1%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    4.  Texas Instruments, Inc.                                        4.5%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    5.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    6.  Home Depot, Inc. (The)                                         4.2%
        LEADING HOME IMPROVEMENT RETAILER
    7.  BMC Software, Inc.                                             3.7%
        DEVELOPER OF IBM-COMPATIBLE SOFTWARE
    8.  Intel Corp.                                                    3.5%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    9.  EMC Corp.                                                      2.9%
        LEADING SUPPLIER OF ENTERPRISE STORAGE SOLUTIONS
   10.  Lucent Technologies, Inc.                                      2.8%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                        INVESTMENTS AT DECEMBER 31, 1999

                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                                (Unaudited)   (000)            VALUE
                                -----------  --------  ---------------------
U.S. GOVERNMENT SECURITIES--24.5%

U.S. TREASURY BONDS--12.9%
U.S. Treasury Bonds 9.25%,
2/15/16.......................      AAA      $ 18,000  $          22,223,486

U.S. TREASURY NOTES--11.6%
U.S. Treasury Notes 6.50%,
8/15/05.......................      AAA        20,000             19,994,824
- ----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $43,430,557)                                     42,218,310
- ----------------------------------------------------------------------------

                                              SHARES
                                             --------
COMMON STOCKS--72.8%

BANKS (MAJOR REGIONAL)--0.8%
Wells Fargo Co................                 35,000              1,415,312
COMMUNICATIONS EQUIPMENT--5.6%
Lucent Technologies, Inc......                 65,000              4,862,812
Tellabs, Inc.(b)..............                 75,000              4,814,062
                                                       ---------------------
                                                                   9,676,874
                                                       ---------------------

COMPUTERS (HARDWARE)--4.5%
Dell Computer Corp.(b)........                 37,000              1,887,000
International Business
Machines Corp.................                 16,000              1,728,000
Sun Microsystems, Inc.(b).....                 52,000              4,026,750
                                                       ---------------------
                                                                   7,641,750
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

COMPUTERS (NETWORKING)--5.4%
Cisco Systems, Inc.(b)........                 87,000  $           9,319,875

COMPUTERS (PERIPHERALS)--2.9%
EMC Corp.(b)..................                 46,000              5,025,500

COMPUTERS (SOFTWARE & SERVICES)--9.6%
America Online, Inc.(b).......                 38,000              2,866,625
BMC Software, Inc.(b).........                 80,000              6,395,000
Microsoft Corp.(b)............                 62,000              7,238,500
                                                       ---------------------
                                                                  16,500,125
                                                       ---------------------

ELECTRICAL EQUIPMENT--1.8%
General Electric Co...........                 20,000              3,095,000

ELECTRONICS (SEMICONDUCTORS)--8.0%
Intel Corp....................                 73,000              6,008,812
Texas Instruments, Inc........                 80,000              7,750,000
                                                       ---------------------
                                                                  13,758,812
                                                       ---------------------

FINANCIAL (DIVERSIFIED)--4.6%
American Express Co...........                 19,000              3,158,750
Citigroup, Inc................                 70,500              3,917,156
Freddie Mac...................                 19,000                894,188
                                                       ---------------------
                                                                   7,970,094
                                                       ---------------------

HEALTH CARE (DIVERSIFIED)--2.6%
Warner-Lambert Co.............                 55,000              4,506,563

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.5%
Merck & Co., Inc..............                 58,000              3,889,625

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund


                                              SHARES           VALUE
                                             --------  ---------------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--CONTINUED
Pfizer, Inc...................                120,000  $           3,892,500
                                                       ---------------------
                                                                   7,782,125
                                                       ---------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Medtronic, Inc................                104,000              3,789,500

INVESTMENT BANKING/BROKERAGE--0.4%
Merrill Lynch & Co., Inc......                  7,000                584,500

LODGING-HOTELS--1.4%
Carnival Corp.................                 50,000              2,390,625
MANUFACTURING (DIVERSIFIED)--0.9%
Tyco International Ltd........                 40,000              1,555,000

RETAIL (BUILDING SUPPLIES)--4.2%
Home Depot, Inc. (The)........                105,000              7,199,063
RETAIL (DRUG STORES)--0.6%
Walgreen Co...................                 36,000              1,053,000

RETAIL (GENERAL MERCHANDISE)--4.7%
Costco Wholesale Corp.(b).....                 30,000              2,737,500
Dayton Hudson Corp.(b)........                 48,000              3,525,000
Wal-Mart Stores, Inc..........                 25,000              1,728,125
                                                       ---------------------
                                                                   7,990,625
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

RETAIL (SPECIALTY)--0.8%
Staples, Inc.(b)..............                 68,000  $           1,411,000

SERVICES (ADVERTISING/MARKETING)--1.6%
Interpublic Group of Cos.,
Inc. (The)....................                 48,000              2,769,000

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Cendant Corp.(b)..............                 38,000              1,009,375

TELECOMMUNICATIONS (LONG DISTANCE)--5.1%
MCI WorldCom, Inc.(b).........                163,500              8,675,719
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $72,614,890)                                    125,119,437
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $116,045,447)                                   167,337,747(a)
Cash and receivables, less liabilities--2.7%                       4,576,421
                                                       ---------------------
NET ASSETS--100.0%                                     $         171,914,168
                                                       =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $54,354,476 and gross depreciation of $3,062,176 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $116,045,447.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $116,045,447)                              $  167,337,747
Cash                                                               3,240,835
Receivables
  Dividends and interest                                           1,155,077
  Fund shares sold                                                   766,688
                                                              --------------
    Total assets                                                 172,500,347
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            195,930
  Distribution fee                                                   181,548
  Investment advisory fee                                            104,046
  Administration fee                                                  75,531
  Trustees' fee                                                        5,428
Accrued expenses                                                      23,696
                                                              --------------
    Total liabilities                                                586,179
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  120,639,234
Accumulated net realized loss                                        (17,366)
Net unrealized appreciation                                       51,292,300
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $123,482,321)                3,182,804
Net asset value per share                                             $38.80
Offering price per share $38.80/(1-4.75%)                             $40.73
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,579,915)                   801,956
Net asset value and offering price per share                          $38.13
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,851,932)                   467,186
Net asset value and offering price per share                          $38.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   2,319,314
Dividends                                                           376,564
                                                              -------------
    Total investment income                                       2,695,878
                                                              -------------
EXPENSES
Investment advisory fee                                             931,902
Distribution fee, Class A                                           233,049
Distribution fee, Class B                                           207,186
Distribution fee, Class C                                           121,488
Administration                                                      680,433
Professional                                                         20,268
Trustees                                                             12,365
                                                              -------------
    Total expenses                                                2,206,691
                                                              -------------
NET INVESTMENT INCOME                                               489,187
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   5,917,606
Net change in unrealized appreciation (depreciation) on
  investments                                                    17,431,518
                                                              -------------
NET GAIN ON INVESTMENTS                                          23,349,124
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  23,838,311
                                                              =============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended   Year Ended
                                            12/31/99     12/31/98
                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $    489,187  $   790,648
  Net realized gain (loss)                   5,917,606    8,795,193
  Net change in unrealized appreciation
    (depreciation)                          17,431,518   11,029,950
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               23,838,311   20,615,791
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (489,187)    (718,900)
  Net investment income, Class B                    --      (51,501)
  Net investment income, Class C                    --      (31,607)
  Net realized gains, Class A               (6,406,492)  (4,454,688)
  Net realized gains, Class B               (1,606,363)    (700,523)
  Net realized gains, Class C                 (906,849)    (468,778)
  In excess of net investment income,
    Class A                                    (25,941)          --
  In excess of net realized gains,
    Class A                                    (29,581)          --
  In excess of net realized gains,
    Class B                                     (7,417)          --
  In excess of net realized gains,
    Class C                                     (4,187)          --
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (9,476,017)  (6,425,997)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,413,697 and 511,438 shares,
    respectively)                           51,433,069   16,268,814
  Net asset value of shares issued from
    reinvestment of distributions
    (167,310 and 140,176 shares,
    respectively)                            6,421,251    4,824,840
  Cost of shares repurchased (483,447
    and 514,775 shares, respectively)      (17,823,682) (16,514,937)
                                          ------------  -----------
Total                                       40,030,638    4,578,717
                                          ------------  -----------
CLASS B
  Proceeds from sales of shares (521,062
    and 131,818 shares, respectively)       18,703,613    4,376,531
  Net asset value of shares issued from
    reinvestment of distributions
    (37,162 and 20,594 shares,
    respectively)                            1,402,126      699,581
  Cost of shares repurchased (91,202 and
    72,187 shares, respectively)            (3,292,239)  (2,275,763)
                                          ------------  -----------
Total                                       16,813,500    2,800,349
                                          ------------  -----------
CLASS C
  Proceeds from sales of shares (263,121
    and 69,806 shares, respectively)         9,526,650    2,171,650
  Net asset value of shares issued from
    reinvestment of distributions
    (21,486 and 13,470 shares,
    respectively)                              812,372      458,553
  Cost of shares repurchased (38,401 and
    56,060 shares, respectively)            (1,373,573)  (1,759,923)
                                          ------------  -----------
Total                                        8,965,449      870,280
                                          ------------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    3,393 shares, respectively)                     --      100,100
  Cost of shares repurchased (0 and
    3,393 shares, respectively)                     --     (112,685)
                                          ------------  -----------
Total                                               --      (12,585)
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 65,809,587    8,236,761
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     80,171,881   22,426,555
                                          ------------  -----------
NET ASSETS
  Beginning of period                       91,742,287   69,315,732
                                          ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $171,914,168  $91,742,287
                                          ============  ===========

10                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS A
                                 -----------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------------------
                                  1999         1998         1997         1996         1995
Net asset value, beginning of
  period                         $ 34.83      $ 29.05      $ 28.08      $ 25.39      $ 20.54
INCOME FROM INVESTMENT
  OPERATIONS(4)
  Net investment income (loss)      0.21(1)      0.40         0.30(1)      0.29(1)      0.27(1)
  Net realized and unrealized
    gain (loss)                     6.07         8.03         4.98         4.23         5.31
                                 -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT
        OPERATIONS                  6.28         8.43         5.28         4.52         5.58
                                 -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.16)       (0.40)       (0.32)       (0.30)       (0.29)
  Dividends from net realized
    gains                          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net investment
    income                         (0.01)          --           --           --           --
  In excess of net realized
    gains                          (0.01)          --           --           --           --
                                 -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS          (2.31)       (2.65)       (4.31)       (1.83)       (0.73)
                                 -------      -------      -------      -------      -------
Change in net asset value           3.97         5.78         0.97         2.69         4.85
                                 -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD    $38.80       $34.83       $29.05       $28.08       $25.39
                                 =======      =======      =======      =======      =======
Total return(2)                    18.10%       29.12%       18.98%       17.78%       27.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $123,482     $72,620      $56,610      $51,947      $52,028
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.56%        1.63%         1.7%(3)      2.0%(3)      2.1%
  Net investment income (loss)      0.58%        1.15%         1.0%         1.1%         1.2%
Portfolio turnover                    41%         124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS B
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period        $34.37       $28.76       $27.85       $25.26       $20.49
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.13         0.08(1)      0.09(1)      0.08(1)
  Net realized and unrealized gain
    (loss)                                    5.96         7.91         4.93         4.16         5.29
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.90         8.04         5.01         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.18)       (0.11)       (0.13)       (0.16)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.43)       (4.10)       (1.66)       (0.60)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.76         5.61         0.91         2.59         4.77
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.13       $34.37       $28.76       $27.85       $25.26
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.06%       18.15%       16.82%       26.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $30,580      $11,512       $7,125       $4,609       $2,721
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

                                                                     CLASS C
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period       $ 34.44      $ 28.80      $ 27.88      $ 25.28      $ 20.48
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.14         0.08(1)      0.09(1)      0.07(1)
  Net realized and unrealized gain
    (loss)                                    5.97         7.92         4.92         4.16         5.30
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.91         8.06         5.00         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.17)       (0.09)       (0.12)       (0.13)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.42)       (4.08)       (1.65)       (0.57)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.77         5.64         0.92         2.60         4.80
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.21       $34.44       $28.80       $27.88       $25.28
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.07%       18.11%       16.79%       26.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $17,852       $7,610       $5,581       $4,183       $2,809
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

12
                       See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital.

Q: WHY WAS THE FUND'S NAME CHANGED?

A: We now manage three funds, using our growth approach. The distinguishing feature of each fund is the number of stocks it holds, which offers investors a choice in their level of diversification. The Phoenix-Engemann Focus Growth Fund will typically hold 25-35 stocks.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended December 31, 1999, Class A shares returned 49.74%, Class B shares returned 48.64%, and Class C shares returned 48.64% compared with a return of 21.14% for the S&P 500 Index(1) and an average return of 38.09% for a peer universe of 364 growth funds, according to Lipper, Inc. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE RESULTS?

A: An emphasis on technology stocks, which we continued to overweight throughout the year, coupled with good stock selection across several sectors, benefited performance. We focused on companies that we believed were well positioned within the fastest growing sectors of the economy. For example, we owned JDS Uniphase, Nokia, and QUALCOMM, leaders in the rapidly developing wireless and broadband sector of the telecommunications industry. In addition, several consumer cyclical holdings performed very well, including Costco, Home Depot, and Wal-Mart.

    Our decision to decrease portfolio exposure to several sectors that lagged the market also enhanced performance. Primarily, we lowered or eliminated our exposure to financials, consumer staples, and health-care stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We continue to believe a company's earnings growth is key to its stock price. As in 1999, the market is likely to highly reward companies with demonstrated earnings power and severely punish companies that disappoint. We expect many exciting growth stories to continue to come from the technology sector. With consumers' rapid acceptance of the Internet, the build-out of broadband and wireless infrastructure has been accelerated. This should ensure another year of buoyant profit for leading networking and computer companies.

                                                                JANUARY 31, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Focus Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/99     DATE
                                -------  -------  --------  -----------  -----------
Class A Shares at NAV(2)         49.74%   30.04%    18.63%         --            --
Class A Shares at POP(3)         42.63    28.78     18.05          --            --
Class B Shares at NAV(2)         48.64    29.06        --       22.91%       1/3/94
Class B Shares with CDSC(4)      44.64    29.06        --       22.91        1/3/94
Class C Shares at NAV(2)         48.64    29.06        --       22.91        1/3/94
Class C Shares with CDSC(4)      48.64    29.06        --       22.91        1/3/94
S&P 500 Index(6)                 21.14    28.66     18.25       23.71        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN FOCUS GROWTH FUND CLASS A(5)  S&P 500 INDEX(6)
89                                       $9,525.00        $10,000.00
90                                       $9,092.00         $9,681.00
91                                      $15,260.00        $12,637.00
92                                      $15,602.00        $13,609.00
93                                      $14,686.00        $14,970.00
94                                      $14,135.00        $15,168.00
95                                      $17,974.00        $20,857.00
96                                      $22,017.00        $25,706.00
97                                      $25,547.00        $34,286.00
98                                      $35,106.00        $44,145.00
99                                      $52,567.00        $53,476.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              61%
Consumer Cyclicals      13%
Health-Care              9%
Financials               8%
Communication Services   4%
Capital Goods            3%
Transportation           1%
Other                    1%

Phoenix-Engemann Focus Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Cisco Systems, Inc.                                            8.1%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    2.  Texas Instruments, Inc.                                        7.0%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    3.  America Online, Inc.                                           5.6%
        MAJOR PROVIDER OF ONLINE SERVICES TO CUSTOMERS
    4.  Microsoft Corp.                                                5.4%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    5.  JDS Uniphase Corp.                                             4.7%
        DIVERSIFIED ELECTRONICS MANUFACTURER
    6.  MCI WorldCom, Inc.                                             4.1%
        LEADING TELECOMMUNICATIONS SERVICE PROVIDER
    7.  Yahoo!, Inc.                                                   3.9%
        FIRST ONLINE NAVIGATIONAL GUIDE TO THE WORLD WIDE WEB
    8.  Lucent Technologies, Inc.                                      3.8%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    9.  QUALCOMM, Inc.                                                 3.6%
        A LEADER PROVIDER OF DIGITAL WIRELESS COMMUNICATIONS PRODUCTS
   10.  General Electric Co.                                           3.3%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                                 SHARES        VALUE
                                              ------------  ------------
COMMON STOCKS--95.8%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Clear Channel Communications, Inc.(b)...            85,000  $  7,586,250
COMMUNICATIONS EQUIPMENT--10.2%
Lucent Technologies, Inc................           396,000    29,625,750
QUALCOMM, Inc.(b).......................           160,000    28,200,000
Tellabs, Inc.(b)........................           341,100    21,894,356
                                                            ------------
                                                              79,720,106
                                                            ------------

COMPUTERS (HARDWARE)--5.1%
Dell Computer Corp.(b)..................           300,000    15,300,000
International Business Machines Corp....           100,000    10,800,000
Sun Microsystems, Inc.(b)...............           185,000    14,325,937
                                                            ------------
                                                              40,425,937
                                                            ------------
COMPUTERS (NETWORKING)--8.1%
Cisco Systems, Inc.(b)..................           592,224    63,441,996

COMPUTERS (PERIPHERALS)--3.3%
EMC Corp.(b)............................           234,000    25,564,500

COMPUTERS (SOFTWARE & SERVICES)--16.4%
America Online, Inc.(b).................           584,000    44,055,500
BMC Software, Inc.(b)...................           150,000    11,990,625
Microsoft Corp.(b)......................           362,600    42,333,550
Yahoo!, Inc.(b).........................            70,000    30,288,125
                                                            ------------
                                                             128,667,800
                                                            ------------

ELECTRICAL EQUIPMENT--3.3%
General Electric Co.....................           170,000    26,307,500
                                                 SHARES        VALUE
                                              ------------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Intel Corp..............................           252,800  $ 20,808,600
JDS Uniphase Corp.(b)...................           230,000    37,101,875
Texas Instruments, Inc..................           569,200    55,141,250
Xilinx, Inc.(b).........................            85,000     3,864,844
                                                            ------------
                                                             116,916,569
                                                            ------------

FINANCIAL (DIVERSIFIED)--4.3%
American Express Co.....................            94,000    15,627,500
Citigroup, Inc..........................           330,000    18,335,625
                                                            ------------
                                                              33,963,125
                                                            ------------

HEALTH CARE (DIVERSIFIED)--1.8%
Warner-Lambert Co.......................           170,000    13,929,375

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.4%
Genentech, Inc.(b)......................            86,000    11,567,000
Merck & Co., Inc........................           208,200    13,962,412
Pfizer, Inc.............................           511,800    16,601,512
                                                            ------------
                                                              42,130,924
                                                            ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
Medtronic, Inc..........................           300,200    10,938,538

INVESTMENT BANKING/BROKERAGE--3.1%
Goldman Sachs Group, Inc. (The).........           100,000     9,418,750
Merrill Lynch & Co., Inc................           176,000    14,696,000
                                                            ------------
                                                              24,114,750
                                                            ------------

LODGING-HOTELS--1.8%
Carnival Corp...........................           302,200    14,448,938

                       See Notes to Financial Statements                      15

Phoenix-Engemann Focus Growth Fund


                                                 SHARES        VALUE
                                              ------------  ------------
RETAIL (BUILDING SUPPLIES)--3.3%
Home Depot, Inc. (The)..................           375,000  $ 25,710,938

RETAIL (DEPARTMENT STORES)--1.8%
Kohl's Corp.(b).........................           192,700    13,910,531

RETAIL (GENERAL MERCHANDISE)--3.4%
Costco Wholesale Corp.(b)...............            95,000     8,668,750
Wal-Mart Stores, Inc....................           259,000    17,903,375
                                                            ------------
                                                              26,572,125
                                                            ------------

SERVICES (COMMERCIAL & CONSUMER)--2.1%
Cendant Corp.(b)........................           636,833    16,915,877
TELECOMMUNICATIONS (LONG DISTANCE)--4.1%
MCI WorldCom, Inc.(b)...................           610,500    32,394,656

TRUCKERS --1.0%
United Parcel Service, Inc..............           119,500     8,245,500
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $301,975,818)                               751,905,935
- ------------------------------------------------------------------------

                                                 SHARES        VALUE
                                              ------------  ------------

FOREIGN COMMON STOCKS--1.5%

COMMUNICATIONS EQUIPMENT--1.5%
Nokia Oyj Sponsored ADR (Finland).......            60,000  $ 11,400,000
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,899,206)                                  11,400,000
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $307,875,024)                               763,305,935(a)
Cash and receivables, less liabilities--2.7%                  21,150,877
                                                            ------------
NET ASSETS--100.0%                                          $784,456,812
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $457,362,169 and gross depreciation of $1,931,258 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $307,875,024.
(b)  Non-income producing.

16
                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $307,875,024)                              $  763,305,935
Cash                                                              26,335,210
Receivables
  Fund shares sold                                                 1,217,125
  Dividends and interest                                             315,122
                                                              --------------
    Total assets                                                 791,173,392
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  3,856,374
  Fund shares repurchased                                            853,601
  Option written, at value (premium received $1,017,416)             478,125
  Distribution fee                                                   699,102
  Investment advisory fee                                            491,860
  Administration fee                                                 290,813
  Trustees' fee                                                        5,428
Accrued expenses                                                      41,277
                                                              --------------
    Total liabilities                                              6,716,580
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  328,486,610
Net unrealized appreciation                                      455,970,202
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $621,386,162)               18,692,221
Net asset value per share                                             $33.24
Offering price per share $33.24/(1-4.75%)                             $34.90
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $106,372,106)                3,435,022
Net asset value and offering price per share                          $30.97
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $56,698,544)                 1,830,971
Net asset value and offering price per share                          $30.97

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    2,071,025
Interest                                                             997,025
                                                              --------------
    Total investment income                                        3,068,050
                                                              --------------
EXPENSES
Investment advisory fee                                            4,836,987
Distribution fee, Class A                                          1,232,638
Distribution fee, Class B                                            787,057
Distribution fee, Class C                                            410,207
Administration                                                     2,981,416
Professional                                                          48,594
Trustees                                                              13,620
                                                              --------------
    Total expenses                                                10,310,519
                                                              --------------
NET INVESTMENT LOSS                                               (7,242,469)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   85,809,182
Net realized gain on written options                                 672,473
Net change in unrealized appreciation (depreciation) on
  investments                                                    184,418,047
Net change in unrealized appreciation (depreciation) on
  written options                                                    539,291
                                                              --------------
NET GAIN ON INVESTMENTS                                          271,438,993
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  264,196,524
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (7,242,469) $ (4,059,521)
  Net realized gain (loss)                  86,481,655    77,363,122
  Net change in unrealized appreciation
    (depreciation)                         184,957,338    80,943,604
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              264,196,524   154,247,205
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A             (103,359,347)  (19,191,036)
  Net realized gains, Class B              (18,563,891)   (3,003,744)
  Net realized gains, Class C               (9,894,149)   (1,570,635)
  In excess of net realized gains, Class
    A                                       (2,793,835)           --
  In excess of net realized gains, Class
    B                                         (501,788)           --
  In excess of net realized gains, Class
    C                                         (267,443)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (135,380,453)  (23,765,415)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,437,653 and 554,463 shares,
    respectively)                           77,978,236    12,769,077
  Net asset value of shares issued from
    reinvestment of distributions
    (2,932,699 and 665,077 shares,
    respectively)                           95,019,463    17,245,429
  Cost of shares repurchased (3,126,770
    and 3,536,921 shares, respectively)    (98,805,876)  (79,785,149)
                                          ------------  ------------
Total                                       74,191,823   (49,770,643)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (672,999
    and 245,967 shares, respectively)       19,484,473     5,372,379
  Net asset value of shares issued from
    reinvestment of distributions
    (575,602 and 110,700 shares,
    respectively)                           17,377,421     2,728,756
  Cost of shares repurchased (402,631
    and 534,746 shares, respectively)      (11,482,014)  (11,527,013)
                                          ------------  ------------
Total                                       25,379,880    (3,425,878)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (417,135
    and 164,645 shares, respectively)       12,312,851     3,582,593
  Net asset value of shares issued from
    reinvestment of distributions
    (308,840 and 58,568 shares,
    respectively)                            9,323,884     1,443,709
  Cost of shares repurchased (251,773
    and 356,278 shares, respectively)       (7,279,393)   (7,561,830)
                                          ------------  ------------
Total                                       14,357,342    (2,535,528)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    4,866 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    4,866 shares, respectively)                     --      (108,609)
                                          ------------  ------------
Total                                               --        (8,509)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                113,929,045   (55,740,558)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    242,745,116    74,741,232
NET ASSETS
  Beginning of period                      541,711,696   466,970,464
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $784,456,812  $541,711,696
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  26.82      $  20.43      $  21.94      $  19.28      $  15.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.31)        (0.16)        (0.16)        (0.14)        (0.06)
  Net realized and unrealized gain
    (loss)                                    13.48          7.76          3.51          4.47          4.24
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        13.17          7.60          3.35          4.33          4.18
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.42          6.39         (1.51)         2.66          3.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  33.24      $  26.82      $  20.43      $  21.94      $  19.28
                                           ========      ========      ========      ========      ========
Total return(2)                               49.74 %       37.41 %       16.04 %       22.49 %       27.16 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $621,386      $441,146      $383,481      $426,785      $415,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.54 %        1.58 %         1.6 %(3)      1.6 %(3)      1.6 %
  Net investment income (loss)                (1.04)%       (0.72)%        (0.7)%        (0.6)%        (0.3)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $106,372       $65,986       $54,267       $49,444       $34,786
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $56,699       $34,580       $29,222       $27,239       $20,497
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.

20
                       See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund has an investment objective of long-term growth of capital.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: We seek to achieve long-term capital appreciation by investing in approximately 50 companies that the portfolio management team considers to have the best prospects for appreciation potential. Our approach has been well rewarded this year. For the 12 months ended December 31, 1999, Class A shares returned 32.47%, Class B shares returned 31.47%, and Class C shares returned 31.47% compared with a return of 21.14% for the S&P 500 Index(1). All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE IN 1999?

A: While many of the major markets posted new highs, it wasn't a free-for-all for stocks in general. Well over half the stocks on the New York Stock Exchange and even the high-flying Nasdaq were selling at lower prices at year-end then they did at the beginning of the year. Clearly it was a year in which good stock selection reigned supreme. Our ratio of winners to losers was encouraging. Another factor contributing to performance was the fact that many of the big winners were also widely held positions.

Q: WHAT INDUSTRY SECTORS WAS THE PORTFOLIO INVESTED IN PRIMARILY?

A: Tech stocks were the runaway market leaders in 1999, and we were rewarded for our increased emphasis on this sector. It is interesting to note that the return for the S&P 500 Index excluding technology stocks was only 3.1%. Many of the Fund's largest holdings were tech stocks, some with gains of 100% plus.

    The portfolio also benefited from underweighted positions in financials and health care, which lagged the market for the year. However, careful stock selection within the financial group proved to be a plus, with both Citigroup and American Express up substantially for the year. Several consumer cyclical stocks also enhanced performance; for example, Home Depot, Wal-Mart, and Interpublic Group.

Q: WHAT WERE SOME OF THE MORE DISAPPOINTING HOLDINGS IN THE PORTFOLIO?

A: Staples, one of the three major players in the office products and supplies industry, underperformed last year due to uncertainties about industry saturation and the company's Internet strategy. However, we continue to be optimistic regarding the company's stock and long-term outlook. Freddie Mac was one of many financial companies victimized by political and interest rate concerns during the year. But, again we are positive on the stock and believe strong earnings growth should bolster the potential for future price appreciation. Another holding that lost ground this year was Pfizer, which was hurt by worries over

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

health-care reform. Because of its high valuation, the stock suffered more than some other pharmaceuticals, but we feel solid fundamentals will eventually put the company back in the winning column.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: With lofty stock prices and the relentless market climb, particularly in dot.com issues, there is apt to be a large dose of volatility ahead. Signs of that have already emerged in the early days of 2000. The threat of rising interest rates will also add to nervous investor behavior.

    However, even with the expected hikes in interest rates, there appears little on the horizon that could cause a dramatic reversal in the coming months. The economy is strong, inflation looks as if it will remain tame, and the outlook for earnings appears positive. Such ingredients are typically conducive to a healthy stock market in which high quality, large-cap companies prosper.

                                                                JANUARY 28, 2000

Phoenix-Engemann Nifty Fifty Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                    INCEPTION    INCEPTION
                                 1 YEAR   5 YEAR   TO 12/31/99     DATE
                                --------  -------  -----------  -----------
Class A Shares at NAV(2)         32.47%    28.19%       21.97%    12/17/90
Class A Shares at POP(3)         26.18     26.95        21.32     12/17/90
Class B Shares at NAV(2)         31.47     27.24        22.44       1/3/94
Class B Shares with CDSC(4)      27.47     27.24        22.44       1/3/94
Class C Shares at NAV(2)         31.47     27.24        22.44       1/3/94
Class C Shares with CDSC(4)      31.47     27.24        22.44       1/3/94
S&P 500 Index(7)                 21.14     28.66       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 21.00% for Class A (since 12/17/90) and 23.71% for Class B and C (since 1/3/94), respectively.
(6)  This chart illustrates POP returns on Class A Shares only. Returns on
     Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ENGEMANN NIFTY FIFTY FUND CLASS A(6)  S&P 500 INDEX(7)
90                                      $9,525.00        $10,000.00
90                                      $9,489.00        $10,142.00
91                                     $15,908.00        $13,239.00
92                                     $16,493.00        $14,258.00
93                                     $16,407.00        $15,683.00
94                                     $16,579.00        $15,891.00
95                                     $21,256.00        $21,851.00
96                                     $26,894.00        $26,931.00
97                                     $32,064.00        $35,920.00
98                                     $43,329.00        $46,249.00
99                                     $57,400.00        $56,023.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              49%
Consumer Cyclicals      17%
Financials              10%
Health-Care             10%
Communication Services   6%
Capital Goods            4%
Consumer Staples         4%

Phoenix-Engemann Nifty Fifty Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  EMC Corp.                                                      7.0%
        LEADING SUPPLIER OF ENTERPRISE STORAGE SOLUTIONS
    2.  Cisco Systems, Inc.                                            6.0%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
    3.  Microsoft Corp.                                                5.9%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    4.  Texas Instruments, Inc.                                        5.7%
        LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION
        MARKET
    5.  MCI WorldCom, Inc.                                             5.5%
        LEADING TELECOMMUNICATIONS SERVICE PROVIDER
    6.  Home Depot, Inc. (The)                                         4.0%
        LEADING HOME IMPROVEMENT RETAILER
    7.  Lucent Technologies, Inc.                                      3.9%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
    8.  America Online, Inc.                                           3.6%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    9.  Intel Corp.                                                    3.4%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
   10.  General Electric Co.                                           2.9%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--96.6%
BANKS (MAJOR REGIONAL)--1.0%
Wells Fargo Co..........................       134,400  $  5,434,800
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
AT&T Corp.-Liberty Media Group Class
A(b)....................................        53,000     3,007,750
COMMUNICATIONS EQUIPMENT--6.8%
Lucent Technologies, Inc................       280,000    20,947,500
Tellabs, Inc.(b)........................       240,000    15,405,000
                                                        ------------
                                                          36,352,500
                                                        ------------
COMPUTERS (HARDWARE)--4.7%
Dell Computer Corp.(b)..................       100,000     5,100,000
International Business Machines Corp....       100,000    10,800,000
Sun Microsystems, Inc.(b)...............       120,000     9,292,500
                                                        ------------
                                                          25,192,500
                                                        ------------
COMPUTERS (NETWORKING)--6.0%
Cisco Systems, Inc.(b)..................       295,874    31,695,502
COMPUTERS (PERIPHERALS)--7.0%
EMC Corp.(b)............................       340,000    37,145,000
COMPUTERS (SOFTWARE & SERVICES)--12.1%
America Online, Inc.(b).................       252,000    19,010,250
BMC Software, Inc.(b)...................       120,000     9,592,500
Compuware Corp.(b)......................       114,000     4,246,500
Microsoft Corp.(b)......................       268,800    31,382,400
                                                        ------------
                                                          64,231,650
                                                        ------------
CONSUMER FINANCE--1.2%
MBNA Corp...............................       225,000     6,131,250
ELECTRICAL EQUIPMENT--2.9%
General Electric Co.....................       100,000    15,475,000
                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (SEMICONDUCTORS)--9.1%
Intel Corp..............................       223,000  $ 18,355,687
Texas Instruments, Inc..................       311,000    30,128,125
                                                        ------------
                                                          48,483,812
                                                        ------------
ENTERTAINMENT--0.9%
Time Warner, Inc........................        65,000     4,708,437
FINANCIAL (DIVERSIFIED)--6.1%
American Express Co.....................        40,000     6,650,000
Citigroup, Inc..........................       225,000    12,501,562
Freddie Mac.............................       100,000     4,706,250
Morgan Stanley Dean Witter & Co.........        60,000     8,565,000
                                                        ------------
                                                          32,422,812
                                                        ------------
HEALTH CARE (DIVERSIFIED)--1.0%
Warner-Lambert Co.......................        65,000     5,325,937
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Genentech, Inc.(b)......................        60,000     8,070,000
Merck & Co., Inc........................       112,600     7,551,238
Pfizer, Inc.............................       365,850    11,867,259
Schering-Plough Corp....................       100,000     4,218,750
                                                        ------------
                                                          31,707,247
                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
Guidant Corp.(b)........................        65,000     3,055,000
Medtronic, Inc..........................       322,600    11,754,738
                                                        ------------
                                                          14,809,738
                                                        ------------
INVESTMENT BANKING/BROKERAGE--1.6%
Goldman Sachs Group, Inc. (The).........        32,000     3,014,000
Merrill Lynch & Co., Inc................        66,000     5,511,000
                                                        ------------
                                                           8,525,000
                                                        ------------
LODGING-HOTELS--1.7%
Carnival Corp...........................       189,700     9,070,031

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                               SHARES      VALUE
                                              --------  ------------
MANUFACTURING (DIVERSIFIED)--1.2%
Tyco International Ltd..................        90,000  $  3,498,750
United Technologies Corp................        40,000     2,600,000
                                                        ------------
                                                           6,098,750
                                                        ------------
PERSONAL CARE--0.7%
Gillette Co. (The)......................        83,600     3,443,275
RETAIL (BUILDING SUPPLIES)--5.1%
Home Depot, Inc. (The)..................       307,500    21,082,969
Lowe's Companies., Inc..................       100,300     5,992,925
                                                        ------------
                                                          27,075,894
                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--1.5%
Best Buy Co., Inc.(b)...................        68,000     3,412,750
Circuit City Stores-Circuit City
Group...................................       100,000     4,506,250
                                                        ------------
                                                           7,919,000
                                                        ------------
RETAIL (DEPARTMENT STORES)--0.5%
Kohl's Corp.(b).........................        40,000     2,887,500
RETAIL (DRUG STORES)--1.0%
Walgreen Co.............................       190,000     5,557,500
RETAIL (GENERAL MERCHANDISE)--3.6%
Dayton Hudson Corp.(b)..................        75,000     5,507,813
Wal-Mart Stores, Inc....................       195,000    13,479,375
                                                        ------------
                                                          18,987,188
                                                        ------------
RETAIL (SPECIALTY)--1.1%
Staples, Inc.(b)........................       279,750     5,804,813
                                               SHARES      VALUE
                                              --------  ------------
SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................       120,000  $  6,922,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Cendant Corp.(b)........................       325,500     8,646,094
SERVICES (COMPUTER SYSTEMS)--2.0%
Electronic Data Systems Corp............       160,000    10,710,000
TELECOMMUNICATIONS (LONG DISTANCE)--5.5%
MCI WorldCom, Inc.(b)...................       553,500    29,370,094
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $240,849,873)                           513,141,574
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.5%
ENTERTAINMENT--0.5%
News Corporation Ltd. (The)
Sponsored ADR
(Australia)................            66,000              2,524,500
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,629,211)                               2,524,500
- --------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $243,479,084)                           515,666,074(a)
Cash and receivables, less liabilities--2.9%              15,133,167
                                               ---------------------
NET ASSETS--100.0%                             $         530,799,241
                                               =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $274,647,417 and gross depreciation of $5,807,049 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $246,825,706.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $243,479,084)                              $  515,666,074
Cash                                                              15,980,207
Receivables
  Fund shares sold                                                   925,740
  Dividends and interest                                             156,622
                                                              --------------
    Total assets                                                 532,728,643
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            650,295
  Distribution fee                                                   663,436
  Investment advisory fee                                            353,395
  Administration fee                                                 221,916
  Trustees' fee                                                        5,428
Accrued expenses                                                      34,932
                                                              --------------
    Total liabilities                                              1,929,402
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  260,874,252
Accumulated net realized loss                                     (2,262,001)
Net unrealized appreciation                                      272,186,990
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $321,298,548)                6,960,086
Net asset value per share                                             $46.16
Offering price per share $46.16/(1-4.75%)                             $48.46
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $138,625,558)                3,173,377
Net asset value and offering price per share                          $43.68
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $70,875,135)                 1,622,576
Net asset value and offering price per share                          $43.68

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    1,933,467
Interest                                                             787,659
                                                              --------------
    Total investment income                                        2,721,126
                                                              --------------
EXPENSES
Investment advisory fee                                            3,571,794
Distribution fee, Class A                                            675,811
Distribution fee, Class B                                          1,137,569
Distribution fee, Class C                                            563,625
Administration                                                     2,250,464
Professional                                                          36,407
Trustees                                                              17,045
                                                              --------------
    Total expenses                                                 8,252,715
                                                              --------------
NET INVESTMENT LOSS                                               (5,531,589)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   40,441,424
Net change in unrealized appreciation (depreciation) on
  investments                                                     93,107,575
                                                              --------------
NET GAIN ON INVESTMENTS                                          133,548,999
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  128,017,410
                                                              ==============

26                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (5,531,589) $ (2,852,205)
  Net realized gain (loss)                  40,441,424    24,005,577
  Net change in unrealized appreciation
    (depreciation)                          93,107,575    76,678,083
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              128,017,410    97,831,455
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (32,506,365)   (3,938,869)
  Net realized gains, Class B              (14,737,596)   (1,688,560)
  Net realized gains, Class C               (7,456,863)     (844,698)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (54,700,824)   (6,472,127)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,492,778 and 1,393,163 shares,
    respectively)                           63,251,908    45,389,712
  Net asset value of shares issued from
    reinvestment of distributions
    (650,922 and 94,125 shares,
    respectively)                           29,512,798     3,589,938
  Cost of shares repurchased (1,241,476
    and 1,467,112 shares, respectively)    (53,099,694)  (47,556,423)
                                          ------------  ------------
Total                                       39,665,012     1,423,227
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (634,388
    and 498,534 shares, respectively)       25,899,845    15,592,450
  Net asset value of shares issued from
    reinvestment of distributions
    (300,215 and 40,281 shares,
    respectively)                           12,885,223     1,473,476
  Cost of shares repurchased (367,722
    and 341,912 shares, respectively)      (15,038,011)  (10,575,072)
                                          ------------  ------------
Total                                       23,747,057     6,490,854
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (398,511
    and 213,942 shares, respectively)       16,321,818     6,658,822
  Net asset value of shares issued from
    reinvestment of distributions
    (154,070 and 20,953 shares,
    respectively)                            6,611,132       766,453
  Cost of shares repurchased (230,854
    and 342,357 shares, respectively)       (9,311,630)  (10,440,823)
                                          ------------  ------------
Total                                       13,621,320    (3,015,548)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    3,392 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    3,392 shares, respectively)                     --      (111,184)
                                          ------------  ------------
Total                                               --       (11,084)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 77,033,389     4,887,449
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    150,349,975    96,246,777
NET ASSETS
  Beginning of period                      380,449,266   284,202,489
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $0, RESPECTIVELY]    $530,799,241  $380,449,266
                                          ============  ============

                       See Notes to Financial Statements                      27

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $38.80        $29.21        $26.50        $22.18        $17.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.41)        (0.20)        (0.20)        (0.12)        (0.05)
  Net realized and unrealized gain
    (loss)                                    12.92         10.45          5.23          6.00          4.93
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.51         10.25          5.03          5.88          4.88
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      7.36          9.59          2.71          4.32          4.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $46.16        $38.80        $29.21        $26.50        $22.18
                                           ========      ========      ========      ========      ========
Total return(2)                               32.47 %       35.13 %       19.23 %       26.53 %       28.21 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $321,299      $235,065      $176,378      $145,469      $122,322

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.58 %        1.60 %         1.6 %(3)      1.7 %(3)      1.9 %
  Net investment income (loss)                (0.97)%       (0.61)%        (0.7)%        (0.4)%        (0.3)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.

28
                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $138,626       $96,983       $68,051       $47,143       $27,462
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $70,875       $48,401       $39,773       $26,092       $15,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital. Investors should note that small-company investing involves added risks, such as greater price volatility, less liquidity, and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Class A shares returned 84.59%, Class B shares returned 83.25%, and Class C shares returned 83.20% compared with a return of 21.26% for the Russell 2000 Index(1) and an average return of 62.63% for a peer universe of 263 small-cap growth funds, according to Lipper, Inc. Investors should consider all performance periods and the effect of the past 12 months' strong stock market when evaluating funds. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT FACTORS HELPED THE FUND ACHIEVE SUCH STRONG RESULTS?

A: After struggling for most of the year, small-cap stocks staged a rebound in late 1999. Our Fund also surged ahead, exceeding the return of the record-setting Russell 2000 Index for both the final quarter of the year and the full year. Performance was strong among many holdings in the portfolio, with most stocks showing double-digit returns. Some climbed more than 100%.

Q: WHAT WERE SOME OF THE BIG WINNERS AND LOSERS?

A: Leading the winners by a wide margin was Commerce One Inc., with a remarkable 808% return. The company, which provides software to large industrial firms to lower their cost of procuring materials, is one of the leaders in the concept of business-to-business e-commerce. Because Commerce One was one of our largest holdings, its contribution to performance was significant.

    Next in line was Applied Micro Circuits, which has been one of our best performing stocks throughout much of the year. Applied Micro Circuits manufactures high-performance silicon solutions for communications infrastructures. BEA Systems was another big contributor to performance. The company provides "middle ware" software that enables companies to tie together different computer systems.

    All but two of the poorest performing stocks were sold earlier in the year. Of those remaining in the portfolio, the two with the greatest declines were Omnicare and Concentric Network, two relatively small positions. Omnicare continued to suffer in the difficult operating environment that the long-term health-care industry faced last year.

  Concentric is a company that provides Internet solutions for small- and medium-sized companies and consistently receives top ratings as a service provider. Although the stock was affected by

(1) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF SMALL-CAP STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
30
volatility in its niche of the technology sector over the last year, we believe the long-range prospects for the company are good.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We feel the upturn in small stocks at the end of 1999 may bode well for this segment of the market in the coming months. Investor confidence seems to be broadening, and those who formerly sought comfort only in large names may now be willing to look for returns from additional areas. Along with their risks, we believe small stocks also offer more upside potential and could prove to be an attractive place for investors seeking to diversify their portfolio.

                                                                JANUARY 28, 2000

Phoenix-Engemann Small & Mid-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                    INCEPTION   INCEPTION
                                1 YEAR   5 YEARS   TO 12/31/99     DATE
                                -------  --------  -----------  ----------
Class A Shares at NAV(2)        84.59%    38.56%        41.61%   10/10/94
Class A Shares at POP(3)        75.82     37.22         40.30    10/10/94
Class B Shares at NAV(2)        83.25        --         38.89     9/18/96
Class B Shares with CDSC(4)     79.25        --         38.60     9/18/96
Class C Shares at NAV(2)        83.20        --         35.80     10/8/96
Class C Shares with CDSC(4)     83.20        --         35.80     10/8/96
Russell 2000 Index(7)           21.26     16.69       Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 21.26% for Class A (since 10/10/94), 16.69% for Class B (since 9/18/96) and 15.64% for Class C (since 10/8/96), respectively.
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        RUSSELL 2000    PHOENIX-ENGEMANN SMALL & MID-CAP
       GROWTH INDEX(7)       GROWTH FUND CLASS A(6)
10/94       $10,000.00                         $9,525.00
94           $9,877.00                        $11,497.00
95          $12,686.00                        $14,449.00
96          $14,778.00                        $22,015.00
97          $18,083.00                        $27,830.00
98          $17,622.00                        $31,807.00
99          $21,368.00                        $58,713.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          56%
Consumer Cyclicals  18%
Consumer Staples     7%
Financials           5%
Energy               3%
Health-Care          3%
Capital Goods        3%
Other                5%

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Ortel Corp.                                                    4.9%
        PRODUCES LINEAR FIBEROPTIC PRODUCTS
    2.  BEA Systems, Inc.                                              4.3%
        COMPUTER SOFTWARE DESIGNER
    3.  Applied Micro Circuits Corp.                                   3.9%
        MANUFACTURER OF INTEGRATED CIRCUITS
    4.  DoubleClick, Inc.                                              3.8%
        INTERNET ADVERTISING PROVIDER
    5.  Commerce One, Inc.                                             3.6%
        PROVIDER OF BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE SOLUTIONS
    6.  Peregrine Systems, Inc.                                        3.2%
        COMPUTER SOFTWARE DEVELOPER
    7.  Conexant Systems, Inc.                                         2.3%
        DEVELOPS SEMICONDUCTOR PRODUCTS FOR COMMUNICATIONS ELECTRONICS
    8.  Pinnacle Oil International, Inc.                               2.3%
        OIL EXPLORATION TECHNOLOGY COMPANY
    9.  Cost Plus, Inc.                                                2.2%
        SPECIALTY RETAILER OF CAUSAL HOME LIVING AND ENTERTAINING PRODUCTS
   10.  Metris Companies, Inc.                                         2.2%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES           VALUE
                                              --------  ---------------------
COMMON STOCKS--89.0%

AIR FREIGHT--0.7%
Expeditors International of Washington,
Inc.....................................        40,000  $           1,752,500
BIOTECHNOLOGY--1.7%
Coulter Pharmaceutical, Inc.(b).........        30,000                680,625
IDEC Pharmaceuticals Corp.(b)...........        12,000              1,179,000
Pharmacyclics, Inc.(b)..................        20,000                825,000
Progenics Pharmaceuticals, Inc.(b)......        30,000              1,466,250
                                                        ---------------------
                                                                    4,150,875
                                                        ---------------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
Cumulus Media, Inc.(b)..................        50,000              2,537,500
Salem Communications Corp.(b)...........        50,000              1,131,250
Spanish Broadcasting System, Inc. Class
A(b)....................................        30,000              1,207,500
                                                        ---------------------
                                                                    4,876,250
                                                        ---------------------

COMMUNICATIONS EQUIPMENT--5.7%
Advanced Fibre Communications,
Inc.(b).................................        42,500              1,899,219
Ortel Corp.(b)..........................       100,000             12,000,000
                                                        ---------------------
                                                                   13,899,219
                                                        ---------------------

COMPUTERS (NETWORKING)--3.4%
Agile Software Corp.(b).................        16,000              3,475,750
C-bridge Internet Solutions, Inc.(b)....        29,000              1,410,125
ITXC Corp.(b)...........................        24,000                807,000
Retek, Inc.(b)..........................        24,000              1,806,000
Women.com Networks, Inc.(b).............        20,000                285,000
Xpedior, Inc.(b)........................        20,000                575,000
                                                        ---------------------
                                                                    8,358,875
                                                        ---------------------
                                               SHARES           VALUE
                                              --------  ---------------------

COMPUTERS (SOFTWARE & SERVICES)--22.1%
BEA Systems, Inc.(b)....................       150,000  $          10,490,625
Commerce One, Inc.(b)...................        45,000              8,842,500
Concentric Network Corp.(b).............        50,000              1,540,625
E.piphany, Inc.(b)......................        12,000              2,677,500
HNC Software, Inc.(b)...................        15,000              1,586,250
Interwoven, Inc.(b).....................        17,000              2,067,625
Keynote Systems, Inc.(b)................        28,000              2,065,000
Legato Systems, Inc.(b).................        60,000              4,128,750
NetZero, Inc.(b)........................        47,100              1,268,756
New Era of Networks, Inc.(b)............        35,000              1,666,875
Peregrine Systems, Inc.(b)..............        95,000              7,849,375
Sapient Corp.(b)........................        36,000              5,073,750
TIBCO Software, Inc.(b).................        22,000              3,366,000
Verio, Inc.(b)..........................        25,000              1,154,687
ZapMe! Corp.(b).........................        37,300                321,712
                                                        ---------------------
                                                                   54,100,030
                                                        ---------------------

CONSUMER FINANCE--2.2%
Metris Companies, Inc...................       150,000              5,353,125

ELECTRICAL EQUIPMENT--3.0%
Advanced Energy Industries, Inc.(b).....        50,000              2,462,500
C-COR.net Corp.(b)......................        14,000              1,072,750
Flextronics International Ltd.(b).......        80,000              3,680,000
                                                        ---------------------
                                                                    7,215,250
                                                        ---------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--1.5%
Caliper Technologies Corp.(b)...........        20,000              1,335,000
NETsilicon, Inc.(b).....................       110,000              2,206,875
                                                        ---------------------
                                                                    3,541,875
                                                        ---------------------

                       See Notes to Financial Statements                      33

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)..............        40,000  $           1,140,000
ELECTRONICS (SEMICONDUCTORS)--11.4%
Applied Micro Circuits Corp.(b).........        75,600              9,620,100
Conexant Systems, Inc.(b)...............        86,000              5,708,250
Micrel, Inc.(b).........................        76,000              4,327,250
SDL, Inc.(b)............................        15,200              3,313,600
TriQuint Semiconductor, Inc.(b).........        20,500              2,280,625
Vitesse Semiconductor Corp.(b)..........        50,000              2,621,875
                                                        ---------------------
                                                                   27,871,700
                                                        ---------------------

EQUIPMENT (SEMICONDUCTOR)--2.4%
Cymer, Inc.(b)..........................        73,000              3,358,000
PRI Automation, Inc.(b).................        18,000              1,208,250
Rudolph Technologies, Inc.(b)...........        40,000              1,340,000
                                                        ---------------------
                                                                    5,906,250
                                                        ---------------------

FINANCIAL (DIVERSIFIED)--1.1%
Federal Agricultural Mortgage Corp.
Class C(b)..............................        63,000              1,271,812
Pinnacle Holdings, Inc.(b)..............        30,000              1,271,250
                                                        ---------------------
                                                                    2,543,062
                                                        ---------------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.8%
Championship Auto Racing Teams,
Inc.(b).................................        80,000              1,840,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
Inhale Therapeutic Systems(b)...........        30,000              1,276,875
ViroPharma, Inc.(b).....................         6,000                222,000
                                                        ---------------------
                                                                    1,498,875
                                                        ---------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
ArthroCare Corp.(b).....................        14,000                854,000
MiniMed, Inc. (b).......................        12,000                879,000
                                                        ---------------------
                                                                    1,733,000
                                                        ---------------------

INVESTMENT MANAGEMENT--0.7%
Gabelli Asset Management, Inc. Class
A(b)....................................       110,000              1,787,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.3%
Pinnacle Oil International, Inc.(b).....       224,500              5,668,625

PUBLISHING--0.8%
Scholastic Corp.(b).....................        33,000              2,052,188
RAILROADS--1.5%
Kansas City Southern Industries, Inc....        50,000              3,731,250
                                               SHARES           VALUE
                                              --------  ---------------------

RESTAURANTS--1.8%
Cheesecake Factory, Inc. (The)(b).......        80,000  $           2,800,000
Papa John's International, Inc.(b)......        65,000              1,694,063
                                                        ---------------------
                                                                    4,494,063
                                                        ---------------------

RETAIL (BUILDING SUPPLIES)--0.9%
Fastenal Co.............................        50,000              2,246,875

RETAIL (DISCOUNTERS)--0.9%
99 Cents Only Stores(b).................        58,100              2,222,325

RETAIL (FOOD CHAINS)--2.2%
Smart & Final, Inc.(b)..................        96,499                699,618
Whole Foods Market, Inc.(b).............       100,000              4,637,500
                                                        ---------------------
                                                                    5,337,118
                                                        ---------------------

RETAIL (SPECIALTY)--3.5%
Cost Plus, Inc.(b)......................       152,775              5,442,609
Linens 'n Things, Inc.(b)...............        36,000              1,066,500
Lithia Motors, Inc. Class A(b)..........        42,500                759,688
Restoration Hardware, Inc.(b)...........        75,000                510,938
uBid, Inc.(b)...........................        30,000                795,000
                                                        ---------------------
                                                                    8,574,735
                                                        ---------------------

RETAIL (SPECIALTY-APPAREL)--0.7%
Children's Place Retail Stores, Inc.
(The)(b)................................       100,000              1,643,750

SERVICES (ADVERTISING/MARKETING)--5.0%
DoubleClick, Inc.(b)....................        36,750              9,300,047
MyPoints.com, Inc.(b)...................        40,000              2,960,000
                                                        ---------------------
                                                                   12,260,047
                                                        ---------------------

SERVICES (COMMERCIAL & CONSUMER)--3.4%
Charles River Associates, Inc.(b).......        30,000              1,005,000
Corporate Executive Board Co.
(The)(b)................................        42,000              2,346,750
MIPS Technologies, Inc. Class A(b)......        62,800              3,265,600
NCO Group, Inc.(b)......................        53,000              1,596,625
eCollege.com, Inc.(b)...................        12,000                131,250
                                                        ---------------------
                                                                    8,345,225
                                                        ---------------------

SERVICES (COMPUTER SYSTEMS)--2.1%
CyberSource Corp.(b)....................        30,000              1,552,500
Whittman-Hart, Inc.(b)..................        68,000              3,646,500
                                                        ---------------------
                                                                    5,199,000
                                                        ---------------------

SERVICES (DATA PROCESSING)--0.9%
McAfee.com Corp.(b).....................        28,000              1,260,000

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
SERVICES (DATA PROCESSING)--CONTINUED
Predictive Systems, Inc.(b).............        14,000  $             917,000
                                                        ---------------------
                                                                    2,177,000
                                                        ---------------------

SERVICES (EMPLOYMENT)--0.2%
Edison Schools Inc.(b)..................        30,000                472,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................        75,000              1,575,000
WinStar Communications, Inc.(b).........        38,000              2,845,250
                                                        ---------------------
                                                                    4,420,250
                                                        ---------------------

TEXTILES (APPAREL)--0.5%
bebe Stores, Inc.(b)....................        40,500              1,093,500
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $93,915,604)                                     217,506,837
- -----------------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.6%

COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd. (Canada)(b).....        50,000              2,297,908
                                               SHARES           VALUE
                                              --------  ---------------------

INSURANCE (LIFE/HEALTH)--0.4%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)........................        29,000  $           1,044,000

OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
Encal Energy Ltd. (Canada)(b)...........       430,000              1,955,461

SERVICES (DATA PROCESSING)--0.4%
Trintech Group PLC Sponsored ADR
(Ireland)(b)............................        20,000                990,000
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,085,490)                                        6,287,369
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--91.6%
(IDENTIFIED COST $97,001,094)                                     223,794,206(a)
Cash and receivables, less liabilities--8.4%                       20,648,824
                                                        ---------------------
NET ASSETS--100.0%                                      $         244,443,030
                                                        =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $130,109,841 and gross depreciation of $3,660,421 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $97,344,786.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $97,001,094)                               $  223,794,206
Cash                                                              19,479,540
Receivables
  Fund shares sold                                                 2,085,781
  Dividends and interest                                              56,702
                                                              --------------
    Total assets                                                 245,416,229
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            406,901
  Distribution fee                                                   263,154
  Investment advisory fee                                            178,511
  Administration fee                                                  96,938
  Trustees' fee                                                        5,428
Accrued expenses                                                      22,267
                                                              --------------
    Total liabilities                                                973,199
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  122,314,202
Accumulated net realized loss                                     (4,664,284)
Net unrealized appreciation                                      126,793,112
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $132,996,285)                2,991,773
Net asset value per share                                             $44.45
Offering price per share $44.45/(1-4.75%)                             $46.67
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $73,862,559)                 1,704,950
Net asset value and offering price per share                          $43.32
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,584,186)                   868,177
Net asset value and offering price per share                          $43.29

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $      379,168
Dividends                                                             44,806
                                                              --------------
    Total investment income                                          423,974
                                                              --------------
EXPENSES
Investment advisory fee                                            1,205,720
Distribution fee, Class A                                            176,325
Distribution fee, Class B                                            387,883
Distribution fee, Class C                                            190,106
Administration                                                       691,595
Professional                                                          17,875
Trustees                                                              11,999
                                                              --------------
    Total expenses                                                 2,681,503
    Less expenses borne by investment adviser                        (29,874)
                                                              --------------
    Net expenses                                                   2,651,629
                                                              --------------
NET INVESTMENT LOSS                                               (2,227,655)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    6,350,070
Net realized loss on foreign currency transactions                    (1,903)
Net change in unrealized appreciation (depreciation)
  on investments                                                 103,350,257
                                                              --------------
NET GAIN ON INVESTMENTS                                          109,698,424
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  107,470,769
                                                              ==============

36                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $(2,227,655)  $ (1,330,768)
  Net realized gain (loss)                  6,348,167    (10,303,702)
  Net change in unrealized appreciation
     (depreciation)                       103,350,257     22,375,638
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            107,470,769     10,741,168
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
     gains, Class A                                --        (48,557)
  In excess of accumulated net realized
     gains, Class B                                --        (28,857)
  In excess of accumulated net realized
     gains, Class C                                --        (13,819)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                 --        (91,233)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,162,580 and 1,832,747 shares,
    respectively)                          58,137,050     39,721,245
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 2,097 shares, respectively)             --         46,145
  Cost of shares repurchased (1,421,135
    and 901,103 shares, respectively)     (38,629,734)   (19,287,058)
                                          ------------  ------------
Total                                      19,507,316     20,480,332
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (609,129
    and 776,437 shares, respectively)      15,875,386     16,692,888
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,267 shares, respectively)             --         27,357
  Cost of shares repurchased (242,043
    and 268,731 shares, respectively)      (5,699,467)    (5,454,844)
                                          ------------  ------------
Total                                      10,175,919     11,265,401
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (406,932
    and 389,879 shares, respectively)      10,621,041      8,174,670
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 580 shares, respectively)               --         12,526
  Cost of shares repurchased (174,616
    and 141,833 shares, respectively)      (4,172,562)    (2,899,692)
                                          ------------  ------------
Total                                       6,448,479      5,287,504
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    5,260 shares, respectively)                    --        110,536
  Cost of shares repurchased (0 and
    5,260 shares, respectively)                    --       (102,183)
                                          ------------  ------------
Total                                              --          8,353
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                36,131,714     37,041,590
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS   143,602,483     47,691,525
NET ASSETS
  Beginning of period                     100,840,547     53,149,022
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $244,443,030  $100,840,547
                                          ============  ============

                       See Notes to Financial Statements                      37

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                                1999        1998        1997        1996        1995
Net asset value, beginning of period      $    24.08   $   21.09   $   18.39   $   14.90   $   12.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.37)      (0.30)      (0.31)      (0.12)       0.22
  Net realized and unrealized gain
    (loss)                                     20.74        3.31        5.07        7.45        2.87
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL FROM INVESTMENT OPERATIONS         20.37        3.01        4.76        7.33        3.09
                                          ----------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            --          --          --       (0.28)      (0.08)
  Dividends from net realized gains               --          --       (2.06)      (3.56)      (0.18)
  In excess of accumulated net realized
    gains                                         --       (0.02)         --          --          --
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                         --       (0.02)      (2.06)      (3.84)      (0.26)
                                          ----------   ---------   ---------   ---------   ---------
Change in net asset value                      20.37        2.99        2.70        3.49        2.83
                                          ----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $    44.45   $   24.08   $   21.09   $   18.39   $   14.90
                                          ==========   =========   =========   =========   =========
Total return(2)                                84.59 %     14.29 %     26.41 %     52.37 %     25.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $132,996     $54,187     $27,771      $7,859      $1,742

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                         1.73 %      1.78 %      1.80 %      1.10 %        --%
  Net investment income (loss)                 (1.40)%     (1.39)%     (1.40)%     (0.70)%      1.50%
Portfolio turnover                               105 %       147 %     313.5 %     297.1 %     121.4%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended December 31, 1999,
     1998, 1997, 1996 and 1995, respectively.

38
                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS B
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          -----------------------------------------------------------
                                                  1999            1998            1997           1996
Net asset value, beginning of period        $ 23.64         $ 20.87         $ 18.35         $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)          (0.46)         (0.32)
  Net realized and unrealized gain
    (loss)                                    20.23            3.24            5.04           2.43
                                            -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.68            2.79            4.58           2.11
                                            -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --              --             --
  Dividends from net realized gains              --              --           (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)             --             --
                                            -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)          (2.06)         (0.20)
                                            -------         -------         -------         ------
Change in net asset value                     19.68            2.77            2.52           1.91
                                            -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.32         $ 23.64         $ 20.87         $18.35
                                            =======         =======         =======         ======
Total return(2)                               83.25 %         13.39 %         25.49 %        12.84 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $73,863         $31,631         $17,298         $1,480
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)       2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%         (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %         313.5 %        297.1 %

                                                                   CLASS C
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                              1999                1998           1997           1996
Net asset value, beginning of period        $ 23.63         $ 20.87         $18.35         $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)         (0.47)         (0.29)
  Net realized and unrealized gain
    (loss)                                    20.21            3.23           5.05           0.85
                                            -------         -------         ------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.66            2.78           4.58           0.56
                                            -------         -------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --             --             --
  Dividends from net realized gains              --              --          (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)            --             --
                                            -------         -------         ------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)         (2.06)         (0.20)
                                            -------         -------         ------         ------
Change in net asset value                     19.66            2.76           2.52           0.36
                                            -------         -------         ------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.29         $ 23.63         $20.87         $18.35
                                            =======         =======         ======         ======
Total return(2)                               83.20 %         13.34 %        25.49 %         3.12 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $37,584         $15,023         $8,080            $54
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)      2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%        (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %        313.5 %        297.1 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50%, 2.58% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JAMES MAIR, CFA, AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to provide substantial dividend income and long-term growth of capital by investing primarily in 25 high-yielding stocks of the S&P 500. Management believes the quantitative investment approach of the Phoenix-Engemann Value 25 Fund is an alternative to the popular strategy that buys the 10 highest yielding stocks in the Dow Jones Industrial Average and replaces them the following year.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Class A shares returned (5.75)%, Class B shares returned (6.46)%, and Class C shares returned (6.49)% compared with a return of 21.14% for the S&P 500 Index(1) and an average return of 3.34% for a peer universe of 219 equity income funds, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: CAN YOU OUTLINE WHAT THE GOALS OF THE FUND ARE AND COMMENT ON HOW YOU FARED AGAINST THEM?

A: The Fund was developed with the following goals in mind:
   1. Provide diversification versus our traditional growth funds.
   2. Give investors an opportunity to invest in a contrarian fund.
   3. Maximize performance within those guidelines set out by the Fund's quantitative model.

  The Fund was a weak performer compared to the growth funds managed by Roger Engemann & Associates, Inc. Although we are not pleased with the results this year, we realize that 1999 was a year for growth, not value. This was the third year in a row that growth generally outperformed value in the market.

Q: WHY WERE VALUE STOCKS OUT OF FAVOR IN 1999?

A: Value stocks are usually found in cyclical industries such as basic materials, automotive and energy, and the Phoenix-Engemann Value 25 Fund holds many stocks from these sectors. Although the operating results for these companies were not necessarily poor in 1999, they paled in comparison to the operating results shown by technology companies. As a result, technology companies were great performers last year, while value stocks were left behind.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 2000?

A: After three years of poor relative performance by value stocks, investors are most likely tired of waiting for value to rebound. This psychology is reflected in the low valuation of value stocks, many of which have single-digit price/earnings valuation multiples. Despite recent performance, we know from history that both value and growth go through periods of outperformance. Of course, past performance is not a guarantee of future results, and we can't predict when a shift to value will happen. However, based on previous market cycles, we know a shift will eventually take place. We continue to recommend the Fund to investors who are looking for diversification versus our traditional growth funds.

                                                                JANUARY 31, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
40

Phoenix-Engemann Value 25 Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                          INCEPTION   INCEPTION
                                1 YEAR   TO 12/31/99     DATE
                                -------  -----------  ----------
Class A Shares at NAV(2)         (5.75)%       7.26%   12/17/96
Class A Shares at POP(3)        (10.22)        5.56    12/17/96
Class B Shares at NAV(2)         (6.46)        6.00      1/9/97
Class B Shares with CDSC(4)      (9.63)        5.19      1/9/97
Class C Shares at NAV(2)         (6.49)        6.00      1/9/97
Class C Shares with CDSC(4)      (6.49)        6.00      1/9/97
S&P 500 Index(7)                 21.14      Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and O% thereafter.
(5) Index performance is 28.14% for Class A (since 12/17/96) and 27.10% for Class B and Class C (since 1/9/97), respectively.
(6) This chart illustrates POP returns on Class A Shares only. Returns on Class B and Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P 500 INDEX(7)  PHOENIX-ENGEMANN VALUE 25 FUND CLASS A(6)
12/96        $10,000.00                                  $9,525.00
96           $10,210.00                                  $9,725.00
97           $13,617.00                                 $11,662.00
98           $17,533.00                                 $12,505.00
99           $21,239.00                                 $11,786.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/96 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals  44%
Capital Goods       25%
Consumer Staples    20%
Basic Materials      7%
Energy               4%

Phoenix-Engemann Value 25 Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Goodrich (B.F) Co. (The)                                       4.5%
        TWO BUSINESS SEGMENTS: BF GOODRICH AEROSPACE AND BF GOODRICH
        PERFORMANCE MATERIALS
    2.  Crown Cork & Seal Co., Inc.                                    4.3%
        MANUFACTURES PACKAGING PRODUCTS
    3.  Louisiana-Pacific Corp.                                        4.2%
        BUILDING-PRODUCTS FIRM
    4.  Fleetwood Enterprises, Inc.                                    4.2%
        MANUFACTURER OF RECREATIONAL VEHICLES
    5.  Springs Industries, Inc. Class A                               4.2%
        MANUFACTURER OF HOME FURNISHINGS AND SPECIALTY FABRICS
    6.  Stanley Works, The                                             4.2%
        MANUFACTURES TOOLS AND DOORS
    7.  Ford Motor Co.                                                 4.2%
        MANUFACTURES AND SELLS AUTOMOBILES, TRUCKS AND RELATED PARTS
        GLOBALLY
    8.  Fortune Brands, Inc.                                           4.2%
        SELLER OF HOME PRODUCTS, OFFICE PRODUCTS, GOLF PRODUCTS AND
        DISTILLED SPIRITS.
    9.  Ashland, Inc.                                                  4.2%
        OIL AND GAS REFINER AND MARKETER
   10.  ConAgra, Inc.                                                  4.2%
        DIVERSIFIED FOOD PRODUCTS COMPANY

                        INVESTMENTS AT DECEMBER 31, 1999


                                               SHARES          VALUE
                                              --------  --------------------
COMMON STOCKS--99.7%
AEROSPACE/DEFENSE--4.5%
Goodrich (B.F) Co. (The)................        39,500  $          1,086,250
AUTO PARTS & EQUIPMENT--7.6%
Dana Corp...............................        30,300               907,106
Snap-On Tools Inc.......................        34,700               921,719
                                                        --------------------
                                                                   1,828,825
                                                        --------------------
AUTOMOBILES--8.3%
Ford Motor Co...........................        19,000             1,015,312
General Motors Corp.....................        13,800             1,003,087
                                                        --------------------
                                                                   2,018,399
                                                        --------------------
BUILDING MATERIALS--3.5%
Armstrong World Industries, Inc.........        25,100               837,712
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--4.2%
American Greetings Corp.................        42,700             1,008,788
CONTAINERS (METAL & GLASS)--4.3%
Crown Cork & Seal Co., Inc..............        46,400             1,038,200
ELECTRICAL EQUIPMENT--4.0%
Cooper Industries, Inc..................        24,100               974,544
ENGINEERING & CONSTRUCTION--3.4%
Foster Wheeler Corp.....................        93,400               828,925
FOODS--4.2%
ConAgra, Inc............................        44,900             1,013,056
HARDWARE & TOOLS--4.2%
Stanley Works, The......................        33,800             1,018,225

                                               SHARES          VALUE
                                              --------  --------------------
HOMEBUILDING--4.2%
Fleetwood Enterprises, Inc..............        49,800  $          1,027,125
HOUSEWARES--4.2%
Fortune Brands, Inc.....................        30,700             1,015,019
IRON & STEEL--3.1%
Allegheny Technologies. Inc.............        33,350               748,291
MANUFACTURING (DIVERSIFIED)--4.1%
National Service Industries, Inc........        33,600               991,200
OIL & GAS (REFINING & MARKETING)--4.2%
Ashland, Inc............................        30,800             1,014,475
PAPER & FOREST PRODUCTS--4.2%
Louisiana-Pacific Corp..................        72,100             1,027,425
PERSONAL CARE--4.1%
Avon Products, Inc......................        29,900               986,700
RETAIL (DRUG STORES)--3.7%
Rite Aid Corp...........................        80,100               896,119
RETAIL (GENERAL MERCHANDISE)--4.1%
Sears, Roebuck & Co.....................        32,800               998,350
SERVICES (COMMERCIAL & CONSUMER)--3.6%
Service Corp. International.............       123,900               859,556
SPECIALTY PRINTING--3.8%
Donnelley (R.R.) & Sons Co..............        36,600               908,138
TEXTILES (HOME FURNISHINGS)--4.2%
Springs Industries, Inc. Class A........        25,500             1,018,406

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund


                                               SHARES          VALUE
                                              --------  --------------------
TRUCKS & PARTS--4.0%
PACCAR, Inc.............................        22,000  $            974,875
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $28,459,025)                                     24,118,603
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $28,459,025)                                     24,118,603(a)
Cash and receivables, less liabilities--0.3%                          80,463
                                                        --------------------
NET ASSETS--100.0%                                      $         24,199,066
                                                        ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $548,216 and gross depreciation of $4,891,044 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $28,461,431.

                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $28,459,025)                               $   24,118,603
Receivables
  Investment securities sold                                         331,591
  Dividends and interest                                              72,379
  Fund shares sold                                                    15,670
                                                              --------------
    Total assets                                                  24,538,243
                                                              --------------
LIABILITIES
Custodian                                                            164,938
Payables
  Fund shares repurchased                                             80,163
  Distribution fee                                                    38,739
  Investment advisory fee                                             15,823
  Administration fee                                                  12,565
  Trustees' fee                                                        5,428
Accrued expenses                                                      21,521
                                                              --------------
    Total liabilities                                                339,177
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   28,627,728
Undistributed net investment income                                   41,897
Accumulated net realized loss                                       (130,137)
Net unrealized depreciation                                       (4,340,422)
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,500,475)                 1,462,302
Net asset value per share                                              $9.23
Offering price per share $9.23/(1-4.75%)                               $9.69

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,546,010)                    823,212
Net asset value and offering price per share                           $9.17

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,152,581)                    343,991
Net asset value and offering price per share                           $9.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $      946,811
Interest                                                               8,455
                                                              --------------
    Total investment income                                          955,266
                                                              --------------
EXPENSES
Investment advisory fee                                              280,289
Distribution fee, Class A                                             41,044
Distribution fee, Class B                                            100,141
Distribution fee, Class C                                             46,957
Administration                                                       186,765
Professional                                                          17,042
Trustees                                                              11,694
                                                              --------------
    Total expenses                                                   683,932
    Less expenses borne by investment adviser                        (28,736)
                                                              --------------
    Net expenses                                                     655,196
                                                              --------------
NET INVESTMENT INCOME                                                300,070
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    3,211,792
Net change in unrealized appreciation (depreciation) on
  investments                                                     (5,116,766)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,904,974)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($   1,604,904)
                                                              ==============

44                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           12/31/99     12/31/98
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  300,070   $   334,618
  Net realized gain (loss)                 3,211,792     2,097,474
  Net change in unrealized appreciation
     (depreciation)                       (5,116,766)     (352,262)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            (1,604,904)    2,079,830
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (199,489)     (211,860)
  Net investment income, Class B             (63,334)      (57,698)
  Net investment income, Class C             (25,820)      (35,805)
  Net investment income, Class M                  --          (335)
  Net realized gains, Class A             (1,953,603)     (869,860)
  Net realized gains, Class B             (1,144,495)     (538,067)
  Net realized gains, Class C               (477,608)     (327,380)
  In excess of net realized gains, Class
    A                                        (71,100)           --
  In excess of net realized gains, Class
    B                                        (41,654)           --
  In excess of net realized gains, Class
    C                                        (17,382)           --
                                          -----------  -----------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (3,994,485)   (2,041,005)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (174,138
    and 447,148 shares, respectively)      2,143,783     5,386,173
  Net asset value of shares issued from
    reinvestment of distributions
    (229,321 and 92,048 shares,
    respectively)                          2,131,821     1,040,977
  Cost of shares repurchased (495,346
    and 673,296 shares, respectively)     (5,870,932)   (7,993,719)
                                          -----------  -----------
Total                                     (1,595,328)   (1,566,569)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (107,152
    and 297,032 shares, respectively)      1,292,314     3,568,146
  Net asset value of shares issued from
    reinvestment of distributions
    (105,576 and 39,114 shares,
    respectively)                            975,535       439,118
  Cost of shares repurchased (336,907
    and 151,755 shares, respectively)     (3,840,069)   (1,790,599)
                                          -----------  -----------
Total                                     (1,572,220)    2,216,665
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (47,266
    and 249,615 shares, respectively)        586,348     2,992,809
  Net asset value of shares issued from
    reinvestment of distributions
    (49,536 and 30,269 shares,
    respectively)                            459,616       339,363
  Cost of shares repurchased (326,376
    and 130,943 shares, respectively)     (3,792,417)   (1,510,855)
                                          -----------  -----------
Total                                     (2,746,453)    1,821,317
                                          -----------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    20,926 shares, respectively)                  --       256,291
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 28 shares, respectively)               --           335
  Cost of shares repurchased (0 and
    20,954 shares, respectively)                  --      (263,766)
                                          -----------  -----------
Total                                             --        (7,140)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS               (5,914,001)    2,464,273
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (11,513,390)   2,503,098
NET ASSETS
  Beginning of period                     35,712,456    33,209,358
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $41,897 AND $30,470, RESPECTIVELY]    $24,199,066  $35,712,456
                                          ===========  ===========

                       See Notes to Financial Statements                      45

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS A
                                  --------------------------------------------------------
                                                                                INCEPTION
                                         YEAR ENDED DECEMBER 31,                12/17/96
                                  --------------------------------------           TO
                                       1999         1998            1997        12/31/96
Net asset value, beginning of
  period                          $   11.64    $   11.56       $   10.11       $     10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.17         0.15(1)         0.17(1)             --(1)
  Net realized and unrealized
    gain (loss)                       (0.84)        0.66            1.95              0.11
                                  ---------    ---------       ---------       -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                    (0.67)        0.81            2.12              0.11
                                  ---------    ---------       ---------       -----------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 (0.16)       (0.14)          (0.12)               --
  Dividends from net realized
    gains                             (1.52)       (0.59)          (0.55)               --
  In excess of net realized
    gains                             (0.06)          --              --                --
                                  ---------    ---------       ---------       -----------
      TOTAL DISTRIBUTIONS             (1.74)       (0.73)          (0.67)               --
                                  ---------    ---------       ---------       -----------
Change in net asset value             (2.41)        0.08            1.45              0.11
                                  ---------    ---------       ---------       -----------
NET ASSET VALUE, END OF PERIOD    $    9.23    $   11.64       $   11.56       $     10.11
                                  =========    =========       =========       ===========
Total return(2)                       (5.75)%       7.23%          21.10%             1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $13,500      $18,090         $19,518              $482

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                   1.75%(3)      1.75%(3)       1.80%(3)          1.70%(4)
  Net investment income (loss)         1.32%        1.25%           1.40%             1.80%(4)
Portfolio turnover                      181%         135%           87.7%               --%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.84%, 1.86% and 1.80% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.

46
                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   CLASS B
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.59   $ 11.53  $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.07      0.06(1)   0.08(1)
  Net realized and unrealized gain
    (loss)                                 (0.83)     0.65    1.67
                                          ------   -------  ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)     0.71    1.75
                                          ------   -------  ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)    (0.06)  (0.06)
  Dividends from net realized gains        (1.52)    (0.59)  (0.55)
  In excess of net realized gains          (0.06)       --      --
                                          ------   -------  ------
      TOTAL DISTRIBUTIONS                  (1.66)    (0.65)  (0.61)
                                          ------   -------  ------
Change in net asset value                  (2.42)     0.06    1.14
                                          ------   -------  ------
NET ASSET VALUE, END OF PERIOD            $ 9.17   $ 11.59  $11.53
                                          ======   =======  ======
Total return(2)                            (6.46)%    6.41%  16.97%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $7,546   $10,981  $8,799
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%     2.50%   2.60%(4)
  Net investment income (loss)              0.56%     0.54%   0.70%(4)
Portfolio turnover                           181%      135%   87.7%

                                                   CLASS C
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.58   $11.52   $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.08     0.06(1)   0.09(1)
  Net realized and unrealized gain
    (loss)                                 (0.84)    0.65     1.66
                                          ------   ------   ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)    0.71     1.75
                                          ------   ------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)   (0.06)   (0.07)
  Dividends from net realized gains        (1.52)   (0.59)   (0.55)
  In excess of net realized gains          (0.06)      --       --
                                          ------   ------   ------
      TOTAL DISTRIBUTIONS                  (1.66)   (0.65)   (0.62)
                                          ------   ------   ------
Change in net asset value                  (2.42)    0.06     1.13
                                          ------   ------   ------
NET ASSET VALUE, END OF PERIOD            $ 9.16   $11.58   $11.52
                                          ======   ======   ======
Total return(2)                            (6.49)%   6.42%   17.01%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $3,153   $6,642   $4,893
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%    2.50%    2.60%(4)
  Net investment income (loss)              0.57%    0.52%    0.80%(4)
Portfolio turnover                           181%     135%    87.7%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.59%, 2.61% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                 First $50   Next $450   Over $500
                                  Million     Million     Million
                                 ---------   ---------   ---------
Balanced Return Fund...........    0.80%       0.70%       0.60%
Focus Growth Fund..............    0.90%       0.80%       0.70%
Nifty Fifty Fund...............    0.90%       0.80%       0.70%
Small & Mid-Cap Growth Fund....    1.00%       0.90%       0.80%
Value 25 Fund..................    0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $165,377 for Class A shares and deferred sales charges of $605,796 for Class B shares and $104,512 for Class C shares for the year ended December 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1999 $3,067,353 was retained by the Distributor, $3,181,340 was paid out to unaffiliated Participants and $62,393 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                          1st
                          $50      Next $450   Next $125   Over $625
                        Million     Million     Million     Million
                        --------   ---------   ---------   ---------
Balanced Return
  Fund................   1.09%       0.60%       0.40%       0.40%
Focus Growth Fund.....   0.99%       0.50%       0.30%       0.30%
Nifty Fifty Fund......   0.99%       0.50%       0.30%       0.30%
Small & Mid-Cap Growth
  Fund................   0.60%       0.50%       0.40%       0.40%
Value 25 Fund.........   0.60%       0.50%       0.40%       0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases         Sales
                                      --------------  --------------
Balanced Return Fund................   $105,134,124    $ 50,064,234
Focus Growth Fund...................    325,532,121     370,651,989
Nifty Fifty Fund....................    184,573,540     180,403,737
Small & Mid Cap Growth Fund.........    145,720,819     130,587,780
Value 25 Fund.......................     55,409,000      64,715,111

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999, aggregated $41,695,734 and $19,924,453 respectively, for the Balanced Return Fund.

At December 31, 1999, the Focus Growth Fund had outstanding written options as follows:

                          Shares Subject    Expiration       Exercise         Market
Call Options                 to Call           Date           Price           Value
- ------------              --------------  --------------  --------------  --------------
Carnival Corp...........     150,000           1/22           $45.00         $384,375
Texas Instruments,
  Inc...................      60,000           1/22           110.00           93,750

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

Written option activity for the year ended December 31, 1999, for the Focus Growth Fund aggregated the following:

                                             Number of       Amount of
                                              Options         Premium
                                           --------------  --------------
Options outstanding at December 31,
  1998...................................          --        $       --
Options written..........................       6,100         1,623,900
Options canceled in closing purchase
  transactions...........................          --                --
Options expired..........................      (3,000)         (472,234)
Options exercised........................      (1,000)         (134,250)
                                               ------        ----------
Options outstanding at December 31,
  1999...................................       2,100        $1,017,416
                                               ======        ==========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Small & Mid-Cap Growth Fund..............  $ 4,320,592

  Under current tax law, capital loss realized after October 31, may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Balanced Return Fund and the Value 25 Fund elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amounts of $17,366 and $139,062, respectively.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                           Undistributed    Accumulated      Capital paid in
                           net investment   net realized      on shares of
                           income (loss)    gain (loss)    beneficial interest
                           --------------  --------------  -------------------
Balanced Return Fund.....    $   25,941     $    23,819        $   (49,760)
Focus Growth Fund........     7,242,469      (8,158,548)           916,079
Nifty Fifty Fund.........     5,531,589      (5,050,614)          (480,975)
Small & Mid-Cap Growth
  Fund...................     2,227,655           1,903         (2,229,558)

7. OTHER

  On October 20, 1999, the Board of Trustees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  Pursuant to the Agreement, the Global Growth Fund transferred substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund distributed the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Funds distributed long-term capital gain dividends as follows:

Balanced Return Fund....................   $  8,937,070
Focus Growth Fund.......................    122,083,343
Nifty Fifty Fund........................     43,569,850
Value 25 Fund...........................        201,184

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:

Balanced Return Fund........................  76.54%
Value 25 Fund...............................  28.60%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders
of The Phoenix-Engemann Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund (formerly Phoenix-Engemann Growth Fund), Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund, and the Phoenix-Engemann Value 25 Fund (constituting the Phoenix-Engemann Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                               PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                              P A I D
                                                                Springfield, MA
                                                                 Permit No. 444




[LOGO]  PHOENIX
        INVESTMENT PARTNERS














PXP 2115(2/00)

                              The Annual Report of

                      Phoenix Strategic Equity Series Fund

                       for the year ended April 30, 2000

Phoenix Investment Partners
                           ANNUAL REPORT

                                                 APRIL 30, 2000


                ENGEMANN                         Phoenix-Engemann
                                                 Small-Cap Fund


                -SENECA-                         Phoenix-Seneca
                                                 Growth Fund
                                                 (FORMERLY PHOENIX-SENECA
                                                 EQUITY OPPORTUNITIES FUND)

                                                 Phoenix-Seneca
                                                 Strategic Theme Fund




[LOGO]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the 12 months ended
April 30, 2000. We are also pleased to report on the strong performance achieved during the last fiscal year.

  For the 12 months ended April 30, 2000, Class A shares of the Phoenix-Engemann Small Cap Fund rose 86.40%, more than double the 31.38% one-year return for the Russell 2000 Growth Index.(1) Investors should note that the Fund's return for the period was achieved largely due to investments in IPOs and a significant overweighting in technology stocks.(2) Both the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund also outperformed their benchmark index, the S&P 500 Index.(3) Phoenix-Seneca Growth Fund Class A shares returned 28.97% and Phoenix-Seneca Strategic Theme Fund Class A shares were up 53.26% compared with a return of 10.34% for the S&P 500 Index for the one-year period.

  On the following pages, your Funds' portfolio managers discuss their investment strategy over the last year and their outlook for the next six months. We hope you find their comments useful and informative. If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 2000

(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(3) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Growth Fund................................................    12
Phoenix-Seneca Strategic Theme Fund.......................................    20
Notes to Financial Statements.............................................    30

PHOENIX-ENGEMANN SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, ROGER ENGEMANN, CFA, LOU ABEL, CFA, AND YOSSI LIPSKER

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 86.40% and Class B shares gained 85.06%(1), far surpassing the 18.42% return for the Russell 2000 Index as well as the 31.38% return for the Russell 2000 Growth Index.(2) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: The technology sector experienced very strong returns, fueled by extraordinary growth trends in Internet-related companies, business-to-business e-commerce and wireless communications. The Fund's overweighting in this sector was a significant contributor to performance. In addition, some of our largest holdings were also the biggest gainers. For example, Applied Micro Circuits, our number one holding in the portfolio, was up nine-fold for the period we owned it. Other significant contributors to performance included BEA Systems, an e-commerce infrastructure company, and Commerce One, a business-to-business e-commerce company.

Q: WHAT WERE SOME DISAPPOINTING PORTFOLIO HOLDINGS?

A: Some stocks that did not meet our expectations and have subsequently been sold out of the portfolio included Nextcard, a marketer of consumer credit cards via the Internet, CKE Restaurants, which had difficulty integrating its acquisition of Hardee's, and Restoration Hardware, which experienced rising inventory levels and disappointing sales.

Q: WERE ANY NEW STOCKS ADDED TO THE PORTFOLIO OVER THE LAST SIX MONTHS? ANY POSITIONS SOLD?

A: We continue to find attractive new investment ideas in niche sectors with exciting growth prospects. One area that we believe offers investor strong opportunities for growth is the semiconductor capital equipment sector. Two additions to the portfolio in this sector are PRI Automation and Rudolph Technologies. We are also selectively adding some stocks in the health-care industry, such as Onmicare, a pharmaceutical distributor to long-term care facilities, and IDEC Pharmaceuticals, a biotechnolgy company with strong prospects for its lead drug Rituxan.

(1) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(2) THE RUSSELL 2000 INDEX MEASURES SMALL-COMPANY STOCK MARKET PERFORMANCE. THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We live in a time of dramatic change and extraordinary opportunity. Wireless communication, business-to-business e-commerce, biotechnolgy and broad-band Internet access should all experience explosive growth. Historically, small- to mid-capitalization companies have been best-positioned to capitalize on change and benefit from such secular growth trends.

    Since the beginning of the year, however, there has been no place to hide from volatility. Rising interest rates have caused investors to reassess the possibility that the economy will slow down. Although we continue to see tremendous opportunity for growth, the market will most likely tread water until the Federal Reserve stops raising interest rates.

    In the meantime, we will maintain our investment strategy. We will stick with what we deem to be the backbone companies in the most promising sectors -- companies we believe have strong fundamentals, superior management, market leadership and significant growth potential.

                                                                    MAY 26, 2000

Phoenix-Engemann Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 4/30/00       DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         86.40%      34.12%     10/16/95
Class A Shares at POP(3)         75.69       32.38      10/16/95
Class B Shares at NAV(2)         85.06       33.12      10/16/95
Class B Shares with CDSC(4)      81.06       32.96      10/16/95
Russell 2000 Growth Index(6)     31.38       15.00      10/16/95
Russell 2000 Index(7)            18.42       13.53      10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The Russell 2000 Index is a measure of small-capitalization performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX SMALL CAP FUND CLASS A(5)  PHOENIX SMALL CAP FUND CLASS B(5)  RUSSELL 2000 GROWTH INDEX(6)  RUSSELL 2000 INDEX(7)
10/95                             $9,425                            $10,000                       $10,000                $10,000
96                               $15,785                            $16,680                       $12,004                $11,617
97                               $13,349                            $14,007                       $10,378                $11,623
98                               $20,335                            $21,174                       $14,913                $16,551
99                               $19,184                            $19,821                       $14,351                $15,019
00                               $35,759                            $36,681                       $18,854                $17,786

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          52%
Consumer Cyclicals   14
Financials            8
Capital Goods         7
Health-Care           7
Transportation        4
Consumer Staples      4
Other                 4

Phoenix-Engemann Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Applied Micro Circuits Corp.                                   5.9%
        MANUFACTURER OF INTEGRATED CIRCUITS
    2.  BEA Systems, Inc.                                              4.8%
        COMPUTER SOFTWARE DESIGNER
    3.  Advanced Energy Industries, Inc.                               3.4%
        POWER CONVERSION AND CONTROL SYSTEMS MANUFACTURER
    4.  Micrel, Inc.                                                   3.2%
        ANALOG POWER INTEGRATED CIRCUIT PRODUCER
    5.  Kansas City Southern Industries, Inc.                          3.0%
        FINANCIAL SERVICES COMPANY
    6.  Metris Companies, Inc.                                         2.7%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    7.  Cost Plus, Inc.                                                2.5%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING PRODUCTS
    8.  Flextronics International Ltd.                                 2.5%
        ELECTRONIC MANUFACTURING SERVICES PROVIDER
    9.  Peregrine Systems, Inc.                                        2.0%
        COMPUTER SOFTWARE DEVELOPER
   10.  Commerce One, Inc.                                             2.0%
        PROVIDER OF BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE SOLUTIONS

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--94.6%
AIR FREIGHT--1.2%
Expeditors International of Washington,
Inc.....................................        90,000  $  3,847,500

BIOTECHNOLOGY--3.1%
Aviron(b)...............................        65,000     1,564,062
Cor Therapeutics, Inc.(b)...............        51,000     3,885,562
Coulter Pharmaceutical, Inc.(b).........        30,000       547,500
Gene Logic, Inc.(b).....................        24,000       645,000
Pharmacyclics, Inc.(b)..................        30,000     1,361,250
Progenics Pharmaceuticals, Inc.(b)......        45,000     2,070,000
                                                        ------------
                                                          10,073,374
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Spanish Broadcasting System, Inc. Class
A(b)....................................        45,000       840,937

COMMUNICATIONS EQUIPMENT--1.3%
Audiovox Corp. Class A(b)...............        45,600     1,564,650
Metawave Communications Corp.(b)........        66,250       877,812
Ulticom, Inc.(b)........................        52,000     1,716,000
                                                        ------------
                                                           4,158,462
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--21.2%
Agile Software Corp.(b).................        40,000     1,482,500
Aspsecure.com Corp.(b)(c)...............       180,000       585,000
BEA Systems, Inc.(b)....................       320,000    15,440,000
Bluestone Software, Inc.(b).............       111,000     2,337,937
C-bridge Internet Solutions, Inc.(b)....        50,000     1,325,000
Commerce One, Inc.(b)...................       105,000     6,411,562

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
E.piphany, Inc.(b)......................        12,500  $    825,781
Extensity, Inc.(b)......................        70,500       863,625
HNC Software, Inc.(b)...................        20,000       990,000
Integrated Information Systems,
Inc.(b).................................        79,000       538,187
Interwoven, Inc.(b).....................        30,000     2,077,500
Keynote Systems, Inc.(b)................        73,000     3,275,875
LivePerson, Inc.(b).....................       208,000     1,300,000
Luminant Worldwide Corp.(b).............       100,000       868,750
MatrixOne, Inc.(b)......................        26,950       889,350
NYFIX, Inc.(b)..........................       170,000     4,579,375
New Era of Networks, Inc.(b)............        50,000     1,568,750
PC-Tel, Inc.(b).........................        26,000       871,000
Peregrine Systems, Inc.(b)..............       270,000     6,496,875
Predictive Systems, Inc.(b).............        41,300     1,946,262
Prime Response, Inc.(b).................        48,200       313,300
Primus Knowledge Solutions..............        64,000     2,380,000
PurchasePro.com, Inc.(b)................        50,500     1,515,000
Sapient Corp.(b)........................        50,000     3,959,375
Selectica, Inc.(b)......................           850        32,300
Silverstream Software, Inc.(b)..........        21,000       829,500
Software Technologies Corp.(b)..........       150,000     2,681,250
Versata, Inc.(b)........................        31,950       970,481
Websense, Inc.(b).......................        52,000     1,690,000
                                                        ------------
                                                          69,044,535
                                                        ------------

CONSUMER FINANCE--2.9%
Metris Companies, Inc...................       230,000     8,625,000

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
CONSUMER FINANCE--CONTINUED
NextCard, Inc.(b).......................        71,000  $    749,938
                                                        ------------
                                                           9,374,938
                                                        ------------

ELECTRICAL EQUIPMENT--6.5%
Advanced Energy Industries, Inc.(b).....       160,000    11,040,000
Flextronics International Ltd.(b).......       115,000     8,078,750
Viasystems Group, Inc.(b)...............       121,000     1,928,438
                                                        ------------
                                                          21,047,188
                                                        ------------

ELECTRONICS (INSTRUMENTATION)--3.5%
Aclara Biosciences, Inc.(b).............        13,000       495,625
Caliper Technologies Corp.(b)...........        15,000       562,500
Meade Instruments Corp.(b)..............        85,000     6,215,625
Rudolph Technologies, Inc.(b)...........       140,000     4,252,500
                                                        ------------
                                                          11,526,250
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--20.4%
Anadigics, Inc.(b)......................        63,500     4,778,375
Applied Micro Circuits Corp.(b).........       150,000    19,331,250
Conexant Systems, Inc.(b)...............        90,000     5,388,750
Intersil Holding Corp.(b)...............        67,500     2,362,500
Micrel, Inc.(b).........................       120,000    10,380,000
NETsilicon, Inc.(b).....................       150,000     2,615,625
Quantam Effect Devices, Inc.(b).........        27,100     1,578,575
Quicklogic Corp.(b).....................       102,000     2,996,250
SDL, Inc.(b)............................        30,000     5,850,000
Silcon Storage Technology, Inc.(b)......        52,000     5,070,000
TriQuint Semiconductor, Inc.(b).........        60,000     6,168,750
                                                        ------------
                                                          66,520,075
                                                        ------------

ENGINEERING & CONSTRUCTION--0.6%
SBA Communications Corp.(b).............        48,000     1,950,000
EQUIPMENT (SEMICONDUCTORS)--2.7%
Cymer, Inc.(b)..........................        91,000     3,554,688
Mattson Technology, Inc.(b).............        27,000     1,326,375
PRI Automation, Inc.(b).................        50,000     3,993,750
                                                        ------------
                                                           8,874,813
                                                        ------------
FINANCIAL (DIVERSIFIED)--2.2%
Federal Agricultural Mortgage Corp.
Class C(b)..............................       176,000     2,640,000
Pinnacle Holdings, Inc. (b).............        80,000     4,495,000
                                                        ------------
                                                           7,135,000
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.4%
Emisphere Technologies, Inc.(b).........        15,900  $    652,645
Inhale Therapeutic Systems, Inc.(b).....        40,000     2,475,000
Tanox, Inc.(b)..........................        39,000     1,140,750
ViroPharma, Inc.(b).....................         9,000       136,125
                                                        ------------
                                                           4,404,520
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
MiniMed, Inc. (b).......................        36,000     4,425,750

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
Omnicare, Inc...........................       145,000     2,202,188

INVESTMENT MANAGEMENT--1.5%
Gabelli Asset Management, Inc. Class
A(b)....................................       241,500     4,799,813

RAILROADS--3.0%
Kansas City Southern Industries, Inc....       135,000     9,703,125

RESTAURANTS--1.6%
Cheesecake Factory, Inc. (The)(b).......       130,000     5,321,875

RETAIL (BUILDING SUPPLIES)--0.5%
Fastenal Co.............................        28,000     1,636,250

RETAIL (DISCOUNTERS)--1.8%
99 Cents Only Stores(b).................       160,000     6,020,000

RETAIL (FOOD CHAINS)--2.0%
Smart & Final, Inc.(b)..................       303,832     2,411,667
Whole Foods Market, Inc.(b).............        95,000     4,043,438
                                                        ------------
                                                           6,455,105
                                                        ------------

RETAIL (SPECIALTY)--3.7%
Cost Plus, Inc.(b)......................       270,000     8,251,875
Williams-Sonoma, Inc.(b)................       112,000     3,878,000
                                                        ------------
                                                          12,129,875
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--1.0%
Children's Place Retail Stores, Inc.
(The)(b)................................       148,000     3,293,000

SERVICES (ADVERTISING/MARKETING)--0.8%
MyPoints.com, Inc.(b)...................        20,000       350,000
Women.com Networks, Inc.(b).............       455,930     2,279,650
                                                        ------------
                                                           2,629,650
                                                        ------------

SERVICES (COMMERCIAL & CONSUMER)--6.3%
Corporate Executive Board Co.
(The)(b)................................       100,000     5,875,000
Diamond Technology Partners, Inc. (b)...        26,500     2,096,813
MIPS Technologies, Inc. Class A(b)......        90,000     2,598,750

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
NCO Group, Inc.(b)......................        92,000  $  3,162,500
Pinnacle Oil International, Inc.(b).....       127,000     3,683,000
Universal Access, Inc.(b)...............        66,300     1,359,150
Vicinity Corp.(b).......................        57,500       682,813
i3 Mobile, Inc.(b)......................        52,000       975,000
                                                        ------------
                                                          20,433,026
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.7%
eMachines, Inc.(b)......................       260,000     2,226,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Dobson Communications Corp. Class
A(b)....................................        69,000     1,768,125

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................       121,000     2,299,000
WinStar Communications, Inc.(b).........        90,000     3,588,750
                                                        ------------
                                                           5,887,750
                                                        ------------
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,391,047)                           307,729,374
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.9%

COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd. (Canada)(b).....        60,000     2,550,000
COMPUTERS (SOFTWARE & SERVICES)--0.2%
BreezeCom Ltd. (Israel)(b)..............        26,000       715,000

INSURANCE (LIFE/HEALTH)--1.3%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)(b).....................       322,800     4,075,350

                                               SHARES      VALUE
                                              --------  ------------

OIL & GAS (EXPLORATION & PRODUCTION)--1.6%
Encal Energy Ltd. (Canada)(b)...........       968,800  $  5,230,890
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,716,734)                              12,571,240
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.5%
(IDENTIFIED COST $210,107,781)                           320,300,614
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
SHORT-TERM OBLIGATIONS--2.0%

COMMERCIAL PAPER--2.0%
Lexington Parker Capital Co.
LLC 6.06%, 5/1/00.............      A-1+      $6,680     6,680,000
- ------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,680,000)                             6,680,000
- ------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $216,787,781)                        326,980,614(a)
Cash and receivables, less liabilities--(0.5%)         (1,652,552)
                                                     ------------
NET ASSETS--100.0%                                   $325,328,062
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $137,116,626 and gross depreciation of $28,069,841 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $217,933,829.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

8                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $216,787,781)                              $  326,980,614
Cash                                                                   4,361
Receivables
  Investment securities sold                                       1,981,641
  Fund shares sold                                                   384,871
  Dividends                                                           46,483
Prepaid expenses                                                       3,171
                                                              --------------
    Total assets                                                 329,401,141
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,772,658
  Fund shares repurchased                                            702,439
  Investment advisory fee                                            197,826
  Distribution fee                                                   151,148
  Transfer agent fee                                                 101,788
  Financial agent fee                                                 26,596
  Trustees' fee                                                       12,559
Accrued expenses                                                     108,065
                                                              --------------
    Total liabilities                                              4,073,079
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  146,218,135
Accumulated net realized gain                                     68,917,094
Net unrealized appreciation                                      110,192,833
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $185,532,582)                                        6,324,215
Net asset value per share                                             $29.34
Offering price per share $29.34/(1-5.75%)                             $31.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $139,795,480)                                        4,950,241
Net asset value and offering price per share                          $28.24

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Interest                                                      $      329,178
Dividends                                                            118,311
                                                              --------------
    Total investment income                                          447,489
                                                              --------------
EXPENSES
Investment advisory fee                                            2,089,096
Distribution fee, Class A                                            401,625
Distribution fee, Class B                                          1,178,959
Financial agent                                                      242,575
Transfer agent                                                       608,840
Printing                                                              72,809
Custodian                                                             29,754
Professional                                                          28,617
Trustees                                                              24,632
Registration                                                          20,463
Miscellaneous                                                         33,116
                                                              --------------
    Total expenses                                                 4,730,486
    Custodian fees paid indirectly                                    (3,597)
                                                              --------------
    Net expenses                                                   4,726,889
                                                              --------------
NET INVESTMENT LOSS                                               (4,279,400)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   98,505,362
Net realized gain on foreign currency transactions                       668
Net change in unrealized appreciation (depreciation) on
  investments                                                     75,397,017
                                                              --------------
NET GAIN ON INVESTMENTS                                          173,903,047
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  169,623,647
                                                              ==============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             4/30/00       4/30/99
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,279,400) $ (3,189,899)
  Net realized gain (loss)                   98,506,030   (24,983,780)
  Net change in unrealized appreciation
    (depreciation)                           75,397,017     6,208,917
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               169,623,647   (21,964,762)
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                        --    (5,773,229)
  Net realized gains, Class B                        --    (4,219,826)
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --    (9,993,055)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (25,110,060 and 18,013,110 shares,
    respectively)                           524,113,700   273,064,204
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 360,829 shares, respectively)             --     5,383,573
  Cost of shares repurchased (26,495,134
    and 22,385,155 shares, respectively)   (561,376,449) (343,459,404)
                                          -------------  ------------
Total                                       (37,262,749)  (65,011,627)
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,120,897 and 987,925 shares,
    respectively)                            25,694,560    14,507,598
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 243,730 shares, respectively)             --     3,536,528
  Cost of shares repurchased (2,025,437
    and 4,075,435 shares, respectively)     (43,389,442)  (61,757,518)
                                          -------------  ------------
Total                                       (17,694,882)  (43,713,392)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (54,957,631) (108,725,019)
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     114,666,016  (140,682,836)
NET ASSETS
  Beginning of period                       210,662,046   351,344,882
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 325,328,062  $210,662,046
                                          =============  ============

10                     See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                                YEAR ENDED APRIL 30                    INCEPTION
                                                  -----------------------------------------------     10/16/95 TO
                                                      2000         1999         1998         1997       4/30/96
Net asset value, beginning of period              $  15.74     $  17.37     $  14.13     $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.31)       (0.14)(5)    (0.08)(5)    (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain (loss)            13.91        (0.88)        6.80        (2.53)         6.79
                                                  --------     --------     --------     --------       -------
      TOTAL FROM INVESTMENT OPERATIONS               13.60        (1.02)        6.72        (2.58)         6.75
                                                  --------     --------     --------     --------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --        (0.61)       (3.48)       (0.02)           --
  In excess of net investment income                    --           --           --           --         (0.01)
  In excess of net realized gains                       --           --           --        (0.01)           --
                                                  --------     --------     --------     --------       -------
      TOTAL DISTRIBUTIONS                               --        (0.61)       (3.48)       (0.03)        (0.01)
                                                  --------     --------     --------     --------       -------
Change in net asset value                            13.60        (1.63)        3.24        (2.61)         6.74
                                                  --------     --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                    $  29.34     $  15.74     $  17.37     $  14.13       $ 16.74
                                                  ========     ========     ========     ========       =======
Total return(2)                                     86.40%       (5.66)%      52.33 %     (15.43)%        67.48 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $185,533     $121,313     $203,560     $155,089       $98,372

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.38 %(6)    1.46 %(6)    1.31 %       1.37 %         1.50 %(3)
  Net investment income (loss)                      (1.22)%      (0.95)%      (0.48)%      (0.28)%        (0.53)%(3)
Portfolio turnover                                    113 %        276%         498%         325%           103 %(4)

                                                                             CLASS B
                                                  -------------------------------------------------------------
                                                                                                       FROM
                                                               YEAR ENDED APRIL 30                   INCEPTION
                                                  ---------------------------------------------     10/16/95 TO
                                                      2000        1999         1998        1997       4/30/96
Net asset value, beginning of period              $  15.26     $ 16.99     $  13.98     $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.47)      (0.25)(5)    (0.21)(5)   (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain (loss)            13.45       (0.87)        6.70       (2.50)         6.77
                                                  --------     -------     --------     -------       -------
      TOTAL FROM INVESTMENT OPERATIONS               12.98       (1.12)        6.49       (2.67)         6.68
                                                  --------     -------     --------     -------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --       (0.61)       (3.48)      (0.02)           --
  In excess of net realized gains                       --          --           --       (0.01)           --
                                                  --------     -------     --------     -------       -------
      TOTAL DISTRIBUTIONS                               --       (0.61)       (3.48)      (0.03)           --
                                                  --------     -------     --------     -------       -------
Change in net asset value                            12.98       (1.73)        3.01       (2.70)         6.68
                                                  --------     -------     --------     -------       -------
NET ASSET VALUE, END OF PERIOD                    $  28.24     $ 15.26     $  16.99     $ 13.98       $ 16.68
                                                  ========     =======     ========     =======       =======
Total return(2)                                     85.06%      (6.39)%      51.16 %    (16.03)%        66.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $139,795     $89,349     $147,785     $97,647       $45,168

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.13 %(6)   2.21 %(6)    2.06 %      2.12 %         2.26 %(3)
  Net investment income (loss)                      (1.97)%     (1.70)%      (1.22)%     (1.03)%        (1.44)%(3)
Portfolio turnover                                    113 %       276 %        498 %       325 %          103 %(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      11

PHOENIX-SENECA GROWTH FUND
(FORMERLY CALLED PHOENIX-SENECA EQUITY OPPORTUNITIES FUND)

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHY DID THE FUND'S NAME CHANGE?

A: Effective May 12, 2000, Phoenix-Seneca Growth Fund merged with Phoenix-Seneca Equity Opportunities Fund. Prior to the funds' merger, Seneca Capital Management LLC managed both funds using substantially identical investment objectives and primary investment strategies, which will also be used with the combined fund. The combined fund is called Phoenix-Seneca Growth Fund, and the benchmark index is the S&P 500 Index.(1) The total expense ratio is projected to be slightly lower than the total expense ratios of the former individual funds. The reorganization was structured as a non-taxable transaction for shareholders.

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in common stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 28.97% and Class B shares gained 28.11% compared with a return of 10.34% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on technology companies and good stock selection within the technology sector have helped performance. Technology was the best performing sector in the S&P 500 Index, returning 13.3% for the first quarter of 2000, the most recent reporting period available. Eight of the top ten performing stocks in the S&P 500 Index were technology names. Technology and communications companies like Intel (semiconductor manufacturer), Nortel Networks (communications equipment), Corning (fiber optics) and Nokia (telecommunications systems and equipment) have all produced excellent results in the last year.

Q: WHAT IS YOUR PERSPECTIVE ON THE MARKET'S FOCUS ON TECHNOLOGY STOCKS?

A: An outstanding feature of the market is its bifurcation into two distinct camps: the new- and old-economy stocks. Almost without exception, only new-economy stocks have participated in this year's bull market. This market divide began in earnest in 1998. Since then, technology stocks have risen at 3-1/2 times the rate of non-tech stocks. The bulk of the market -- the nearly 70% of S&P 500 stocks that are not technology companies -- has not appreciated markedly in two years.

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

    Are we in the midst of a technology mania in the market? Or, is the market reflecting genuinely revolutionary trends in productivity, which will foster durable prosperity for the U.S. economy?

    We would answer both questions affirmatively. Speculation in "concept" stocks -- companies with an idea but not a business model -- is rampant. Traders, many of whom have no apparent understanding of investment fundamentals, routinely send stocks soaring beyond reason. Excitement over the initial public offering of Palm Inc., for example, drove Palm's valuation to a level greater than that of its parent company. Frenzied activity rotates from one set of "hot" stocks to the next.

    We are pleased to have produced such strong results. When the market is as narrow as it has been, stock selection is crucial. A strong fundamental research-based approach, such as ours, should continue to excel in this type of environment, although past performance is not a guarantee of future results.

                                                                    MAY 17, 2000

Phoenix-Seneca Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 4/30/00     DATES
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        28.97%   20.57%    15.46%         --          --
Class A Shares at POP(3)        21.56    19.15     14.78          --          --
Class B Shares at NAV(2)        28.11    19.71        --       18.48%    7/19/94
Class B Shares with CDSC(4)     24.11    19.71        --       18.48     7/19/94
Russell 2000 Growth Index(6)    31.38    16.96     13.96       17.08     7/19/94
S&P 500 Index(7)                10.34    25.37     18.83       24.66     7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA GROWTH   RUSSELL 2000      S&P
          FUND CLASS A(5)     GROWTH INDEX(6)    500
                                               INDEX(7)
04/90                 $9,425          $10,000   $10,000
91                   $10,571          $11,279   $11,763
92                   $11,659          $12,793   $13,406
93                   $13,583          $13,547   $14,645
94                   $14,261          $15,517   $15,428
95                   $15,568          $16,871   $18,124
96                   $20,684          $23,511   $23,610
97                   $18,162          $20,326   $29,561
98                   $26,273          $29,209   $41,761
99                   $30,761          $28,107   $50,871
00                   $39,674          $36,928   $56,133

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          34%
Consumer Staples     11
Health-Care          11
Financials           11
Capital Goods         9
Basic Materials       7
Consumer Cyclicals    7
Other                10

Phoenix-Seneca Growth Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Corning, Inc.                                                  4.9%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    2.  Halliburton Co.                                                4.3%
        LEADING PROVIDER OF OIL FIELD SERVICES
    3.  STMicroelectronics N.V. (Netherlands)                          4.2%
        MANUFACTURER OF SEMICONDUCTOR INTEGRATED CIRCUITS
    4.  General Electric Co.                                           4.0%
        DIVERSIFIED INDUSTRIAL, MANUFACTURING AND FINANCIAL SERVICES
        PROVIDER
    5.  Nokia Oyj Sponsored ADR (Finland)                              4.0%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    6.  Morgan Stanley Dean Witter & Co.                               3.9%
        LEADING GLOBAL FINANCIAL SERVICES
    7.  AMFM, Inc.                                                     3.9%
        RADIO BROADCASTING AND MEDIA-RELATED COMPANY
    8.  Applied Materials, Inc.                                        3.8%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    9.  Citigroup, Inc.                                                3.8%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
   10.  Lowe's Companies, Inc.                                         3.7%
        BUILDING MATERIALS RETAILER AND DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--85.8%
ALUMINUM--2.5%
Alcoa, Inc..............................        91,750  $  5,952,281
BANKS (MAJOR REGIONAL)--2.6%
Mellon Financial Corp...................       194,880     6,260,520
BEVERAGES (NON-ALCOHOLIC)--2.3%
Coca-Cola Co. (The).....................       116,300     5,473,369
BROADCASTING (TELEVISION, RADIO & CABLE)--3.9%
AMFM, Inc.(b)...........................       140,010     9,293,164
CHEMICALS--1.9%
Dow Chemical Co. (The)..................        39,360     4,447,680
COMMUNICATIONS EQUIPMENT--7.6%
General Motors Corp. Class H(b).........        87,760     8,452,385
Metricom, Inc.(b).......................        29,700       833,456
Motorola, Inc...........................        73,450     8,745,141
                                                        ------------
                                                          18,030,982
                                                        ------------
COMPUTERS (HARDWARE)--3.0%
Sun Microsystems, Inc.(b)...............        78,260     7,195,029
COMPUTERS (NETWORKING)--3.1%
Cisco Systems, Inc.(b)..................       105,472     7,312,176
ELECTRICAL EQUIPMENT--4.0%
General Electric Co.....................        60,600     9,529,350
ELECTRONICS (SEMICONDUCTORS)--3.2%
Intel Corp..............................        59,540     7,550,416
ENTERTAINMENT--2.1%
Walt Disney Co. (The)...................       114,050     4,939,791

                                               SHARES      VALUE
                                              --------  ------------
EQUIPMENT (SEMICONDUCTORS)--4.4%
Applied Materials, Inc.(b)..............        90,000  $  9,163,125
KLA-Tencor Corp.(b).....................        17,430     1,305,071
                                                        ------------
                                                          10,468,196
                                                        ------------
FINANCIAL (DIVERSIFIED)--7.7%
Citigroup, Inc..........................       153,855     9,144,756
Morgan Stanley Dean Witter & Co.........       121,480     9,323,590
                                                        ------------
                                                          18,468,346
                                                        ------------
HEALTH CARE (DIVERSIFIED)--2.4%
Johnson & Johnson.......................        70,890     5,848,425
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Merck & Co., Inc........................       126,240     8,773,680
Pfizer, Inc.............................       131,290     5,530,591
                                                        ------------
                                                          14,304,271
                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.1%
Columbia/HCA Healthcare Corp............       179,100     5,093,156
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
Clorox Co. (The)........................       153,320     5,634,510
MANUFACTURING (DIVERSIFIED)--4.9%
Corning, Inc............................        59,230    11,697,925
NATURAL GAS--1.9%
El Paso Energy Corp.....................       107,960     4,588,300
OIL & GAS (DRILLING & EQUIPMENT)--5.3%
Diamond Offshore Drilling, Inc..........        58,770     2,369,166
Halliburton Co..........................       230,170    10,170,637
                                                        ------------
                                                          12,539,803
                                                        ------------

                       See Notes to Financial Statements                      15

Phoenix-Seneca Growth Fund

                                               SHARES      VALUE
                                              --------  ------------
PAPER & FOREST PRODUCTS--2.6%
Champion International Corp.............        93,000  $  6,114,750
RETAIL (BUILDING SUPPLIES)--3.7%
Lowe's Cos., Inc........................       178,240     8,822,880
RETAIL (GENERAL MERCHANDISE)--3.1%
Wal-Mart Stores, Inc....................       134,820     7,465,657
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.1%
Nextel Communications, Inc.
Class A(b)..............................        68,550     7,501,941
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $165,416,142)                           204,532,918
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--11.8%
COMMUNICATIONS EQUIPMENT--7.6%
Nokia Oyj Sponsored ADR (Finland).......       166,160     9,450,350
Nortel Networks Corp. (Canada)..........        76,580     8,672,685
                                                        ------------
                                                          18,123,035
                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--4.2%
STMicroelectronics N.V. (Netherlands)...        52,230     9,907,378
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,717,055)                             28,030,413
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.6%
(IDENTIFIED COST $178,133,197)                           232,563,331
- --------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S     PAR
                                     RATING     VALUE
                                  (Unaudited)   (000)      VALUE
                                  ------------  ------  -----------
SHORT-TERM OBLIGATIONS--11.2%
COMMERCIAL PAPER--11.2%
Albertson's, Inc. 5.95%,
5/1/00..........................      A-1       $3,305  $ 3,305,000
Pitney Bowes Credit Corp. 6.05%,
5/1/00..........................      A-1+       7,210    7,210,000
SBC Communications, Inc. 6%,
5/2/00..........................      A-1+       4,395    4,394,267

Lexington Parker Capital Co. LLC
6.05%, 5/3/00...................      A-1+       7,000    6,997,647

Gannett Co., Inc. 6%, 5/4/00....      A-1+       2,225    2,223,888
Coca-Cola Co. 6%, 5/10/00.......      A-1        2,140    2,136,790

Special Purpose Accounts
Receivable Cooperative Corp.
6.10%, 5/31/00..................      A-1+         385      383,126
                                                        -----------
                                                         26,650,718
                                                        -----------
- -------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,650,635)                            26,650,718
- -------------------------------------------------------------------

TOTAL INVESTMENTS--108.8%
(IDENTIFIED COST $204,783,832)                          259,214,049(a)
Cash and receivables, less liabilities--(8.8%)          (20,886,617)
                                                      -------------
NET ASSETS--100.0%                                    $ 238,327,432
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $61,955,414 and gross depreciation of $7,791,197 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $205,049,832.
(b)  Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $204,783,832)                              $  259,214,049
Cash                                                                   6,740
Receivables
  Investment securities sold                                       2,246,071
  Dividends and interest                                             133,976
  Fund shares sold                                                    30,193
Prepaid expenses                                                       2,707
                                                              --------------
    Total assets                                                 261,633,736
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 22,842,711
  Fund shares repurchased                                            128,050
  Investment advisory fee                                            138,364
  Distribution fee                                                    51,521
  Transfer agent fee                                                  44,410
  Financial agent fee                                                 19,653
  Trustees' fee                                                       12,559
Accrued expenses                                                      69,036
                                                              --------------
    Total liabilities                                             23,306,304
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 159,999,268
Accumulated net realized gain                                     23,897,947
Net unrealized appreciation                                       54,430,217
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $234,984,786)                                       23,994,234
Net asset value per share                                              $9.79
Offering price per share $9.79/(1-5.75%)                              $10.39
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $3,342,646)                                            360,643
Net asset value and offering price per share                           $9.27

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,768,478
Interest                                                             371,646
Foreign taxes withheld                                                (5,819)
                                                              --------------
    Total investment income                                        2,134,305
                                                              --------------
EXPENSES
Investment advisory fee                                            1,581,392
Distribution fee, Class A                                            557,049
Distribution fee, Class B                                             30,935
Financial agent fee                                                  217,453
Transfer agent                                                       263,837
Printing                                                              38,050
Professional                                                          27,958
Trustees                                                              24,631
Registration                                                          22,795
Custodian                                                             17,492
Miscellaneous                                                         12,343
                                                              --------------
    Total expenses                                                 2,793,935
                                                              --------------
NET INVESTMENT LOSS                                                 (659,630)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   47,864,059
Net change in unrealized appreciation (depreciation) on
  investments                                                      9,843,515
                                                              --------------
NET GAIN ON INVESTMENTS                                           57,707,574
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   57,047,944
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (659,630) $   (414,880)
  Net realized gain (loss)                  47,864,059     8,800,896
  Net change in unrealized appreciation
    (depreciation)                           9,843,515    22,526,413
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               57,047,944    30,912,429
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (30,911,648)  (14,338,287)
  Net realized gains, Class B                 (444,344)     (184,555)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (31,355,992)  (14,522,842)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (526,390
    and 776,243 shares, respectively)        5,149,295     6,205,793
  Net asset value of shares issued from
    reinvestment of distributions
    (2,479,898 and 1,318,749 shares,
    respectively)                           23,274,864    10,444,800
  Cost of shares repurchased (2,156,498
    and 3,121,846 shares, respectively)    (20,610,990)  (25,370,488)
                                          ------------  ------------
Total                                        7,813,169    (8,719,895)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (100,517
    and 113,886 shares, respectively)          923,422       896,049
  Net asset value of shares issued from
    reinvestment of distributions
    (46,105 and 20,248 shares,
    respectively)                              412,196       154,289
  Cost of shares repurchased (105,845
    and 77,292 shares, respectively)          (979,088)     (601,028)
                                          ------------  ------------
Total                                          356,530       449,310
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       8,169,699    (8,270,585)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     33,861,651     8,119,002
NET ASSETS
  Beginning of period                      204,465,781   196,346,779
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $238,327,432  $204,465,781
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.72    $        8.04      $    6.89    $    8.81    $    7.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.03)           (0.02)         (0.04)       (0.03)       (0.04)
  Net realized and unrealized gain
    (loss)                                    2.46             1.33           2.82        (0.90)        2.34
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.43             1.31           2.78        (0.93)        2.30
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     1.07             0.68           1.15        (1.92)        1.41
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.79    $        8.72      $    8.04    $    6.89    $    8.81
                                           =======    =============      =========    =========    =========
Total return(1)                              28.97 %          17.08 %        44.66 %     (12.19)%      32.86 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $234,985         $201,789       $194,296     $163,396     $213,600
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.23 %           1.24 %(3)      1.18 %       1.23 %       1.25 %
  Net investment income (loss)               (0.28)%          (0.21)%        (0.55)%      (0.39)%      (0.53)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.37    $        7.80      $    6.77    $    8.73    $    7.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.09)           (0.08)         (0.10)       (0.09)       (0.10)
  Net realized and unrealized gain
    (loss)                                    2.35             1.28           2.76        (0.88)        2.33
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.26             1.20           2.66        (0.97)        2.23
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     0.90             0.57           1.03        (1.96)        1.34
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.27    $        8.37      $    7.80    $    6.77    $    8.73
                                           =======    =============      =========    =========    =========
Total return(1)                              28.11 %          16.18 %        43.58 %     (12.79)%      31.92 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $ 3,343    $       2,677      $   2,051    $   1,666    $   1,348
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.98 %           1.99 %(3)      1.93 %       1.98 %       2.06 %
  Net investment income (loss)               (1.03)%          (0.97)%        (1.30)%      (1.15)%      (1.18)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX-SENECA STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 53.26%, Class B shares gained 52.03% and Class C shares were up 52.09%. These returns far surpassed the 10.34% one-year return for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on companies with strong earnings growth and solid fundamentals led to our above-market results. Good stock selection within the technology sector was the primary contributor to performance. Technology-based companies like Corning, Nokia and Teradyne all produced excellent results. Our overweighting in semiconductor stocks such as Applied Materials was one of our strongest themes.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS?

A: The near ubiquitous media coverage of the stock market that we have witnessed recently has created, in our view, a perilous "bubble" in many tech and biotech stocks. The mania, however, does not invalidate the extraordinary business revolution now unfolding. The last 10 years have delivered the most robust and most consistent profit growth ever in U.S. history. Analysts expect further earnings growth this year and next. Productivity has soared, even as inflation has plateaued at a low level.

    Corporations operate far more efficiently than they have in the past and continue to reinvent themselves in response to tough global competition and the challenges of newer and faster technology. The American work force is undergoing a similar transformation toward job mobility, constant retraining and profit-linked compensation arrangements. The climate for investing in the U.S. has benefited further from the amazing reversal in the federal budget from deficit to surplus. These important structural changes bode well for growth and investment prosperity. The long-term economic and market outlook is excellent, in our opinion.

    In the short term, however, the froth and leverage in the market poses risks of furious price swings and uncontrollable death spirals of the most ridiculously priced stocks. With the market vulnerable to ongoing Federal Reserve tightening, no particular catalyst is required to set off a panic.

    We believe the combination of an unfriendly Federal Reserve and massive overvaluation in some sectors could potentially result in serious losses for

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

many investors this year. A severe correction in the most hyped and least credible stocks need not infect good companies if Federal Reserve policy is careful and deliberate. Should the Federal Reserve successfully engineer a soft landing for the economy rather than a crash landing, damage in the stock market will be contained. We believe this is the most likely outcome. An overall market advance should be achievable this year.

    There will, however, be considerable pain as the mania unfolds. Seneca believes the key to good performance will be sensible stock selection and careful portfolio construction. We will continue to thoroughly research companies, include them in portfolios in prudent proportions and monitor them diligently.

                                                                    MAY 17, 2000

Phoenix-Seneca Strategic Theme Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                         INCEPTION    INCEPTION
                                1 YEAR  TO 4/30/00      DATE
                                ------  -----------  -----------
Class A Shares at NAV(2)        53.26%       32.99%    10/16/95
Class A Shares at POP(3)        44.45        31.27     10/16/95
Class B Shares at NAV(2)        52.03        32.01     10/16/95
Class B Shares with CDSC(4)     48.03        31.85     10/16/95
Class C Shares at NAV(2)        52.09        41.20      11/3/97
Class C Shares with CDSC(4)     52.09        41.20      11/3/97
S&P 500 Index(7)                10.34       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 24.47% for Class A and Class B (since 10/16/95) and 20.95% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX STRATEGIC THEME  PHOENIX STRATEGIC THEME    S&P
           FUND CLASS A(6)          FUND CLASS B(6)        500
                                                         INDEX(7)
10/95                   $9,425                  $10,000   $10,000
96                     $11,677                  $12,341   $11,356
97                     $11,376                  $11,933   $14,219
98                     $15,497                  $16,131   $20,086
99                     $22,457                  $23,225   $24,468
00                     $34,417                  $35,308   $26,999

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              60%
Energy                   14
Consumer Staples          6
Financials                5
Capital Goods             4
Communication Services    4
Health-Care               4
Other                     3

Phoenix-Seneca Strategic Theme Fund

  TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  EchoStar Communications Corp.                                  5.2%
        PROVIDER OF DBS (DIRECT BROADCAST SATELLITES) SERVICES AND PRODUCTS
    2.  Nokia Oyj Sponsored ADR (Finland)                              4.7%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    3.  Applied Materials, Inc.                                        4.6%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    4.  Fairchild Semiconductor International Class A                  4.6%
        SEMICONDUCTOR AND INTEGRATED CIRCUIT MANUFACTURER
    5.  Teradyne, Inc.                                                 4.5%
        ELECTRONIC SYSTEM AND SOFTWARE MANUFACTURER
    6.  Corning, Inc.                                                  4.4%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    7.  Intel Corp.                                                    4.3%
        SEMICONDUCTOR CHIPS AND MEMORY CIRCUIT MANUFACTURER
    8.  Sun Microsystems, Inc.                                         4.1%
        PROVIDER OF SERVICES AND SUPPORT SOLUTIONS FOR NETWORK COMPUTING
        ENVIRONMENTS
    9.  LSI Logic Corp.                                                4.0%
        MANUFACTURER OF HIGH-PERFORMANCE CIRCUITS
   10.  Nortel Networks Corp. (Canada)                                 4.0%
        GLOBAL SUPPLIER OF TELEPHONE NETWORK SOLUTIONS AND SERVICES

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--90.5%
BIOTECHNOLOGY--3.6%
MedImmune, Inc.(b)......................       178,130  $ 28,489,667

BROADCASTING (TELEVISION, RADIO & CABLE)--6.2%
AMFM, Inc.(b)...........................       120,510     7,998,851
EchoStar Communications Corp.(b)........       642,400    40,912,850
                                                        ------------
                                                          48,911,701
                                                        ------------
COMMUNICATIONS EQUIPMENT--6.8%
General Motors Corp. Class H(b).........       233,500    22,488,969
Metricom, Inc.(b).......................       157,670     4,424,614
Motorola, Inc...........................       218,960    26,069,925
                                                        ------------
                                                          52,983,508
                                                        ------------
COMPUTERS (HARDWARE)--10.5%
Alteon Websystems, Inc.(b)..............       188,220    12,798,960
Copper Mountain Networks, Inc.(b).......       221,670    18,481,736
Extreme Networks, Inc.(b)...............       334,660    19,284,782
Sun Microsystems, Inc.(b)...............       346,010    31,811,294
                                                        ------------
                                                          82,376,772
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Liberate Technologies, Inc.(b)..........       167,000     6,533,875
Mercury Interactive Corp.(b)............       205,000    18,450,000
Vignette Corp.(b).......................        53,730     2,589,114
                                                        ------------
                                                          27,572,989
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Analog Devices, Inc.(b).................       196,000  $ 15,055,250
Fairchild Semiconductor Corp. Class
A(b)....................................       760,900    36,142,750
Intel Corp..............................       266,540    33,800,604
LSI Logic Corp.(b)......................       500,770    31,298,125
                                                        ------------
                                                         116,296,729
                                                        ------------

EQUIPMENT (SEMICONDUCTORS)--15.4%
Applied Materials, Inc.(b)..............       356,650    36,311,428
KLA-Tencor Corp.(b).....................       376,440    28,185,945
Lam Research Corp.(b)...................       450,000    20,643,750
Teradyne, Inc.(b).......................       319,200    35,112,000
                                                        ------------
                                                         120,253,123
                                                        ------------

FINANCIAL (DIVERSIFIED)--2.6%
Citigroup, Inc..........................       142,650     8,478,759
Morgan Stanley Dean Witter & Co.........       150,600    11,558,550
                                                        ------------
                                                          20,037,309
                                                        ------------

INSURANCE (PROPERTY-CASUALTY)--2.4%
MGIC Investment Corp....................       399,240    19,088,663

MANUFACTURING (DIVERSIFIED)--4.4%
Corning, Inc............................       173,890    34,343,275

OIL & GAS (DRILLING & EQUIPMENT)--14.1%
Grant Prideco, Inc......................       387,970     7,468,423
Halliburton Co..........................       627,800    27,740,913
Nabors Industries, Inc.(b)..............       775,750    30,593,641

                       See Notes to Financial Statements                      23

Phoenix-Seneca Strategic Theme Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Rowan Companies, Inc.(b)................       890,000  $ 24,864,375
Weatherford International, Inc.(b)......       487,970    19,823,781
                                                        ------------
                                                         110,491,133
                                                        ------------

PAPER & FOREST PRODUCTS--0.6%
Smurfit-Stone Container Corp.(b)........       329,350     5,022,588

SERVICES (COMMERCIAL & CONSUMER)--1.1%
Crown Castle International Corp.(b).....       223,200     8,565,300

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.4%
Nextel Communications, Inc. Class
A(b)....................................       196,100    21,460,694
Nextel Partners, Inc. Class A(b)........        41,100       901,631
Sprint Corp. (PCS Group)(b).............       216,000    11,880,000
                                                        ------------
                                                          34,242,325
                                                        ------------
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $523,601,425)                           708,675,082
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--8.7%
COMMUNICATIONS EQUIPMENT--8.7%
Nokia Oyj Sponsored ADR (Finland).......       651,600    37,059,750
Nortel Networks Corp. (Canada)..........       274,630    31,101,847
                                                        ------------
                                                          68,161,597
                                                        ------------
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $45,784,932)                             68,161,597
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.2%
(IDENTIFIED COST $569,386,357)                           776,836,679
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
SHORT-TERM OBLIGATIONS--4.5%

COMMERCIAL PAPER--4.5%
Koch Industries, Inc. 6.04%,
5/1/00........................      A-1+      $16,710  $ 16,710,000
Marsh USA 6%, 5/8/00..........      A-1+        4,245     4,240,047
Schering Corp. 6%, 5/11/00....      A-1+        3,500     3,494,167

American Home Products Corp.
6.02%, 5/12/00................      A-1         4,765     4,756,235

Lexington Parker Capital Co.
LLC 6.08%, 5/15/00............      A-1         2,000     1,993,031

Special Purpose Accounts
Receivable Cooperative Corp.
6.05%, 5/17/00................      A-1         1,000       997,436

Associates Corporation of
North America 6.01%,
5/25/00.......................      A-1         3,500     3,485,977
                                                       ------------
                                                         35,676,893
                                                       ------------
- -------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $35,676,767)                            35,676,893
- -------------------------------------------------------------------

TOTAL INVESTMENTS--103.7%
(IDENTIFIED COST $605,063,124)                          812,513,572(a)
Cash and receivables, less liabilities--(3.7%)          (29,269,074)
                                                       ------------
NET ASSETS--100.0%                                     $783,244,498
                                                       ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $258,734,158 and gross depreciation of $53,908,947 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $607,688,361.
(b)  Non-income producing.

24                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $605,063,124)                              $  812,513,572
Cash                                                                   2,396
Receivables
  Fund shares sold                                                   580,987
  Dividends and interest                                              22,824
Prepaid expenses                                                       6,573
                                                              --------------
    Total assets                                                 813,126,352
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 27,766,813
  Fund shares repurchased                                          1,010,400
  Investment advisory fee                                            465,573
  Distribution fee                                                   251,502
  Transfer agent fee                                                 181,834
  Financial agent fee                                                 31,436
  Trustees' fee                                                       16,807
Accrued expenses                                                     157,489
                                                              --------------
    Total liabilities                                             29,881,854
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  514,706,221
Accumulated net realized gain                                     61,087,829
Net unrealized appreciation                                      207,450,448
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $620,919,028)                                       27,449,595
Net asset value per share                                             $22.62
Offering price per share $22.62/(1-5.75%)                             $24.00
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $157,169,172)                                        7,241,855
Net asset value per share and offering per share                      $21.70
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $5,156,298)                                            237,541
Net asset value per share and offering per share                      $21.71

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,003,622
Interest                                                             684,800
Foreign taxes withheld                                               (23,652)
                                                              --------------
    Total investment income                                        1,664,770
                                                              --------------
EXPENSES
Investment advisory fee                                            2,319,786
Distribution fee, Class A                                            501,517
Distribution fee, Class B                                          1,066,872
Distribution fee, Class C                                             20,108
Financial agent fee                                                  234,601
Transfer agent fee                                                   486,982
Printing                                                              50,111
Registration                                                          37,381
Professional                                                          31,613
Trustees                                                              29,138
Custodian                                                             20,115
Miscellaneous                                                          9,051
                                                              --------------
    Total expenses                                                 4,807,275
    Custodian fees paid indirectly                                    (3,701)
                                                              --------------
    Net expenses                                                   4,803,574
                                                              --------------
NET INVESTMENT LOSS                                               (3,138,804)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   95,521,350
Net change in unrealized appreciation (depreciation) on
  investments                                                    (58,060,755)
                                                              --------------
NET GAIN ON INVESTMENTS                                           37,460,595
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   34,321,791
                                                              ==============

                       See Notes to Financial Statements                      25

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (3,138,804) $ (1,592,337)
  Net realized gain (loss)                  95,521,350    18,354,872
  Net change in unrealized appreciation
    (depreciation)                         (58,060,755)   38,225,117
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               34,321,791    54,987,652
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (26,637,803)   (6,923,924)
  Net realized gains, Class B              (20,732,140)   (5,772,230)
  Net realized gains, Class C                 (373,094)      (28,108)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (47,743,037)  (12,724,262)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (4,564,985 and 3,919,529 shares,
    respectively)                           93,227,507    64,808,215
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (19,654,306 and 0 shares,
    respectively) (See Note 6)             510,230,512            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,381,459 and 419,976 shares,
    respectively)                           25,705,072     6,560,032
  Cost of shares repurchased (4,070,380
    and 4,982,395 shares, respectively)    (83,306,119)  (76,814,571)
                                          ------------  ------------
Total                                      545,856,972    (5,446,324)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (985,214
    and 819,204 shares, respectively)       19,346,429    13,391,640
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (1,280,671 and 0 shares,
    respectively) (See Note 6)              31,929,692            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,071,260 and 329,762 shares,
    respectively)                           19,241,688     5,028,874
  Cost of shares repurchased (868,154
    and 1,286,009 shares, respectively)    (17,020,407)  (18,585,029)
                                          ------------  ------------
Total                                       53,497,402      (164,515)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (196,187
    and 36,724 shares, respectively)         4,015,847       589,799
  Net asset value of shares issued from
    reinvestment of distributions
    (18,431 and 1,354 shares,
    respectively)                              332,457        20,648
  Cost of shares repurchased (15,485 and
    19,484 shares, respectively)              (287,819)     (266,095)
                                          ------------  ------------
Total                                        4,060,485       344,352
                                          ------------  ------------
CLASS M
  Cost of shares repurchased (0 and
    16,288 shares, respectively)                    --      (223,551)
                                          ------------  ------------
Total                                               --      (223,551)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     603,414,859    (5,490,038)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    589,993,613    36,773,352
NET ASSETS
  Beginning of period                      193,250,885   156,477,533
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $783,244,498  $193,250,885
                                          ============  ============

26                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                                                          FROM
                                                               YEAR ENDED APRIL 30                      INCEPTION
                                                  ---------------------------------------------        10/16/95 TO
                                                      2000         1999        1998        1997          4/30/96
Net asset value, beginning of period              $  18.22     $  13.70     $ 12.03     $ 12.37          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.16)       (0.11)      (0.04)       0.06             0.00(1)
  Net realized and unrealized gain (loss)             8.69         6.03        4.03       (0.38)            2.39
                                                  --------     --------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.53         5.92        3.99       (0.32)            2.39
                                                  --------     --------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --           --          --       (0.01)              --
  Dividends from net realized gains                  (4.13)       (1.40)      (2.29)         --               --
  In excess of net investment income                    --           --       (0.03)         --               --
  In excess of net realized gains                       --           --          --       (0.01)              --
  Tax return of capital                                 --           --          --          --            (0.02)
                                                  --------     --------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)       (1.40)      (2.32)      (0.02)           (0.02)
                                                  --------     --------     -------     -------          -------
Change in net asset value                             4.40         4.52        1.67       (0.34)            2.37
                                                  --------     --------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  22.62     $  18.22     $ 13.70     $ 12.03          $ 12.37
                                                  ========     ========     =======     =======          =======
Total return(2)                                     53.26%       44.91%      36.22%      (2.57)%           23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $620,919     $107,871     $89,884     $77,827          $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.29%(7)     1.38%(7)    1.33%       1.40%             1.40%(3)
  Net investment income (loss)                      (0.77)%      (0.72)%     (0.26)%      0.49%            (0.09)%(3)
Portfolio turnover                                    157%         205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      27

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                              YEAR ENDED APRIL 30                      INCEPTION
                                                  --------------------------------------------        10/16/95 TO
                                                      2000        1999        1998        1997          4/30/96
Net asset value, beginning of period              $  17.75     $ 13.46     $ 11.91     $ 12.33          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.28)      (0.22)      (0.14)      (0.03)           (0.06)(1)
  Net realized and unrealized gain (loss)             8.36        5.91        3.98       (0.38)            2.40
                                                  --------     -------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.08        5.69        3.84(5)    (0.41)            2.34
                                                  --------     -------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --          --          --          --               --
  Dividends from net realized gains                  (4.13)      (1.40)      (2.29)         --               --
  In excess of net investment income                    --          --          --          --               --
  In excess of net realized gains                       --          --          --       (0.01)              --
  Tax return of capital                                 --          --          --          --            (0.01)
                                                  --------     -------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)      (1.40)      (2.29)      (0.01)           (0.01)
                                                  --------     -------     -------     -------          -------
Change in net asset value                             3.95        4.29        1.55       (0.42)            2.33
                                                  --------     -------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  21.70     $ 17.75     $ 13.46     $ 11.91          $ 12.33
                                                  ========     =======     =======     =======          =======
Total return(2)                                     52.03%      43.98%      35.18%      (3.31)%           23.41%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $157,169     $84,698     $66,107     $49,843          $11,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.04%(7)    2.13%(7)    2.08%       2.15%             2.16%(3)
  Net investment income (loss)                      (1.47)%     (1.48)%     (1.02)%     (0.23)%           (1.06)%(3)
Portfolio turnover                                    157%        205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

28                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS C
                                                  -------------------------------------
                                                                                FROM
                                                  YEAR ENDED APRIL 30        INCEPTION
                                                  -------------------        11/3/97 TO
                                                     2000        1999         4/30/98
Net asset value, beginning of period              $17.75      $13.47           $14.93
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)(4)                  (0.29)      (0.22)           (0.05)
  Net realized and unrealized gain (loss)           8.38        5.90             0.88
                                                  ------      ------           ------
      TOTAL FROM INVESTMENT OPERATIONS              8.09        5.68             0.83
                                                  ------      ------           ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
      TOTAL DISTRIBUTIONS                          (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
Change in net asset value                           3.96        4.28            (1.46)
                                                  ------      ------           ------
NET ASSET VALUE, END OF PERIOD                    $21.71      $17.75           $13.47
                                                  ======      ======           ======
Total return(1)                                    52.09%      43.87%            7.92%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $5,156        $682             $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.04%(6)    2.13%(6)         2.08%(2)
  Net investment income (loss)                     (1.53)%     (1.47)%          (0.87)%(2)
Portfolio turnover                                   157%        205%             618%(3)

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      29

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Growth Fund (formerly Equity Opportunities) seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75% Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
- ----                                 --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Growth Fund........................   0.70%      0.65%      0.60%
Strategic Theme Fund...............   0.75%      0.70%      0.65%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $71,696 for Class A shares and deferred sales charges of $479,045 for Class B shares and $1,947 for Class C shares, for the year ended April 30, 2000. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 2000, $2,074,317 was earned by the Distributor, $1,505,192 was earned by unaffiliated participants and $177,556 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2000, transfer agent fees were $1,359,659 of which PEPCO retained $558,243 which is net of the fees paid to State Street.

  At April 30, 2000, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Fund--Class A.....................      191    $  1,870
Growth Fund--Class B.....................   29,391     272,455

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2000, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $308,147,162   $371,665,784
Growth Fund......................   271,466,234    294,791,414
Strategic Theme Fund.............   524,816,230    483,186,391

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  For the fiscal year ended April 30, 2000, the Small Cap Fund had losses of $23,761,798 deferred in the prior year which were utilized in the current year.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          Undistributed   Accumulated
                                          net investment  net realized
                                              income      gain (loss)
                                          --------------  ------------
Small Cap Fund..........................    $4,279,400    $(4,279,400)
Growth Fund.............................       659,630       (659,630)
Strategic Theme Fund....................     3,138,804     (3,138,804)

6. OTHER

  On March 10, 2000, the Phoenix-Seneca Strategic Theme Fund ("Strategic Theme") acquired all of the net assets of the Phoenix-Seneca Mid Cap Fund ("Mid Cap") pursuant to an Agreement and Plan of Reorganization approved by Mid Cap shareholders on February 25, 2000. The acquisition was accomplished by a tax-free exchange of 19,654,306 Class A shares of Strategic Theme and 1,280,671 Class B shares of Strategic Theme (valued at $510,230,512 and $31,929,692, respectively) for 18,014,460 Class A shares of Mid Cap and 1,214,380 Class B shares of Mid Cap outstanding on March 10, 2000. Mid Cap's net assets at that date of $542,160,204, including $217,805,454 of unrealized appreciation or depreciation were combined with those of Strategic Theme. The aggregate net assets of Strategic Theme immediately after the merger were $902,270,416.

7. SUBSEQUENT EVENT

  On May 12, 2000, the Phoenix-Seneca Equity Opportunities Fund (the "Acquiring Fund") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by its shareholders on April 28, 2000. The acquisition was accomplished by a tax-free exchange of shares of the Acquiring Fund in an amount equal to the outstanding shares of the Acquired Fund. Effective May 12, 2000, the Acquiring Fund was renamed the Phoenix-Seneca Growth Fund. For financial reporting purposes the historical results of the Acquired Fund will survive.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended April 30, 2000, the following funds distributed long-term capital gains dividends.

Growth Fund..............         $ 8,258,969
Strategic Theme Fund.....          18,808,485

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund (formerly Phoenix-Seneca Equity Opportunities Fund), and Phoenix-Seneca Strategic Theme Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 1, 2000

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Michael Kearney, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200
                                                           PRSRT STD
                                                          U.S. Postage
                                                             PAID
                                                            Andrew
                                                           Associates
[LOGO]



For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com




PXP 744 (6/00)

                            The Semiannual Report of

                           The Phoenix Engemann Funds

                  for the six-month period ended June 30, 2000

Phoenix Investment Partners


                           SEMIANNUAL REPORT


                                                 JUNE 30, 2000


          ENGEMANN                             Phoenix-Engemann
                                               Balanced Return Fund


                                               Phoenix-Engemann
                                               Focus Growth Fund


                                               Phoenix-Engemann
                                               Nifty Fifty Fund


                                               Phoenix-Engemann
                                               Small & Mid-Cap
                                               Growth Fund


                                               Phoenix-Engemann
                                               Value 25 Fund



[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

  We are pleased to provide this semiannual financial summary for the Phoenix-Engemann Funds for the six months ended June 30, 2000.

  If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday. You can also purchase or exchange shares, check your balance, and review your account history any time by visiting our INVESTOR CENTER at WWW.PHOENIXINVESTMENTS.COM.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JUNE 30, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.......................         3
Phoenix-Engemann Focus Growth Fund..........................         9
Phoenix-Engemann Nifty Fifty Fund...........................        15
Phoenix-Engemann Small & Mid-Cap Growth Fund................        21
Phoenix-Engemann Value 25 Fund..............................        28
Notes to Financial Statements...............................        33

PHOENIX-ENGEMANN BALANCED RETURN FUND

                          INVESTMENTS AT JUNE 30, 2000
                                  (UNAUDITED)

                                STANDARD     PAR
                                & POOR'S    VALUE
                                 RATING     (000)        VALUE
                                --------   --------   ------------
U.S. GOVERNMENT SECURITIES--40.5%
U.S. TREASURY BONDS--20.1%
U.S. Treasury Bonds 9.25%,
2/15/16.......................    AAA      $ 30,000   $ 38,868,750

U.S. TREASURY NOTES--20.4%
U.S. Treasury Notes 6.50%,
8/15/05.......................    AAA        39,000     39,414,375
- ------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $77,819,963)                           78,283,125
- ------------------------------------------------------------------


                                            SHARES
                                           --------
COMMON STOCKS--53.9%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
Clear Channel Communications,
Inc.(b).......................               15,000      1,125,000

COMMUNICATIONS EQUIPMENT--2.3%
Lucent Technologies, Inc......               47,000      2,784,750
Tellabs, Inc.(b)..............               25,000      1,710,937
                                                      ------------
                                                         4,495,687
                                                      ------------

COMPUTERS (HARDWARE)--3.1%
International Business
Machines Corp.................               26,000      2,848,625
Sun Microsystems, Inc.(b).....               34,000      3,091,875
                                                      ------------
                                                         5,940,500
                                                      ------------

COMPUTERS (NETWORKING)--3.7%
Cisco Systems, Inc.(b)........              112,000      7,119,000
COMPUTERS (PERIPHERALS)--3.1%
EMC Corp.(b)..................               78,000      6,001,125
COMPUTERS (SOFTWARE & SERVICES)--6.3%
America Online, Inc.(b).......               47,000      2,479,250
BEA Systems, Inc.(b)..........               12,000        593,250
BMC Software, Inc.(b).........               40,000      1,459,375
Microsoft Corp.(b)............               40,000      3,200,000
Oracle Corp.(b)...............               23,000      1,933,437
VERITAS Software Corp.(b).....               12,000      1,356,187

                                            SHARES       VALUE
                                           --------   ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Yahoo!, Inc.(b)...............               10,000   $  1,238,750
                                                      ------------
                                                        12,260,249
                                                      ------------

ELECTRICAL EQUIPMENT--0.8%
Solectron Corp.(b)............               35,000      1,465,625

ELECTRONICS (SEMICONDUCTORS)--7.3%
Intel Corp....................               39,000      5,213,812
JDS Uniphase Corp.(b).........               10,000      1,198,750
Maxim Integrated Products,
Inc.(b).......................               25,000      1,698,438
Texas Instruments, Inc........               88,000      6,044,500
                                                      ------------
                                                        14,155,500
                                                      ------------

ENTERTAINMENT--0.8%
Viacom, Inc. Class B(b).......               22,000      1,500,125

FINANCIAL (DIVERSIFIED)--1.7%
American Express Co...........               21,000      1,094,625
Citigroup, Inc................               35,500      2,138,875
                                                      ------------
                                                         3,233,500
                                                      ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.2%
Genentech, Inc.(b)............                8,000      1,376,000
Merck & Co., Inc..............               30,000      2,298,750
Pfizer, Inc...................              233,750     11,220,000
Pharmacia Corp................               20,000      1,033,750
                                                      ------------
                                                        15,928,500
                                                      ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.2%
Guidant Corp.(b)..............               44,000      2,178,000
Medtronic, Inc................               81,000      4,034,813
                                                      ------------
                                                         6,212,813
                                                      ------------

LODGING-HOTELS--0.5%
Carnival Corp.................               50,000        975,000

MANUFACTURING (DIVERSIFIED)--1.0%
Tyco International Ltd........               40,000      1,895,000

RETAIL (BUILDING SUPPLIES)--1.8%
Home Depot, Inc. (The)........               69,000      3,445,688

                       See Notes to Financial Statements                       3

Phoenix-Engemann Balanced Return Fund

                                            SHARES       VALUE
                                           --------   ------------
RETAIL (DRUG STORES)--0.6%
Walgreen Co...................               36,000   $  1,158,750
RETAIL (GENERAL MERCHANDISE)--2.6%
Costco Wholesale Corp.(b).....               60,000      1,980,000
Target Corp...................               28,000      1,624,000
Wal-Mart Stores, Inc..........               25,000      1,440,625
                                                      ------------
                                                         5,044,625
                                                      ------------

RETAIL (SPECIALTY)--0.5%
Staples, Inc.(b)..............               68,000      1,045,500
SERVICES (ADVERTISING/MARKETING)--1.0%
Interpublic Group of Cos.,
Inc. (The)....................               43,000      1,849,000

SERVICES (COMPUTER SYSTEMS)--1.4%
Electronic Data Systems
Corp..........................               65,000      2,681,250

                                            SHARES       VALUE
                                           --------   ------------

TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
WorldCom, Inc.(b).............              143,000   $  6,560,125
- ------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $62,822,218)                          104,092,562
- ------------------------------------------------------------------

TOTAL INVESTMENTS--94.4%
(IDENTIFIED COST $140,642,181)                                   182,375,687(a)
Cash and receivables, less liabilities--5.6%                      10,867,389
                                                                ------------
NET ASSETS--100.0%                                              $193,243,076
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $46,775,470 and gross depreciation of $5,041,964 for
                        federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was
                        $140,642,181.
(b)                     Non-income producing.

4                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $140,642,181)     $182,375,687
Cash                                    8,872,194
Receivables
  Dividends and interest                2,054,139
  Fund shares sold                        543,446
                                     ------------
    Total assets                      193,845,466
                                     ------------
LIABILITIES
Payables
  Fund shares repurchased                 180,779
  Distribution fee                        217,978
  Investment advisory fee                 113,751
  Administration fee                       66,757
  Trustees' fee                             5,290
Accrued expenses                           17,835
                                     ------------
    Total liabilities                     602,390
                                     ------------
NET ASSETS                           $193,243,076
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $133,824,932
Undistributed net investment income       928,366
Accumulated net realized gain          16,756,272
Net unrealized appreciation            41,733,506
                                     ------------
NET ASSETS                           $193,243,076
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $1.00 par value,
  unlimited authorization (Net
  Assets $135,687,891)                  3,340,463
Net asset value per share                  $40.62
Offering price per share
  $40.62/(1-5.75%)                         $43.10
CLASS B
Shares of beneficial interest
  outstanding, $1.00 par value,
  unlimited authorization (Net
  Assets $35,385,174)                     889,495
Net asset value and offering price
  per share                                $39.78
CLASS C
Shares of beneficial interest
  outstanding, $1.00 par value,
  unlimited authorization (Net
  Assets $22,170,011)                     556,193
Net asset value and offering price
  per share                                $39.86

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                               $2,263,379
Dividends                                 171,218
                                       ----------
    Total investment income             2,434,597
                                       ----------
EXPENSES
Investment advisory fee                   654,892
Distribution fee, Class A                 160,008
Distribution fee, Class B                 160,443
Distribution fee, Class C                  99,565
Administration                            412,829
Professional                               10,537
Trustees                                    7,957
                                       ----------
    Total expenses                      1,506,231
                                       ----------
NET INVESTMENT INCOME                     928,366
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities        16,773,638
Net change in unrealized appreciation
  (depreciation) on investments        (9,558,794)
                                       ----------
NET GAIN ON INVESTMENTS                 7,214,844
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $8,143,210
                                       ==========

                       See Notes to Financial Statements                       5

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months
                                                                   Ended
                                                                  6/30/00        Year Ended
                                                                (Unaudited)       12/31/99
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $    928,366    $    489,187
  Net realized gain (loss)                                        16,773,638       5,917,606
  Net change in unrealized appreciation (depreciation)            (9,558,794)     17,431,518
                                                                ------------    ------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,143,210      23,838,311
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                          --        (489,187)
  Net realized gains, Class A                                             --      (6,406,492)
  Net realized gains, Class B                                             --      (1,606,363)
  Net realized gains, Class C                                             --        (906,849)
  In excess of net investment income, Class A                             --         (25,941)
  In excess of net realized gains, Class A                                --         (29,581)
  In excess of net realized gains, Class B                                --          (7,417)
  In excess of net realized gains, Class C                                --          (4,187)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               --      (9,476,017)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (639,789 and 1,413,697
    shares, respectively)                                         25,420,047      51,433,069
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 167,310 shares, respectively)                                  --       6,421,251
  Cost of shares repurchased (482,130 and 483,447 shares,
    respectively)                                                (19,000,535)    (17,823,682)
                                                                ------------    ------------
Total                                                              6,419,512      40,030,638
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (174,879 and 521,062 shares,
    respectively)                                                  6,770,307      18,703,613
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 37,162 shares, respectively)                                   --       1,402,126
  Cost of shares repurchased (87,340 and 91,202 shares,
    respectively)                                                 (3,417,537)     (3,292,239)
                                                                ------------    ------------
Total                                                              3,352,770      16,813,500
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (139,547 and 263,121 shares,
    respectively)                                                  5,372,473       9,526,650
  Net asset value of shares issued from reinvestment of
    distributions
    (0, and 21,486 shares, respectively)                                  --         812,372
  Cost of shares repurchased (50,540 and 38,401 shares,
    respectively)                                                 (1,959,057)     (1,373,573)
                                                                ------------    ------------
Total                                                              3,413,416       8,965,449
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                  13,185,698      65,809,587
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                           21,328,908      80,171,881
NET ASSETS
  Beginning of period                                            171,914,168      91,742,287
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $928,366 AND $0, RESPECTIVELY]             $193,243,076    $171,914,168
                                                                ============    ============

6                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                              YEAR ENDED DECEMBER 31,
                                              6/30/00         ----------------------------------------------------------------
                                            (UNAUDITED)           1999          1998          1997          1996          1995
Net asset value, beginning of period         $  38.80         $  34.83       $ 29.05       $ 28.08       $ 25.39       $ 20.54
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)                   0.24             0.21(1)       0.40          0.30(1)       0.29(1)       0.27(1)
  Net realized and unrealized gain (loss)        1.58             6.07          8.03          4.98          4.23          5.31
                                             --------         --------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS           1.82             6.28          8.43          5.28          4.52          5.58
                                             --------         --------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income             --            (0.16)        (0.40)        (0.32)        (0.30)        (0.29)
  Dividends from net realized gains                --            (2.13)        (2.25)        (3.99)        (1.53)        (0.44)
  In excess of net investment income               --            (0.01)           --            --            --            --
  In excess of net realized gains                  --            (0.01)           --            --            --            --
                                             --------         --------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                          --            (2.31)        (2.65)        (4.31)        (1.83)        (0.73)
                                             --------         --------       -------       -------       -------       -------
Change in net asset value                        1.82             3.97          5.78          0.97          2.69          4.85
                                             --------         --------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD               $  40.62         $  38.80       $ 34.83       $ 29.05       $ 28.08       $ 25.39
                                             ========         ========       =======       =======       =======       =======
Total return(2)                                  4.69%(6)        18.10%        29.12%        18.98%        17.78%        27.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $135,688         $123,482       $72,620       $56,610       $51,947       $52,028

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.46%(5)         1.56%         1.63%          1.7%(3)       2.0%(3)       2.1%
  Net investment income (loss)                   1.25%(5)         0.58%         1.15%          1.0%          1.1%          1.2%
Portfolio turnover                                 29%(6)           41%          124%         40.3%         35.1%         51.1%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Distributions are made in accordance with the prospectus;
                        however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
         (5)            Annualized.
         (6)            Not annualized.

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                              6/30/00         ------------------------------------------------------------
                                            (UNAUDITED)          1999          1998         1997         1996         1995
Net asset value, beginning of period          $ 38.13         $ 34.37       $ 28.76       $27.85       $25.26       $20.49
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)                   0.09           (0.06)(1)      0.13         0.08(1)      0.09(1)      0.08(1)
  Net realized and unrealized gain (loss)        1.56            5.96          7.91         4.93         4.16         5.29
                                              -------         -------       -------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS           1.65            5.90          8.04         5.01         4.25         5.37
                                              -------         -------       -------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income             --              --         (0.18)       (0.11)       (0.13)       (0.16)
  Dividends from net realized gains                --           (2.13)        (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains                  --           (0.01)           --           --           --           --
                                              -------         -------       -------       ------       ------       ------
      TOTAL DISTRIBUTIONS                          --           (2.14)        (2.43)       (4.10)       (1.66)       (0.60)
                                              -------         -------       -------       ------       ------       ------
Change in net asset value                        1.65            3.76          5.61         0.91         2.59         4.77
                                              -------         -------       -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                $ 39.78         $ 38.13       $ 34.37       $28.76       $27.85       $25.26
                                              =======         =======       =======       ======       ======       ======
Total return(2)                                  4.33%(6)      17.22%         28.06%       18.15%       16.82%       26.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $35,385         $30,580       $11,512       $7,125       $4,609       $2,721

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.21%(5)       2.30%          2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)                   0.50%(5)      (0.16)%         0.39%         0.3%         0.3%         0.3%
Portfolio turnover                                 29%(6)         41%           124%        40.3%        35.1%        51.1%

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                              6/30/00         -----------------------------------------------------------
                                            (UNAUDITED)          1999         1998         1997         1996         1995
Net asset value, beginning of period          $ 38.21         $ 34.44       $28.80       $27.88       $25.28       $20.48
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)                   0.09           (0.06)(1)     0.14         0.08(1)      0.09(1)      0.07(1)
  Net realized and unrealized gain (loss)        1.56            5.97         7.92         4.92         4.16         5.30
                                              -------         -------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS           1.65            5.91         8.06         5.00         4.25         5.37
                                              -------         -------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income             --              --        (0.17)       (0.09)       (0.12)       (0.13)
  Dividends from net realized gains                --           (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains                  --           (0.01)          --           --           --           --
                                              -------         -------       ------       ------       ------       ------
      TOTAL DISTRIBUTIONS                          --           (2.14)       (2.42)       (4.08)       (1.65)       (0.57)
                                              -------         -------       ------       ------       ------       ------
Change in net asset value                        1.65            3.77         5.64         0.92         2.60         4.80
                                              -------         -------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                $ 39.86         $ 38.21       $34.44       $28.80       $27.88       $25.28
                                              =======         =======       ======       ======       ======       ======
Total return(2)                                  4.32%(6)      17.22%        28.07%       18.11%       16.79%       26.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $22,170         $17,852       $7,610       $5,581       $4,183       $2,809

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.21%(5)       2.30%         2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)                   0.50%(5)      (0.16)%        0.39%         0.3%         0.3%         0.3%
Portfolio turnover                                 29%(6)         41%          124%        40.3%        35.1%        51.1%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Distributions are made in accordance with the prospectus;
                        however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
         (5)            Annualized.
         (6)            Not annualized.

8                      See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

                          INVESTMENTS AT JUNE 30, 2000
                                  (UNAUDITED)

                                             SHARES        VALUE
                                            ---------   ------------
COMMON STOCKS--93.4%

BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
Clear Channel Communications,
Inc.(b)...............................        314,000   $ 23,550,000

COMMUNICATIONS EQUIPMENT--5.9%
Lucent Technologies, Inc..............        396,000     23,463,000
Tellabs, Inc.(b)......................        344,100     23,549,344
                                                        ------------
                                                          47,012,344
                                                        ------------

COMPUTERS (HARDWARE)--5.0%
Dell Computer Corp.(b)................        300,000     14,793,750
Sun Microsystems, Inc.(b).............        269,000     24,462,187
                                                        ------------
                                                          39,255,937
                                                        ------------

COMPUTERS (NETWORKING)--10.0%
Cisco Systems, Inc.(b)................      1,184,448     75,286,476
Genuity, Inc.(b)......................        385,500      3,529,734
                                                        ------------
                                                          78,816,210
                                                        ------------
COMPUTERS (PERIPHERALS)--4.6%
EMC Corp.(b)..........................        468,000     36,006,750

COMPUTERS (SOFTWARE & SERVICES)--8.6%
America Online, Inc.(b)...............        584,000     30,806,000
Microsoft Corp.(b)....................        221,600     17,728,000
Oracle Corp.(b).......................        150,000     12,609,375
Yahoo!, Inc.(b).......................         58,000      7,184,750
                                                        ------------
                                                          68,328,125
                                                        ------------

ELECTRICAL EQUIPMENT--3.4%
General Electric Co...................        510,000     27,030,000

ELECTRONICS (SEMICONDUCTORS)--23.4%
Broadcom Corp. Class A(b).............        106,000     23,207,375
Intel Corp............................        252,800     33,796,200
JDS Uniphase Corp.(b).................        460,000     55,142,500
Texas Instruments, Inc................        718,400     49,345,100
Xilinx, Inc.(b).......................        278,000     22,952,375
                                                        ------------
                                                         184,443,550
                                                        ------------

                                             SHARES        VALUE
                                            ---------   ------------

EQUIPMENT (SEMICONDUCTORS)--0.9%
Applied Materials, Inc.(b)............         82,000   $  7,431,250

FINANCIAL (DIVERSIFIED)--4.4%
American Express Co...................        282,000     14,699,250
Citigroup, Inc........................        330,000     19,882,500
                                                        ------------
                                                          34,581,750
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.5%
Genentech, Inc.(b)....................         86,000     14,792,000
Merck & Co., Inc......................        208,200     15,953,325
Pfizer, Inc...........................        754,300     36,206,400
                                                        ------------
                                                          66,951,725
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
Medtronic, Inc........................        300,200     14,953,712

INVESTMENT BANKING/BROKERAGE--3.8%
Goldman Sachs Group, Inc. (The).......        100,000      9,487,500
Merrill Lynch & Co., Inc..............        176,000     20,240,000
                                                        ------------
                                                          29,727,500
                                                        ------------

RETAIL (BUILDING SUPPLIES)--2.4%
Home Depot, Inc. (The)................        375,000     18,726,563

RETAIL (GENERAL MERCHANDISE)--2.7%
Costco Wholesale Corp.(b).............        190,000      6,270,000
Wal-Mart Stores, Inc..................        259,000     14,924,875
                                                        ------------
                                                          21,194,875
                                                        ------------

RETAIL (SPECIALTY)--0.9%
Bed Bath & Beyond, Inc.(b)............        205,000      7,431,250

TELECOMMUNICATIONS (LONG DISTANCE)--3.1%
WorldCom, Inc.(b).....................        526,500     24,153,188

TRUCKERS--0.9%
United Parcel Service, Inc. Class B...        119,500      7,050,500
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $303,063,413)                           736,645,229
- --------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Engemann Focus Growth Fund

                                             SHARES        VALUE
                                            ---------   ------------
FOREIGN COMMON STOCKS--3.7%

COMMUNICATIONS EQUIPMENT--3.7%
Nokia Oyj Sponsored ADR (Finland).....        385,000   $ 19,225,938
Nortel Networks Corp. (Canada)........        150,000     10,237,500
                                                        ------------
                                                          29,463,438
                                                        ------------
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $21,616,922)                             29,463,438
- --------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $324,680,335)                                   766,108,667(a)
Cash and receivables, less liabilities--2.9%                      22,761,138
                                                                ------------
NET ASSETS--100.0%                                              $788,869,805
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $444,476,035 and gross depreciation of $3,047,703 for
                        federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was
                        $324,680,335.
(b)                     Non-income producing.

10                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $324,680,335)                              $  766,108,667
Cash                                                              26,139,508
Receivables
  Fund shares sold                                                   277,365
  Dividends and interest                                             220,216
                                                              --------------
    Total assets                                                 792,745,756
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,697,972
  Fund shares repurchased                                            648,970
  Distribution fee                                                   773,134
  Investment advisory fee                                            492,845
  Administration fee                                                 236,981
  Trustees' fee                                                        5,290
Accrued expenses                                                      20,759
                                                              --------------
    Total liabilities                                              3,875,951
                                                              --------------
NET ASSETS                                                    $  788,869,805
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 320,733,356
Undistributed net investment loss                                 (4,411,398)
Accumulated net realized gain                                     31,119,515
Net unrealized appreciation                                      441,428,332
                                                              --------------
NET ASSETS                                                    $  788,869,805
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $624,985,000)               18,502,259
Net asset value per share                                             $33.78
Offering price per share $33.78/(1-5.75%)                             $35.84
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $103,762,843)                3,309,979
Net asset value and offering price per share                          $31.35
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $60,121,962)                 1,917,952
Net asset value and offering price per share                          $31.35

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $     929,418
Interest                                                            755,528
                                                              -------------
    Total investment income                                       1,684,946
                                                              -------------
EXPENSES
Investment advisory fee                                           2,970,866
Distribution fee, Class A                                           760,624
Distribution fee, Class B                                           522,506
Distribution fee, Class C                                           288,382
Administration                                                    1,531,730
Professional                                                         14,280
Trustees                                                              7,956
                                                              -------------
    Total expenses                                                6,096,344
                                                              -------------
NET INVESTMENT LOSS                                              (4,411,398)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  28,756,176
Net realized gain on written options                              2,363,339
Net change in unrealized appreciation (depreciation) on
  investments                                                   (14,541,870)
                                                              -------------
NET GAIN ON INVESTMENTS                                          16,577,645
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  12,166,247
                                                              =============

                       See Notes to Financial Statements                      11

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months
                                                                   Ended
                                                                  6/30/00        Year Ended
                                                                (Unaudited)       12/31/99
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $ (4,411,398)   $ (7,242,469)
  Net realized gain (loss)                                        31,119,515      86,481,655
  Net change in unrealized appreciation (depreciation)           (14,541,870)    184,957,338
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    12,166,247     264,196,524
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                                             --    (103,359,347)
  Net realized gains, Class B                                             --     (18,563,891)
  Net realized gains, Class C                                             --      (9,894,149)
  In excess of net realized gains, Class A                                --      (2,793,835)
  In excess of net realized gains, Class B                                --        (501,788)
  In excess of net realized gains, Class C                                --        (267,443)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               --    (135,380,453)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,839,722 and 2,437,653
    shares, respectively)                                         61,316,497      77,978,236
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 2,932,699 shares, respectively)                                --      95,019,463
  Cost of shares repurchased (2,029,684 and 3,126,770
    shares, respectively)                                        (67,801,234)    (98,805,876)
                                                                ------------    ------------
Total                                                             (6,484,737)     74,191,823
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (344,066 and 672,999 shares,
    respectively)                                                 10,548,325      19,484,473
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 575,602 shares, respectively)                                  --      17,377,421
  Cost of shares repurchased (469,109 and 402,631 shares,
    respectively)                                                (14,475,653)    (11,482,014)
                                                                ------------    ------------
Total                                                             (3,927,328)     25,379,880
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (249,747 and 417,135 shares,
    respectively)                                                  7,684,020      12,312,851
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 308,840 shares, respectively)                                  --       9,323,884
  Cost of shares repurchased (162,766 and 251,773 shares,
    respectively)                                                 (5,025,209)     (7,279,393)
                                                                ------------    ------------
Total                                                              2,658,811      14,357,342
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                  (7,753,254)    113,929,045
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                            4,412,993     242,745,116
NET ASSETS
  Beginning of period                                            784,456,812     541,711,696
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    ($4,411,398) AND $0, RESPECTIVELY]                          $788,869,805    $784,456,812
                                                                ============    ============

12                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                YEAR ENDED DECEMBER 31,
                                              6/30/00         --------------------------------------------------------------------
                                            (UNAUDITED)           1999           1998           1997           1996           1995
Net asset value, beginning of period         $  33.24         $  26.82       $  20.43       $  21.94       $  19.28       $  15.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.16)           (0.31)         (0.16)         (0.16)         (0.14)         (0.06)
  Net realized and unrealized gain (loss)        0.70            13.48           7.76           3.51           4.47           4.24
                                             --------         --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS           0.54            13.17           7.60           3.35           4.33           4.18
                                             --------         --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income             --               --             --             --             --             --
  Dividends from net realized gains                --            (6.57)         (1.21)         (4.86)         (1.67)         (0.30)
  In excess of net realized gains                  --            (0.18)            --             --             --             --
                                             --------         --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                          --            (6.75)         (1.21)         (4.86)         (1.67)         (0.30)
                                             --------         --------       --------       --------       --------       --------
Change in net asset value                        0.54             6.42           6.39          (1.51)          2.66           3.88
                                             --------         --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD               $  33.78         $  33.24       $  26.82       $  20.43       $  21.94       $  19.28
                                             ========         ========       ========       ========       ========       ========
Total return(2)                                  1.62%(5)       49.74%         37.41%         16.04%         22.49%          27.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $624,985         $621,386       $441,146       $383,481       $426,785       $415,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.42%(4)        1.54%          1.58%           1.6%(3)        1.6%(3)         1.6%
  Net investment income (loss)                  (0.99)%(4)      (1.04)%        (0.72)%         (0.7)%         (0.6)%          (0.3)%
Portfolio turnover                                 21%(5)          56%           119%          70.6%          70.1%           65.9%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Annualized.
         (5)            Not annualized.

                       See Notes to Financial Statements                      13

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS B
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                              YEAR ENDED DECEMBER 31,
                                              6/30/00         ----------------------------------------------------------------
                                            (UNAUDITED)           1999          1998          1997          1996          1995
Net asset value, beginning of period         $  30.97         $  25.49       $ 19.61       $ 21.40       $ 18.99       $ 15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.27)           (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain (loss)        0.65            12.74          7.41          3.41          4.39          4.21
                                             --------         --------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS           0.38            12.23          7.09          3.07          4.08          4.01
                                             --------         --------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income             --               --            --            --            --            --
  Dividends from net realized gains                --            (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains                  --            (0.18)           --            --            --            --
                                             --------         --------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                          --            (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                             --------         --------       -------       -------       -------       -------
Change in net asset value                        0.38             5.48          5.88         (1.79)         2.41          3.71
                                             --------         --------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD               $  31.35         $  30.97       $ 25.49       $ 19.61       $ 21.40       $ 18.99
                                             ========         ========       =======       =======       =======       =======
Total return(2)                                  1.23%(5)       48.64%        36.38%        15.13%        21.52%         26.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $103,763         $106,372       $65,986       $54,267       $49,444       $34,786

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.17%(4)        2.29%         2.33%          2.4%(3)       2.3%(3)        2.4%
  Net investment income (loss)                  (1.74)%(4)      (1.78)%       (1.47)%        (1.5)%        (1.5)%         (1.1)%
Portfolio turnover                                 21%(5)          56%          119%         70.6%         70.1%          65.9%

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                              YEAR ENDED DECEMBER 31,
                                              6/30/00         ---------------------------------------------------------------
                                            (UNAUDITED)          1999          1998          1997          1996          1995
Net asset value, beginning of period          $ 30.97         $ 25.49       $ 19.61       $ 21.40       $ 18.99       $ 15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.27)          (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain (loss)        0.65           12.74          7.41          3.41          4.39          4.21
                                              -------         -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS           0.38           12.23          7.09          3.07          4.08          4.01
                                              -------         -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income             --              --            --            --            --            --
  Dividends from net realized gains                --           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains                  --           (0.18)           --            --            --            --
                                              -------         -------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                          --           (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                              -------         -------       -------       -------       -------       -------
Change in net asset value                        0.38            5.48          5.88         (1.79)         2.41          3.71
                                              -------         -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                $ 31.35         $ 30.97       $ 25.49       $ 19.61       $ 21.40       $ 18.99
                                              =======         =======       =======       =======       =======       =======
Total return(2)                                  1.23%(5)      48.64%        36.38%        15.13%        21.52%         26.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $60,122         $56,699       $34,580       $29,222       $27,239       $20,497

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.17%(4)       2.29%         2.33%          2.4%(3)       2.3%(3)        2.4%
  Net investment income (loss)                  (1.74)%(4)     (1.78)%       (1.47)%        (1.5)%        (1.5)%         (1.1)%
Portfolio turnover                                 21%(5)         56%          119%         70.6%         70.1%          65.9%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Annualized.
         (5)            Not annualized.

14                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY-FIFTY FUND

                          INVESTMENTS AT JUNE 30, 2000
                                  (UNAUDITED)

                                              SHARES       VALUE
                                             --------   ------------
COMMON STOCKS--95.3%

COMMUNICATIONS EQUIPMENT--7.7%
Lucent Technologies, Inc...............       370,000   $ 21,922,500
Motorola, Inc..........................       334,000      9,706,875
Tellabs, Inc.(b).......................       153,000     10,470,937
                                                        ------------
                                                          42,100,312
                                                        ------------
COMPUTERS (HARDWARE)--4.0%
Dell Computer Corp.(b).................       159,000      7,840,687
Sun Microsystems, Inc.(b)..............       153,000     13,913,437
                                                        ------------
                                                          21,754,124
                                                        ------------
COMPUTERS (NETWORKING)--5.9%
Cisco Systems, Inc.(b).................       506,748     32,210,170
COMPUTERS (PERIPHERALS)--7.2%
EMC Corp.(b)...........................       514,000     39,545,875

COMPUTERS (SOFTWARE & SERVICES)--8.8%
America Online, Inc.(b)................       185,000      9,758,750
BEA Systems, Inc.(b)...................       384,000     18,984,000
Microsoft Corp.(b).....................        63,800      5,104,000
Oracle Corp.(b)........................        75,000      6,304,687
VERITAS Software Corp.(b)..............        52,500      5,933,320
eBay, Inc.(b)..........................        36,000      1,955,250
                                                        ------------
                                                          48,040,007
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--13.0%
Intel Corp.............................       176,000     23,529,000
JDS Uniphase Corp.(b)..................        76,000      9,110,500
Maxim Integrated Products, Inc.(b).....       103,000      6,997,562
Texas Instruments, Inc.................       368,000     25,277,000
Xilinx, Inc.(b)........................        75,000      6,192,187
                                                        ------------
                                                          71,106,249
                                                        ------------

ENTERTAINMENT--2.5%
Time Warner, Inc.......................        65,000      4,940,000
Viacom, Inc. Class B(b)................        53,000      3,613,938
Walt Disney Co. (The)..................       135,000      5,239,688
                                                        ------------
                                                          13,793,626
                                                        ------------

                                              SHARES       VALUE
                                             --------   ------------

EQUIPMENT (SEMICONDUCTORS)--1.0%
Applied Materials, Inc.(b).............        59,000   $  5,346,875

FINANCIAL (DIVERSIFIED)--5.7%
American Express Co....................       231,000     12,040,875
Citigroup, Inc.........................       225,000     13,556,250
Morgan Stanley Dean Witter & Co........        65,000      5,411,250
                                                        ------------
                                                          31,008,375
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--12.3%
Genentech, Inc.(b).....................       105,000     18,060,000
Merck & Co., Inc.......................        75,600      5,792,850
Pfizer, Inc............................       694,600     33,340,800
Pharmacia Corp.........................       192,070      9,927,618
                                                        ------------
                                                          67,121,268
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.5%
Guidant Corp.(b).......................       167,000      8,266,500
Medtronic, Inc.........................       322,600     16,069,513
                                                        ------------
                                                          24,336,013
                                                        ------------

INVESTMENT BANKING/BROKERAGE--2.4%
Merrill Lynch & Co., Inc...............        54,000      6,210,000
Schwab (Charles) Corp. (The)...........       210,000      7,061,250
                                                        ------------
                                                          13,271,250
                                                        ------------

NATURAL GAS--0.5%
Enron Corp.............................        39,000      2,515,500

RAILROADS--3.7%
Kansas City Southern Industries,
Inc....................................       229,000     20,309,438

RESTAURANTS--1.1%
Starbucks Corp.(b).....................       155,000      5,919,063

RETAIL (BUILDING SUPPLIES)--2.0%
Home Depot, Inc. (The).................       223,500     11,161,031

RETAIL (FOOD CHAINS)--2.1%
Safeway, Inc.(b).......................       248,000     11,191,000

RETAIL (GENERAL MERCHANDISE)--3.3%
Costco Wholesale Corp.(b)..............       200,500      6,616,500

                       See Notes to Financial Statements                      15

Phoenix-Engemann Nifty-Fifty Fund

                                              SHARES       VALUE
                                             --------   ------------
RETAIL (GENERAL MERCHANDISE)--CONTINUED
Wal-Mart Stores, Inc...................       195,000   $ 11,236,875
                                                        ------------
                                                          17,853,375
                                                        ------------
RETAIL (SPECIALTY)--0.9%
Bed Bath & Beyond, Inc.(b).............       138,050      5,004,313
SERVICES (ADVERTISING/MARKETING)--0.9%
Interpublic Group of Cos., Inc.
(The)..................................       120,000      5,160,000
SERVICES (COMPUTER SYSTEMS)--2.6%
Electronic Data Systems Corp...........       350,000     14,437,500

SERVICES (DATA PROCESSING)--0.1%
Automatic Data Processing, Inc.........        10,000        535,625
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.0%
AT&T Wireless Group(b).................       200,000      5,575,000

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
WorldCom, Inc.(b)......................       132,500      6,078,438

TRUCKERS--1.0%
United Parcel Service, Inc. Class B....        92,000      5,428,000
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $303,377,991)                           520,802,427
- --------------------------------------------------------------------

                                              SHARES       VALUE
                                             --------   ------------

FOREIGN COMMON STOCKS--3.1%

COMMUNICATIONS EQUIPMENT--3.1%
Nokia Oyj ADR (Finland)................       328,000   $ 16,379,500
Nortel Networks Corp. (Canada).........        10,000        682,500
                                                        ------------
                                                          17,062,000
                                                        ------------
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $16,609,032)                             17,062,000
- --------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $319,987,023)                                   537,864,427(a)
Cash and receivables, less liabilities--1.6%                       8,798,540
                                                                ------------
NET ASSETS--100.0%                                              $546,662,967
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $229,988,960 and gross depreciation of $12,212,402 for
                        federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was
                        $320,087,869.
(b)                     Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $319,987,023)     $537,864,427
Cash                                   10,540,089
Receivables
  Fund shares sold                      1,215,000
  Dividends and interest                  147,131
                                     ------------
    Total assets                      549,766,647
                                     ------------
LIABILITIES
Payables
  Investment securities purchase        1,203,794
  Fund shares repurchased                 614,042
  Distribution fee                        726,360
  Investment advisory fee                 355,400
  Administration fee                      178,203
  Trustees' fee                             5,290
Accrued expenses                           20,591
                                     ------------
    Total liabilities                   3,103,680
                                     ------------
NET ASSETS                           $546,662,967
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $262,876,116
Undistributed net investment loss      (3,745,120)
Accumulated net realized gain          69,654,567
Net unrealized appreciation           217,877,404
                                     ------------
NET ASSETS                           $546,662,967
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization (Net
  Assets $328,566,584)                  6,927,903
Net asset value per share                  $47.43
Offering price per share
  $47.43/(1-5.75%)                         $50.32
CLASS B
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization (Net
  Assets $140,999,555)                  3,153,322
Net asset value and offering price
  per share                                $44.71
CLASS C
Shares of beneficial interest
  outstanding, $1 par value,
  unlimited authorization (Net
  Assets $77,096,828)                   1,724,341
Net asset value and offering price
  per share                                $44.71

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                             $   757,075
Interest                                  279,586
Foreign Tax Withheld                       (9,429)
                                      -----------
    Total investment income             1,027,232
                                      -----------
EXPENSES
Investment advisory fee                 2,136,019
Distribution fee, Class A                 400,491
Distribution fee, Class B                 692,205
Distribution fee, Class C                 367,100
Administration                          1,157,219
Professional                               10,287
Trustees                                    9,031
                                      -----------
    Total expenses                      4,772,352
                                      -----------
NET INVESTMENT LOSS                    (3,745,120)
                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities        71,916,568
Net change in unrealized
  appreciation (depreciation) on
  investments                         (54,309,586)
                                      -----------
NET GAIN ON INVESTMENTS                17,606,982
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $13,861,862
                                      ===========

                       See Notes to Financial Statements                      17

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months
                                                                   Ended
                                                                  6/30/00        Year Ended
                                                                (Unaudited)       12/31/99
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $ (3,745,120)   $ (5,531,589)
  Net realized gain (loss)                                        71,916,568      40,441,424
  Net change in unrealized appreciation (depreciation)           (54,309,586)     93,107,575
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    13,861,862     128,017,410
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                                             --     (32,506,365)
  Net realized gains, Class B                                             --     (14,737,596)
  Net realized gains, Class C                                             --      (7,456,863)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               --     (54,700,824)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (646,703 and 1,492,778
    shares, respectively)                                         30,159,804      63,251,908
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 650,922 shares, respectively)                                  --      29,512,798
  Cost of shares repurchased (678,886 and 1,241,476 shares,
    respectively)                                                (31,616,770)    (53,099,694)
                                                                ------------    ------------
Total                                                             (1,456,966)     39,665,012
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (304,595 and 634,388 shares,
    respectively)                                                 13,404,563      25,899,845
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 300,215 shares, respectively)                                  --      12,885,223
  Cost of shares repurchased (324,650 and 367,722 shares,
    respectively)                                                (14,373,480)    (15,038,011)
                                                                ------------    ------------
Total                                                               (968,917)     23,747,057
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (248,372 and 398,511 shares,
    respectively)                                                 10,896,175      16,321,818
  Net asset value of shares issued from reinvestment of
    distributions
    (0 and 154,070 shares, respectively)                                  --       6,611,132
  Cost of shares repurchased (146,607 and 230,854 shares,
    respectively)                                                 (6,468,428)     (9,311,630)
                                                                ------------    ------------
Total                                                              4,427,747      13,621,320
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                   2,001,864      77,033,389
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                           15,863,726     150,349,975
NET ASSETS
  Beginning of period                                            530,799,241     380,449,266
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME
    (LOSS) OF ($3,475,120) AND $0, RESPECTIVELY]                $546,662,967    $530,799,241
                                                                ============    ============

18                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                 YEAR ENDED DECEMBER 31
                                              6/30/00         --------------------------------------------------------------------
                                            (UNAUDITED)           1999           1998           1997           1996           1995
Net asset value, beginning of period         $  46.16         $  38.80       $  29.21       $  26.50       $  22.18       $  17.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.26)           (0.41)         (0.20)         (0.20)         (0.12)         (0.05)
  Net realized and unrealized gain (loss)        1.53            12.92          10.45           5.23           6.00           4.93
                                             --------         --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS           1.27            12.51          10.25           5.03           5.88           4.88
                                             --------         --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income             --               --             --             --             --             --
  Dividends from net realized gains                --            (5.15)         (0.66)         (2.32)         (1.56)            --
                                             --------         --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                          --            (5.15)         (0.66)         (2.32)         (1.56)            --
                                             --------         --------       --------       --------       --------       --------
Change in net asset value                        1.27             7.36           9.59           2.71           4.32           4.88
                                             --------         --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD               $  47.43         $  46.16       $  38.80       $  29.21       $  26.50       $  22.18
                                             ========         ========       ========       ========       ========       ========
Total return(2)                                  2.75%(5)       32.47%         35.13%         19.23%         26.53%          28.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $328,567         $321,299       $235,065       $176,378       $145,469       $122,322

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.49%(4)        1.58%          1.60%           1.6%(3)        1.7%(3)         1.9%
  Net investment income (loss)                  (1.11)%(4)      (0.97)%        (0.61)%         (0.7)%         (0.4)%          (0.3)%
Portfolio turnover                                 55%(5)          43%            92%          68.8%          41.9%           26.5%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Annualized.
         (5)            Not annualized.

                       See Notes to Financial Statements                      19

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS B
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31
                                              6/30/00         ----------------------------------------------------------------
                                            (UNAUDITED)           1999          1998          1997          1996          1995
Net asset value, beginning of period         $  43.68         $  37.21       $ 28.24       $ 25.88       $ 21.85       $ 17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.41)           (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain (loss)        1.44            12.32         10.06          5.10          5.89          4.89
                                             --------         --------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS           1.03            11.62          9.63          4.68          5.59          4.68
                                             --------         --------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income             --               --            --            --            --            --
  Dividends from net realized gains                --            (5.15)        (0.66)        (2.32)        (1.56)           --
                                             --------         --------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                          --            (5.15)        (0.66)        (2.32)        (1.56)           --
                                             --------         --------       -------       -------       -------       -------
Change in net asset value                        1.03             6.47          8.97          2.36          4.03          4.68
                                             --------         --------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD               $  44.71         $  43.68       $ 37.21       $ 28.24       $ 25.88       $ 21.85
                                             ========         ========       =======       =======       =======       =======
Total return(2)                                  2.36%(5)       31.47%        34.14%        18.33%        25.60%         27.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $141,000         $138,626       $96,983       $68,051       $47,143       $27,462

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.24%(4)        2.33%         2.35%          2.4%(3)       2.5%(3)        2.6%
  Net investment income (loss)                  (1.86)%(4)      (1.72)%       (1.35)%        (1.4)%        (1.2)%         (1.0)%
Portfolio turnover                                 55%(5)          43%           92%         68.8%         41.9%          26.5%

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                              YEAR ENDED DECEMBER 31
                                              6/30/00         ---------------------------------------------------------------
                                            (UNAUDITED)          1999          1998          1997          1996          1995
Net asset value, beginning of period          $ 43.68         $ 37.21       $ 28.24       $ 25.88       $ 21.85       $ 17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)               (0.41)          (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain (loss)        1.44           12.32         10.06          5.10          5.89          4.89
                                              -------         -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS           1.03           11.62          9.63          4.68          5.59          4.68
                                              -------         -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income             --              --            --            --            --            --
  Dividends from net realized gains                --           (5.15)        (0.66)        (2.32)        (1.56)           --
                                              -------         -------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                          --           (5.15)        (0.66)        (2.32)        (1.56)           --
                                              -------         -------       -------       -------       -------       -------
Change in net asset value                        1.03            6.47          8.97          2.36          4.03          4.68
                                              -------         -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                $ 44.71         $ 43.68       $ 37.21       $ 28.24       $ 25.88       $ 21.85
                                              =======         =======       =======       =======       =======       =======
Total return(2)                                  2.36%(5)      31.47%        34.14%        18.33%        25.60%         27.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $77,097         $70,875       $48,401       $39,773       $26,092       $15,105

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.24%(4)       2.33%         2.35%          2.4%(3)       2.5%(3)        2.6%
  Net investment income (loss)                  (1.86)%(4)     (1.72)%       (1.35)%        (1.4)%        (1.2)%         (1.0)%
Portfolio turnover                                 55%(5)         43%           92%         68.8%         41.9%          26.5%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.
         (4)            Annualized.
         (5)            Not annualized.

20                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                          INVESTMENTS AT JUNE 30, 2000
                                  (UNAUDITED)

                                               SHARES       VALUE
                                              --------   ------------
COMMON STOCKS--86.0%

AIR FREIGHT--0.4%
Expeditors International of Washington,
Inc.....................................       30,000    $  1,425,000

BIOTECHNOLOGY--4.8%
Aviron(b)...............................       80,000       2,470,000
Charles River Laboratories, Inc.........       52,000       1,153,750
Cor Therapeutics, Inc.(b)...............       47,000       4,009,687
Coulter Pharmaceutical, Inc.(b).........       30,000         615,000
Enzon, Inc.(b)..........................       25,000       1,062,500
IDEC Pharmaceuticals Corp.(b)...........       36,800       4,317,100
Myriad Genetics, Incorporated...........       20,000       2,961,562
Pharmacyclics, Inc.(b)..................       20,000       1,220,000
                                                         ------------
                                                           17,809,599
                                                         ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
Spanish Broadcasting System, Inc. Class
A(b)....................................       30,000         616,875

COMMUNICATIONS EQUIPMENT--1.0%
Audiovox Corp. Class A(b)...............       34,400         758,950
i3 Mobile, Inc.(b)......................       48,000         882,000
Metawave Communications Corp.(b)........       75,000       2,001,562
                                                         ------------
                                                            3,642,512
                                                         ------------

COMPUTERS (HARDWARE)--0.7%
MMC Networks, Inc.(b)...................       50,000       2,671,875

COMPUTERS (SOFTWARE & SERVICES)--22.1%
Agile Software Corp.(b).................       32,000       2,262,000
Aspsecure.com Corp.(b)..................      120,000         390,000
BEA Systems, Inc.(b)....................      270,000      13,348,125
Bluestone Software, Inc.(b).............      150,000       3,853,125
Broadbase Software, Inc.(b).............       30,000         918,750
C-bridge Internet Solutions, Inc.(b)....      100,000       1,737,500
Commerce One, Inc.(b)...................       90,000       4,085,156
Extensity, Inc.(b)......................       75,000       2,568,750
Interwoven, Inc.(b).....................       25,000       2,749,609
Keynote Systems, Inc.(b)................       80,000       5,645,000
LivePerson, Inc.(b).....................      192,000       1,668,000
Luminant Worldwide Corp.(b).............      100,000         893,750
MatrixOne, Inc.(b)......................       23,050         936,406
NYFIX, Inc.(b)..........................      222,000       9,310,125

                                               SHARES       VALUE
                                              --------   ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
PC-Tel, Inc.(b).........................       24,000    $    912,000
Peregrine Systems, Inc.(b)..............      250,000       8,671,875
Precise Software Solutions Ltd.(b)......       39,000         936,000
Predictive Systems, Inc.(b).............       75,000       2,695,312
Primus Knowledge Solutions..............       70,000       3,150,000
PurchasePro.com, Inc.(b)................      115,000       4,715,000
Sapient Corp.(b)........................       36,000       3,849,750
Software Technologies Corp.(b)..........      150,000       4,603,125
Ulticom, Inc.(b)........................       48,000       1,152,750
Websense, Inc.(b).......................       48,000       1,206,000
                                                         ------------
                                                           82,258,108
                                                         ------------

CONSUMER FINANCE--2.7%
Metris Cos., Inc........................      400,000      10,050,000

ELECTRICAL EQUIPMENT--4.3%
Advanced Energy Industries, Inc.(b).....      160,000       9,430,000
C-COR.net Corp.(b)......................       28,000         756,000
Flextronics International Ltd.(b).......       50,000       3,434,375
Manufacturers' Services Ltd.(b).........       26,000         534,625
Viasystems Group, Inc.(b)...............      111,500       1,804,906
                                                         ------------
                                                           15,959,906
                                                         ------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--0.2%
Exfo Electro-Optical Engineering,
Inc.....................................       19,500         855,563

ELECTRONICS (INSTRUMENTATION)--3.9%
Aclara Biosciences, Inc.(b).............       35,000       1,782,812
Caliper Technologies Corp.(b)...........       40,000       1,840,000
Meade Instruments Corp.(b)..............      225,000       5,653,125
Rudolph Technologies, Inc.(b)...........      133,000       5,153,750
                                                         ------------
                                                           14,429,687
                                                         ------------

ELECTRONICS (SEMICONDUCTORS)--11.6%
ANADIGICS, Inc.(b)......................      125,000       4,257,813
Applied Micro Circuits Corp.(b).........      120,000      11,850,000
Micrel, Inc.(b).........................      152,000       6,602,500
NETsilicon, Inc.(b).....................      111,500       3,651,625
Quantam Effect Devices, Inc.(b).........       32,500       1,852,500
Quicklogic Corp.(b).....................      200,000       4,450,000
Silcon Storage Technology, Inc.(b)......       40,000       3,532,500

                       See Notes to Financial Statements                      21

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Stanford Microdevices, Inc.(b)..........       18,750    $    814,453
TriQuint Semiconductor, Inc.(b).........       65,000       6,219,688
                                                         ------------
                                                           43,231,079
                                                         ------------

ENGINEERING & CONSTRUCTION--0.7%
SBA Communications Corp.(b).............       50,000       2,596,875

EQUIPMENT (SEMICONDUCTORS)--4.3%
Cymer, Inc.(b)..........................      130,000       6,207,500
Mattson Technology, Inc.(b).............       23,000         747,500
PRI Automation, Inc.(b).................      135,000       8,827,734
                                                         ------------
                                                           15,782,734
                                                         ------------
FINANCIAL (DIVERSIFIED)--1.2%
Federal Agricultural Mortgage Corp.
Class C(b)..............................      113,000       1,645,562
Pinnacle Holdings, Inc.(b)..............       50,000       2,700,000
                                                         ------------
                                                            4,345,562
                                                         ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.5%
Emisphere Technologies, Inc.(b).........       14,100         600,792
Inhale Therapeutic Systems, Inc.(b).....       30,000       3,044,063
Tanox, Inc.(b)..........................       40,000       1,892,500
                                                         ------------
                                                            5,537,355
                                                         ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.8%
ArthroCare Corp.(b).....................       50,000       2,662,500
Aspect Medical Systems, Inc.............       30,000         810,000
MiniMed, Inc. (b).......................       27,000       3,186,000
                                                         ------------
                                                            6,658,500
                                                         ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Omnicare, Inc...........................      150,000       1,359,375
INVESTMENT MANAGEMENT--1.5%
Affiliated Managers Group, Inc.(b)......       60,000       2,730,000
Gabelli Asset Management, Inc. Class
A(b)....................................      110,000       2,750,000
                                                         ------------
                                                            5,480,000
                                                         ------------

PUBLISHING--0.5%
Scholastic Corp.........................       33,000       2,017,125
RAILROADS--2.3%
Kansas City Southern Industries, Inc....       95,000       8,425,313

RESTAURANTS--1.5%
Cheesecake Factory, Inc. (The)(b).......      150,000       4,125,000

                                               SHARES       VALUE
                                              --------   ------------
RESTAURANTS--CONTINUED
Papa John's International, Inc.(b)......       65,000    $  1,592,500
                                                         ------------
                                                            5,717,500
                                                         ------------

RETAIL (BUILDING SUPPLIES)--0.7%
Fastenal Co.............................       50,000       2,531,250

RETAIL (DISCOUNTERS)--1.6%
99 Cents Only Stores(b).................      150,000       5,981,250

RETAIL (FOOD CHAINS)--2.4%
Smart & Final, Inc.(b)..................       96,499         741,836
Whole Foods Market, Inc.(b).............      200,000       8,262,500
                                                         ------------
                                                            9,004,336
                                                         ------------

RETAIL (SPECIALTY)--2.9%
Cost Plus, Inc.(b)......................      239,375       6,867,070
Williams-Sonoma, Inc.(b)................      125,000       4,054,688
                                                         ------------
                                                           10,921,758
                                                         ------------

RETAIL (SPECIALTY-APPAREL)--0.6%
Children's Place Retail Stores, Inc.
(The)(b)................................      100,000       2,050,000

SERVICES (COMMERCIAL & CONSUMER)--7.6%
Corporate Executive Board Co.
(The)(b)................................       90,000       5,388,750
Diamond Technology Partners, Inc.(b)....       24,500       2,156,000
Edison Schools Inc......................       30,000         695,625
Energy Exploration Technology(b)........      224,500       7,212,063
Exult, Inc.(b)..........................       78,000         780,000
MIPS Technologies, Inc. Class A(b)......      100,000       4,250,000
NCO Group, Inc.(b)......................      106,000       2,451,250
Rent Way, Inc.(b).......................       50,000       1,478,125
Universal Access, Inc.(b)...............       58,700       1,438,150
Universal Compression Holdings..........       50,000       1,675,000
Vicinity Corp.(b).......................       42,500         834,063
                                                         ------------
                                                           28,359,026
                                                         ------------

SERVICES (DATA PROCESSING)--0.6%
StorageNetworks, Inc.(b)................       26,000       2,346,500

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.9%
Dobson Communications Corp. Class
A(b)....................................      100,000       1,925,000
Teligent, Inc. Class A..................       65,000       1,535,625
                                                         ------------
                                                            3,460,625
                                                         ------------

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
ITXC Corp.(b)...........................       24,000         849,750
Network Plus Corp.(b)...................      125,000       1,773,438

22                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
TELECOMMUNICATIONS (LONG DISTANCE)--CONTINUED
Winstar Communications, Inc.(b).........       42,000    $  1,422,750
                                                         ------------
                                                            4,045,938
                                                         ------------
- ---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $232,161,653)                            319,571,226
- ---------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.7%
COMMUNICATIONS EQUIPMENT--0.6%
Research in Motion Ltd. (Canada)(b).....       50,000       2,262,500

INSURANCE (LIFE/HEALTH)--1.2%
London Pacific Group Ltd. ADR (United
Kingdom)................................      325,000       4,225,000
OFFICE EQUIPMENT & SUPPLIES--0.2%
Trintech Group PLC Sponsored ADR
(Ireland)(b)............................       40,000         788,125

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Encal Energy Ltd. (Canada)(b)...........      430,000       2,728,003
- ---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,899,737)                               10,003,628
- ---------------------------------------------------------------------

                                               SHARES       VALUE
                                              --------   ------------

PREFERRED STOCKS--0.5%

COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B Pfd..........       91,918    $    909,988

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.............      123,510         780,003
- ---------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,689,988)                                1,689,991
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--89.2%
(IDENTIFIED COST $240,751,378)                                   331,264,845(a)
Cash and receivables, less liabilities--10.8%                     40,256,359
                                                                ------------
NET ASSETS--100.0%                                              $371,521,204
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,288,417 and gross depreciation of $23,470,137 for
                        federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was
                        $241,446,565.
(b)                     Non-income producing.

                       See Notes to Financial Statements                      23

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $240,751,378)                              $  331,264,845
Cash                                                              41,675,294
Receivables
  Investment securities sold                                       2,879,352
  Fund shares sold                                                 3,182,387
  Dividends and interest                                             226,421
                                                              --------------
    Total assets                                                 379,228,299
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  6,634,499
  Fund shares repurchased                                            205,239
  Distribution fee                                                   473,017
  Investment advisory fee                                            254,374
  Administration fee                                                 117,537
  Trustees' fee                                                        5,290
Accrued expenses                                                      17,139
                                                              --------------
    Total liabilities                                              7,707,095
                                                              --------------
NET ASSETS                                                    $  371,521,204
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 244,904,137
Undistributed net investment loss                                 (2,240,114)
Accumulated net realized gain                                     38,343,714
Net unrealized appreciation                                       90,513,467
                                                              --------------
NET ASSETS                                                    $  371,521,204
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $202,728,812)                4,389,403
Net asset value per share                                             $46.19
Offering price per share 46.19/(1-5.75%)                              $49.01
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $101,905,903)                2,272,406
Net asset value and offering price per share                          $44.84
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $66,886,489)                 1,492,492
Net asset value and offering price per share                          $44.82

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $      812,141
Dividends                                                             45,828
                                                              --------------
    Total investment income                                          857,969
                                                              --------------
EXPENSES
Investment advisory fee                                            1,455,220
Distribution fee, Class A                                            217,687
Distribution fee, Class B                                            456,665
Distribution fee, Class C                                            261,872
Administration                                                       706,639
Professional                                                          12,779
Trustees                                                               7,956
                                                              --------------
    Total expenses                                                 3,118,818
    Less expenses borne by investment adviser                        (20,735)
                                                              --------------
    Net expenses                                                   3,098,083
                                                              --------------
NET INVESTMENT LOSS                                               (2,240,114)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   43,007,998
Net change in unrealized appreciation (depreciation)
  on investments                                                 (36,279,645)
                                                              --------------
NET GAIN ON INVESTMENTS                                            6,728,353
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $    4,488,239
                                                              ==============

24                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months
                                                                   Ended
                                                                  6/30/00        Year Ended
                                                                (Unaudited)       12/31/99
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $ (2,240,114)   $ (2,227,655)
  Net realized gain (loss)                                        43,007,998       6,348,167
  Net change in unrealized appreciation (depreciation)           (36,279,645)    103,350,257
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                     4,488,239     107,470,769
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,634,632 and 2,162,580
    shares, respectively)                                        125,959,937      58,137,050
  Cost of shares repurchased (1,237,002 and 1,421,135
    shares, respectively)                                        (59,687,113)    (38,629,734)
                                                                ------------    ------------
Total                                                             66,272,824      19,507,316
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (721,993 and 609,129 shares,
    respectively)                                                 33,935,985      15,875,386
  Cost of shares repurchased (154,537 and 242,043 shares,
    respectively)                                                 (7,087,158)     (5,699,467)
                                                                ------------    ------------
Total                                                             26,848,827      10,175,919
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (720,263 and 406,932 shares,
    respectively)                                                 33,814,992      10,621,041
  Cost of shares repurchased (95,948 and 174,616 shares,
    respectively)                                                 (4,346,708)     (4,172,562)
                                                                ------------    ------------
Total                                                             29,468,284       6,448,479
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                 122,589,935      36,131,714
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                          127,078,174     143,602,483
NET ASSETS
  Beginning of period                                            244,443,030     100,840,547
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($2,240,114) AND $0, RESPECTIVELY]         $371,521,204    $244,443,030
                                                                ============    ============

                       See Notes to Financial Statements                      25

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                              YEAR ENDED DECEMBER 31
                                                    6/30/00         --------------------------------------------------------------
                                                  (UNAUDITED)           1999          1998          1997         1996         1995
Net asset value, beginning of period               $  44.45         $  24.08       $ 21.09       $ 18.39       $14.90       $12.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                     (0.25)           (0.37)        (0.30)        (0.31)       (0.12)        0.22
  Net realized and unrealized gain (loss)              1.99            20.74          3.31          5.07         7.45         2.87
                                                   --------         --------       -------       -------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS                 1.74            20.37          3.01          4.76         7.33         3.09
                                                   --------         --------       -------       -------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --               --            --            --        (0.28)       (0.08)
  Dividends from net realized gains                      --               --            --         (2.06)       (3.56)       (0.18)
  In excess of accumulated net realized gains            --               --         (0.02)           --           --           --
                                                   --------         --------       -------       -------       ------       ------
      TOTAL DISTRIBUTIONS                                --               --         (0.02)        (2.06)       (3.84)       (0.26)
                                                   --------         --------       -------       -------       ------       ------
Change in net asset value                              1.74            20.37          2.99          2.70         3.49         2.83
                                                   --------         --------       -------       -------       ------       ------
NET ASSET VALUE, END OF PERIOD                     $  46.19         $  44.45       $ 24.08       $ 21.09       $18.39       $14.90
                                                   ========         ========       =======       =======       ======       ======
Total return(2)                                        3.91%(5)       84.59%        14.29%        26.41%       52.37%        25.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $202,729         $132,996       $54,187       $27,771       $7,859       $1,742

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                1.61%(4)        1.73%         1.78%         1.80%        1.10%           --%
Net investment income (loss)                          (1.07)%(4)      (1.40)%       (1.39)%       (1.40)%      (0.70)%        1.50%
Portfolio turnover                                       55%(5)         105%          147%        313.5%       297.1%        121.4%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.62%, 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended June 30, 2000, December 31, 1999, 1998, 1997, 1996 and 1995,
                        respectively.
         (4)            Annualized.
         (5)            Not annualized.

26                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS B
                                                             ------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                       YEAR ENDED DECEMBER 31
                                                               6/30/00         ------------------------------------------------
                                                             (UNAUDITED)          1999          1998          1997         1996
Net asset value, beginning of period                          $  43.32         $ 23.64       $ 20.87       $ 18.35       $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                                (0.41)          (0.55)        (0.45)        (0.46)       (0.32)
  Net realized and unrealized gain (loss)                         1.93           20.23          3.24          5.04         2.43
                                                              --------         -------       -------       -------       ------
      TOTAL FROM INVESTMENT OPERATIONS                            1.52           19.68          2.79          4.58         2.11
                                                              --------         -------       -------       -------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              --              --            --            --           --
  Dividends from net realized gains                                 --              --            --         (2.06)       (0.20)
  In excess of accumulated net realized gains                       --              --         (0.02)           --           --
                                                              --------         -------       -------       -------       ------
      TOTAL DISTRIBUTIONS                                           --              --         (0.02)        (2.06)       (0.20)
                                                              --------         -------       -------       -------       ------
Change in net asset value                                         1.52           19.68          2.77          2.52         1.91
                                                              --------         -------       -------       -------       ------
NET ASSET VALUE, END OF PERIOD                                $  44.84         $ 43.32       $ 23.64       $ 20.87       $18.35
                                                              ========         =======       =======       =======       ======
Total return(2)                                                   3.53%(5)      83.25%        13.39%        25.49%        12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $101,906         $73,863       $31,631       $17,298       $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.35%(3)(4)    2.48%(3)      2.53%(3)      2.60%(3)      2.60%(4)
  Net investment income (loss)                                   (1.82)%(4)     (2.15)%       (2.14)%       (2.10)%       (2.20)%(4)
Portfolio turnover                                                  55%(5)        105%          147%        313.5%        297.1%

                                                                                          CLASS C
                                                             -----------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31
                                                               6/30/00         -----------------------------------------------
                                                             (UNAUDITED)          1999          1998         1997         1996
Net asset value, beginning of period                           $ 43.29         $ 23.63       $ 20.87       $18.35       $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                                (0.41)          (0.55)        (0.45)       (0.47)       (0.29)
  Net realized and unrealized gain (loss)                         1.94           20.21          3.23         5.05         0.85
                                                               -------         -------       -------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS                            1.53           19.66          2.78         4.58         0.56
                                                               -------         -------       -------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              --              --            --           --           --
  Dividends from net realized gains                                 --              --            --        (2.06)       (0.20)
  In excess of accumulated net realized gains                       --              --         (0.02)          --           --
                                                               -------         -------       -------       ------       ------
      TOTAL DISTRIBUTIONS                                           --              --         (0.02)       (2.06)       (0.20)
                                                               -------         -------       -------       ------       ------
Change in net asset value                                         1.53           19.66          2.76         2.52         0.36
                                                               -------         -------       -------       ------       ------
NET ASSET VALUE, END OF PERIOD                                 $ 44.82         $ 43.29       $ 23.63       $20.87       $18.35
                                                               =======         =======       =======       ======       ======
Total return(2)                                                   3.53%(5)      83.20%        13.34%       25.49%         3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $66,886         $37,584       $15,023       $8,080          $54

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.35%(3)(4)    2.48%(3)      2.53%(3)     2.60%(3)      2.60%(4)
  Net investment income (loss)                                   (1.82)%(4)     (2.15)%       (2.14)%      (2.10)%       (2.20)%(4)
Portfolio turnover                                                  55%(5)        105%          147%       313.5%        297.1%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37%, 2.50%, 2.58% and 2.60% for the periods ended June 30, 2000, December 31,
                        1999, 1998 and 1997, respectively.
         (4)            Annualized.
         (5)            Not annualized.
         (6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                       See Notes to Financial Statements                      27

PHOENIX-ENGEMANN VALUE 25 FUND

                          INVESTMENTS AT JUNE 30, 2000
                                  (UNAUDITED)

                                               SHARES       VALUE
                                              --------   -----------
COMMON STOCKS--99.0%

AEROSPACE/DEFENSE--4.2%
Goodrich (B.F) Co. (The)................        18,500   $   630,156

AUTO PARTS & EQUIPMENT--15.7%
Cooper Tire & Rubber Co.................        52,900       588,512
Dana Corp...............................        23,300       493,669
Genuine Parts Co........................        28,300       566,000
Snap-On Tools Inc.......................        25,900       689,587
Visteon Corp.(b)........................         1,728        20,956
                                                         -----------
                                                           2,358,724
                                                         -----------

AUTOMOBILES--3.8%
Ford Motor Co...........................        13,200       567,600

BUILDING MATERIALS--3.9%
Armstrong Holdings Inc..................        38,600       591,063

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--3.8%
American Greetings Corp.................        30,000       570,000
CONTAINERS (METAL & GLASS)--4.1%
Crown Cork & Seal Co., Inc..............        41,700       625,500

ELECTRICAL EQUIPMENT--7.3%
Cooper Industries, Inc..................        19,500       634,969
Thomas & Betts Corp.....................        24,000       459,000
                                                         -----------
                                                           1,093,969
                                                         -----------
ELECTRONICS (DEFENSE)--3.8%
Raytheon Co. Class B....................        30,100       579,425

FOODS--4.0%
ConAgra, Inc............................        31,900       608,094
HARDWARE & TOOLS--4.0%
Stanley Works, The......................        25,300       600,875

HOUSEWARES--4.1%
Fortune Brands, Inc.....................        26,800       618,075

                                               SHARES       VALUE
                                              --------   -----------

MACHINERY (DIVERSIFIED)--4.5%
Milacron, Inc...........................        46,300   $   671,350

MANUFACTURING (DIVERSIFIED)--3.9%
National Service Industries, Inc........        29,800       581,100

OIL & GAS (REFINING & MARKETING)--4.3%
Ashland, Inc............................        18,500       648,656

PAPER & FOREST PRODUCTS--3.5%
Louisiana-Pacific Corp..................        48,900       531,788

RETAIL (DRUG STORES)--4.4%
Rite Aid Corp...........................       100,000       656,250

SPECIALTY PRINTING--4.2%
Donnelley (R.R.) & Sons Co..............        28,100       634,006

TEXTILES (APPAREL)--8.6%
Russell Corp............................        33,600       672,000
V. F. Corp..............................        26,500       631,031
                                                         -----------
                                                           1,303,031
                                                         -----------

TEXTILES (HOME FURNISHINGS)--3.3%
Springs Industries, Inc. Class A........        15,600       502,125

TRUCKS & PARTS--3.6%
PACCAR, Inc.............................        13,600       539,750
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $19,403,642)                             14,911,537
- --------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $19,403,642)                                    14,911,537(a)
Cash and receivables, less liabilities--1.0%                        153,237
                                                                -----------
NET ASSETS--100.0%                                              $15,064,774
                                                                ===========

(a)                     Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $368,297 and gross depreciation of $4,944,503 for federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $19,487,743.
(b)                     Non-income producing.

28                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $19,403,642)                               $   14,911,537
Cash                                                                 193,776
Receivables
  Dividends and interest                                              28,119
                                                              --------------
    Total assets                                                  15,133,432
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                              1,447
  Distribution fee                                                    26,480
  Investment advisory fee                                             11,306
  Administration fee                                                   6,860
  Trustees' fee                                                        5,290
Accrued expenses                                                      17,275
                                                              --------------
    Total liabilities                                                 68,658
                                                              --------------
NET ASSETS                                                    $   15,064,774
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  23,380,551
Undistributed net investment income                                   73,909
Accumulated net realized loss                                     (3,897,581)
Net unrealized depreciation                                       (4,492,105)
                                                              --------------
NET ASSETS                                                    $   15,064,774
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,727,888)                  1,010,131
Net asset value per share                                              $7.65
Offering price per share $7.65/(1-5.75%)                               $8.12
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,365,677)                    707,024
Net asset value and offering price per share                           $7.59
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,971,209)                    259,754
Net asset value and offering price per share                           $7.59

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      387,492
Interest                                                               3,754
                                                              --------------
    Total investment income                                          391,246
                                                              --------------
EXPENSES
Investment advisory fee                                               81,665
Distribution fee, Class A                                             11,974
Distribution fee, Class B                                             30,350
Distribution fee, Class C                                             12,493
Administration                                                        48,764
Trustees                                                               7,957
Professional                                                           7,643
                                                              --------------
    Total expenses                                                   200,846
    Less expenses borne by investment adviser                        (15,600)
                                                              --------------
    Net expenses                                                     185,246
                                                              --------------
NET INVESTMENT INCOME                                                206,000
                                                              ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (3,754,865)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (151,683)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (3,906,548)
                                                              ==============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (3,700,548)
                                                              ==============

                       See Notes to Financial Statements                      29

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Six Months
                                                                   Ended
                                                                  6/30/00      Year Ended
                                                                (Unaudited)     12/31/99
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $   206,000    $   300,070
  Net realized gain (loss)                                       (3,754,865)     3,211,792
  Net change in unrealized appreciation (depreciation)             (151,683)    (5,116,766)
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   (3,700,548)    (1,604,904)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                    (99,130)      (199,489)
  Net investment income, Class B                                    (54,157)       (63,334)
  Net investment income, Class C                                    (20,701)       (25,820)
  Net realized gains, Class A                                        (5,960)    (1,953,603)
  Net realized gains, Class B                                        (4,985)    (1,144,495)
  Net realized gains, Class C                                        (1,634)      (477,608)
  In excess of net realized gains, Class A                               --        (71,100)
  In excess of net realized gains, Class B                               --        (41,654)
  In excess of net realized gains, Class C                               --        (17,382)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (186,567)    (3,994,485)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (186,881 and 174,138 shares,
    respectively)                                                 1,512,039      2,143,783
  Net asset value of shares issued from reinvestment of
    distributions
    (12,424 and 229,321 shares, respectively)                        97,902      2,131,821
  Cost of shares repurchased (651,476 and 495,346 shares,
    respectively)                                                (5,229,988)    (5,870,932)
                                                                -----------    -----------
Total                                                            (3,620,047)    (1,595,328)
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (92,407 and 107,152 shares,
    respectively)                                                   761,208      1,292,314
  Net asset value of shares issued from reinvestment of
    distributions
    (6,541 and 105,576 shares, respectively)                         51,309        975,535
  Cost of shares repurchased (215,136 and 336,907 shares,
    respectively)                                                (1,767,926)    (3,840,069)
                                                                -----------    -----------
Total                                                              (955,409)    (1,572,220)
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (43,352 and 47,266 shares,
    respectively)                                                   342,056        586,348
  Net asset value of shares issued from reinvestment of
    distributions
    (2,530 and 49,536 shares, respectively)                          19,785        459,616
  Cost of shares repurchased (130,119 and 326,376 shares,
    respectively)                                                (1,033,562)    (3,792,417)
                                                                -----------    -----------
Total                                                              (671,721)    (2,746,453)
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                 (5,247,177)    (5,914,001)
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                          (9,134,292)   (11,513,390)
NET ASSETS
  Beginning of period                                            24,199,066     35,712,456
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $73,909 AND $41,897, RESPECTIVELY]         $15,064,774    $24,199,066
                                                                ===========    ===========

30                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                YEAR ENDED DECEMBER 31,              INCEPTION
                                                             6/30/00         -----------------------------------       12/17/96 TO
                                                           (UNAUDITED)          1999          1998          1997        12/31/96
Net asset value, beginning of period                         $ 9.23          $ 11.64       $ 11.56       $ 10.11          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                 0.14             0.17          0.15(1)       0.17(1)           --(1)
  Net realized and unrealized gain (loss)                     (1.61)           (0.84)         0.66          1.95            0.11
                                                             ------          -------       -------       -------          ------
      TOTAL FROM INVESTMENT OPERATIONS                        (1.47)           (0.67)         0.81          2.12            0.11
                                                             ------          -------       -------       -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                        (0.10)           (0.16)        (0.14)        (0.12)             --
  Dividends from net realized gains                           (0.01)           (1.52)        (0.59)        (0.55)             --
  In excess of net realized gains                                --            (0.06)           --            --              --
                                                             ------          -------       -------       -------          ------
      TOTAL DISTRIBUTIONS                                     (0.11)           (1.74)        (0.73)        (0.67)             --
                                                             ------          -------       -------       -------          ------
Change in net asset value                                     (1.58)           (2.41)         0.08          1.45            0.11
                                                             ------          -------       -------       -------          ------
NET ASSET VALUE, END OF PERIOD                               $ 7.65          $  9.23       $ 11.64       $ 11.56          $10.11
                                                             ======          =======       =======       =======          ======
Total return(2)                                              (16.00)%(5)      (5.75)%         7.23%        21.10%           1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $7,728          $13,500       $18,090       $19,518            $482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                           1.68%(3)(4)     1.75%(3)       1.75%(3)      1.80%(3)        1.70%(4)
  Net investment income (loss)                                 2.58%(4)        1.32%          1.25%         1.40%           1.80%(4)
Portfolio turnover                                               59%(5)         181%           135%         87.7%             --%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.85%, 1.84%, 1.86% and 1.80% for the periods ended June 30, 2000, December 31,
                        1999, 1998 and 1997, respectively.
         (4)            Annualized.
         (5)            Not annualized.

                       See Notes to Financial Statements                      31

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS B
                                                             ---------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED               YEAR ENDED DECEMBER 31,
                                                               6/30/00         ---------------------------------
                                                             (UNAUDITED)         1999          1998         1997
Net asset value, beginning of period                           $ 9.17          $11.59       $ 11.53       $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   0.08            0.07          0.06(1)      0.08(1)
  Net realized and unrealized gain (loss)                       (1.57)          (0.83)         0.65         1.67
                                                               ------          ------       -------       ------
      TOTAL FROM INVESTMENT OPERATIONS                          (1.49)          (0.76)         0.71         1.75
                                                               ------          ------       -------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                          (0.08)          (0.08)        (0.06)       (0.06)
  Dividends from net realized gains                             (0.01)          (1.52)        (0.59)       (0.55)
  In excess of net realized gains                                  --           (0.06)           --           --
                                                               ------          ------       -------       ------
      TOTAL DISTRIBUTIONS                                       (0.09)          (1.66)        (0.65)       (0.61)
                                                               ------          ------       -------       ------
Change in net asset value                                       (1.58)          (2.42)         0.06         1.14
                                                               ------          ------       -------       ------
NET ASSET VALUE, END OF PERIOD                                 $ 7.59          $ 9.17       $ 11.59       $11.53
                                                               ======          ======       =======       ======
Total return(2)                                                (16.35)%(5)     (6.46)%         6.41%       16.97%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $5,366          $7,546       $10,981       $8,799

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                          2.43%(4)       2.50%          2.50%        2.60%(4)
  Net investment income (loss)                                   1.94%(4)       0.56%          0.54%        0.70%(4)
Portfolio turnover                                                 59%(5)        181%           135%        87.7%

                                                                                  CLASS C
                                                             --------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED              YEAR ENDED DECEMBER 31,
                                                               6/30/00         --------------------------------
                                                             (UNAUDITED)         1999         1998         1997
Net asset value, beginning of period                           $ 9.16          $11.58       $11.52       $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   0.09            0.08         0.06(1)      0.09(1)
  Net realized and unrealized gain (loss)                       (1.57)          (0.84)        0.65         1.66
                                                               ------          ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS                          (1.48)          (0.76)        0.71         1.75
                                                               ------          ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                          (0.08)          (0.08)       (0.06)       (0.07)
  Dividends from net realized gains                             (0.01)          (1.52)       (0.59)       (0.55)
  In excess of net realized gains                                  --           (0.06)          --           --
                                                               ------          ------       ------       ------
      TOTAL DISTRIBUTIONS                                       (0.09)          (1.66)       (0.65)       (0.62)
                                                               ------          ------       ------       ------
Change in net asset value                                       (1.57)          (2.42)        0.06         1.13
                                                               ------          ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                 $ 7.59          $ 9.16       $11.58       $11.52
                                                               ======          ======       ======       ======
Total return(2)                                                (16.27)%(5)     (6.49)%        6.42%       17.01%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $1,971          $3,153       $6,642       $4,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                          2.43%(4)       2.50%         2.50%        2.60%(4)
  Net investment income (loss)                                   1.85%(4)       0.57%         0.52%        0.80%(4)
Portfolio turnover                                                 59%(5)        181%          135%        87.7%

         (1)            Computed using average shares outstanding.
         (2) Maximum sales load is not reflected in the total return calculation.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.60%, 2.59%, 2.61% and 2.60% for the periods ended June 30, 2000, December 31,
                        1999, 1998 and 1997, respectively.
         (4)            Annualized.
         (5)            Not annualized.
         (6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

32                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED) (CONTINUED)

separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED) (CONTINUED)

involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                 First $50   Next $450   Over $500
                                  Million     Million     Million
                                 ---------   ---------   ---------
Balanced Return Fund...........    0.80%       0.70%       0.60%
Focus Growth Fund..............    0.90%       0.80%       0.70%
Nifty Fifty Fund...............    0.90%       0.80%       0.70%
Small & Mid-Cap Growth Fund....    1.00%       0.90%       0.80%
Value 25 Fund..................    0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.
  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $149,404 for Class A shares and deferred sales charges of $334,977 for Class B shares and $45,352 for Class C shares for the year ended December 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1999 $2,344,989 was retained by the Distributor, $2,042,044 was paid out to unaffiliated participants and $55,332 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                          1st
                          $50      Next $450   Next $125   Over $625
                        Million     Million     Million     Million
                        --------   ---------   ---------   ---------
Balanced Return
  Fund................   1.09%       0.60%       0.40%       0.40%
Focus Growth Fund.....   0.99%       0.50%       0.30%       0.30%
Nifty Fifty Fund......   0.99%       0.50%       0.30%       0.30%
Small & Mid-Cap Growth
  Fund*...............   0.50%       0.40%       0.30%       0.30%
Value 25 Fund*........   0.50%       0.40%       0.30%       0.30%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.
* Prior to March 1, 2000, the expense limits were 0.60%, 0.50%, 0.40% and 0.40%, respectively.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the six months ended June 30, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                       Purchases        Sales
                                      ------------   ------------
Balanced Return Fund................  $ 23,639,556   $ 50,205,579
Focus Growth Fund...................   155,371,153    167,309,344
Nifty Fifty Fund....................   291,972,885    287,381,516
Small & Mid Cap Growth Fund.........   243,642,686    142,900,394
Value 25 Fund.......................    10,795,868     16,132,249

  Purchases and sales of U.S. Governments and agency securities during the six months ended June 30, 2000, aggregated $34,386,094 and $0, respectively, for the Balanced Return Fund.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED) (CONTINUED)

  Written option activity during the six months ended June 30, 2000, for the Focus Growth Fund aggregated the following:

                                           Number of   Amount of
                                            Options     Premium
                                           ---------   ----------
Options outstanding at December 31,
  1999...................................    2,100     $1,017,416
Options written..........................    9,000      1,721,478
Option canceled in closing purchase
  transactions...........................       --             --
Options expired..........................   (4,600)      (531,445)
Options exercised........................   (6,500)    (2,207,449)
                                            ------     ----------
Options outstanding at June 30, 2000.....       --             --
                                            ======     ==========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Small & Mid-Cap Growth Fund...............  $4,320,592

  Under current tax law, capital loss realized after October 31, may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Balanced Return Fund and the Value 25 Fund elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amounts of $17,366 and $139,062, respectively.

6. SUBSEQUENT EVENT

  Effective July 1, 2000, the Administrative Agreement was changed. PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of the financial agent to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. The voluntary expense waiver limitations remain unchanged.

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection          1-800-243-1574
Customer Service             1-800-243-1574 (option
                             0)
Investment Strategy Hotline  1-800-243-4361 (option
                             2)
Marketing Department         1-800-243-4361 (option
                             3)
Text Telephone               1-800-243-1926
www.phoenixinvestments.com

       Phoenix Equity Planning Corporation
       PO Box 2200
       Enfield CT 06083-2200
                                                             ---------------
                                                             |   PRSRT STD  |
                                                             | U.S. Postage |
                                                             |     PAID     |
                                                             |    Andrew    |
                                                             |   Associates |
                                                             ---------------



[LOGO] PHOENIX
       INVESTMENT PARTNERS


       For more information about
       Phoenix mutual funds, please call
       your financial representative or
       contact us at 1-800-243-4361 or
       www.phoenixinvestments.com.








PXP 2115A (8/00)

                            The Semiannual Report of

                      Phoenix-Strategic Equity Series Fund

                for the six-month period ended October 31, 2000

                            to be filed by amendment

                                 The Pro Forma
                              Financial Statements

 Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund Pro Forma Combining Statement of Assets and Liabilities
 October 31, 2000 (Unaudited)




                                                                                         =================      =================
                                                                                         Phoenix-Engemann       Phoenix-Engemann
                                                                                         Small & Mid-Cap        Small Cap
                                                                                         Growth Fund            Fund
                                                                                         =================      =================

ASSETS
Investment securities at value
     (Identified cost $259,352,723, $203,757,275 and $463,109,998)                     $       378,952,880    $       331,033,892
Cash                                                                                            59,755,169                  2,123
Receivables
  Investment securities sold                                                                     2,812,743              5,657,946
  Fund shares sold                                                                               2,518,632              3,244,280
  Dividends and interest                                                                           294,695                 12,421
Prepaid expenses                                                                                                            1,801
                                                                                        ------------------      -----------------
    Total assets                                                                               444,334,120            339,952,463
                                                                                        ------------------      -----------------
LIABILITIES
Payables
  Investment securities purchased                                                                4,215,987              6,934,642
  Fund shares repurchased                                                                          184,490                184,000
  Distribution fee                                                                                 215,928                162,128
  Investment advisory fee                                                                          340,321                215,517
  Administration fee                                                                                     -                      -
  Transfer agent fee                                                                                36,574                124,815
  Financial agent fee                                                                               26,145                 24,278
  Trustees' fee                                                                                      6,462                 10,259
Accrued expenses                                                                                    77,202                 29,898
                                                                                        ------------------      -----------------
    Total liabilities                                                                            5,103,109              7,685,537
                                                                                        ------------------      -----------------
NET ASSETS                                                                             $       439,231,011    $       332,266,926
                                                                                        ==================      =================

CLASS A
Shares of beneficial interest outstanding                                                        5,494,280              6,402,987
Net assets                                                                             $       246,569,821   $        193,577,992

Net asset value per share                                                              $             44.88   $              30.23
Offering price per share NAV/(1- 5.75%)                                                $             47.62   $              32.07

CLASS B
Shares of beneficial interest outstanding                                                        2,561,432              4,783,462
Net assets                                                                             $       111,334,934   $        138,688,934

Net asset value and offering price per share                                           $             43.47   $              28.99

CLASS C
Shares of beneficial interest outstanding                                                        1,872,257
Net assets                                                                             $        81,325,256     $

Net asset value and offering price per share                                           $             43.44     $



         ================         ===============
                                  Pro Forma
          Adjustments             Combining
                                  Portfolios
         ================         ===============




                              $       709,986,772
                                       59,757,292
                                            -
                                        8,470,689
                                        5,762,912
                                          307,116
                                            1,801
         ----------------        ----------------
                      -               784,286,583
         ----------------        ----------------


                                       11,150,629
                                          368,490
                                          378,056
                                          555,838
                                                -
                                          161,389
                                           50,423
                                           16,721
                                          107,100
         ----------------        ----------------
                      -                12,788,646
         ----------------        ----------------
                      -       $       771,497,937
          ===============       =================


               (2,089,752)(a)           9,807,515
                              $       440,147,813

                              $             44.88
                              $             47.62


               (1,593,010)(a)           5,751,884
                              $       250,023,868

                              $             43.47


                                        1,872,257
                              $        81,325,256

                              $             43.44




(a) Adjustment reflects additional shares issued in conversion.

        See Notes to Pro Forma Financial Statements.

 Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund Pro Forma Combining Schedule of Investments
 October 31, 2000 (Unaudited)


 SHARES
 ===================   =====================================       ========================================
 Phoenix-Engemann      Phoenix-Engemann    Pro Forma
 Small & Mid-Cap       Small Cap           Combining               DESCRIPTION
 Growth Fund           Fund                Portfolios
 ===================   =====================================       ========================================

                                                                   COMMON STOCKS --83.7%

               90,000                   2              90,002      99 Cents Only Stores
               52,125               5,875              58,000      Active Power Inc
               10,310                                  10,310      Advanced Switching Communications
               76,200              35,000             111,200      Affymetrix Inc
               60,600              64,400             125,000      Agile Software Corp.
              332,850             220,000             552,850      Applied Micro Circuits Corp.
               53,000              47,000             100,000      Arena Pharmaceuticals, Inc
              100,000                                 100,000      ArthroCare Corp.
               38,000                                  38,000      ARX, Inc
              120,000             180,000             300,000      Aspsecure.com Corp.
               25,000              19,000              44,000      Aurora Biosciences Corp.
                2,720              29,960              32,680      Avici Systems, Inc.
              100,000              65,000             165,000      Aviron
               67,000              55,000             122,000      Barrett Resources Corp.
              270,000             225,000             495,000      BEA Systems, Inc.
               79,500              52,875             132,375      Bruker Daltonics, Inc.
              100,000              59,000             159,000      C-Bridge Internet Solutions, Inc.
               26,500              23,500              50,000      California Pizza Kitchen, Inc.
               10,900              38,000              48,900      Caliper Technologies Corp.
               45,780                                  45,780      Caliper Technologies Private Placement
               52,000              48,000             100,000      Charles River Laboratories, Inc.
              150,000             195,000             345,000      Cheesecake Factory, Inc. (The)
               46,850              37,430              84,280      Ciphergen Biosystems, Inc.
               90,000              90,000             180,000      Commerce One, Inc.
               94,000             102,000             196,000      COR Therapeutics, Inc.
              180,000             175,000             355,000      Corporate Executive Board Co. (The)
               28,825              43,725              72,550      Cosine Communications, Inc.
              260,000             270,000             530,000      Cost Plus, Inc.
               30,000              30,000              60,000      Coulter Pharmaceutical, Inc.
               82,380              66,540             148,920      Curon Medical, Inc.
               73,000             146,000             219,000      Cymer, Inc.
               39,750              35,250              75,000      Deltagen, Inc.
                5,805               4,650              10,455      Eden Bioscience Corp.
               96,250              58,750             155,000      Edison Schools Inc.
               27,410              22,240              49,650      Elantec Semiconductor, Inc.
               43,785              69,960             113,745      Elastic Networks, Inc.
               14,450              11,200              25,650      Endwave Corp.
              224,500             127,000             351,500      Energy Exploration Technology
               25,000                                  25,000      Enzon, Inc.
               30,000              50,000              80,000      Expeditors International of Washington, Inc.
               57,000             100,500             157,500      Extensity, Inc.
               50,000              28,000              78,000      Fastenal Co.
              163,000             211,000             374,000      Federal Agricultural Mortgage Corp. Class C
              159,000              62,000             221,000      Forest Oil, Corp.
               43,000                                  43,000      Freemarkets, Inc.
              110,000             241,500             351,500      Gabelli Asset Management, Inc. Class A
              258,000             200,000             458,000      Grey Wolf, Inc.
               86,000              65,000             151,000      Houston Exploration, Co.
               36,800              36,200              73,000      IDEC Pharmaceuticals Corp.
               53,000              39,950              92,950      Illumina, Inc.
                5,510               4,420               9,930      Informax, Inc.
               60,000              80,000             140,000      Inhale Therapeutic Systems, Inc.
               76,000                                  76,000      Intertrust Technologies Corp.
               50,000              60,000             110,000      Interwoven, Inc.
               48,000                                  48,000      Investors Financial Service Co.
               67,150              57,200             124,350      Ista Pharmaceuticals Inc.
                5,780               4,480              10,260      Ixia Inc.
               43,790              33,120              76,910      JNI Corp.
               56,000             103,000             159,000      Keynote Systems, Inc.
               10,600               9,400              20,000      Large Scale Biology Corp.
              192,000             208,000             400,000      LivePerson, Inc.
               98,000              77,000             175,000      Louis Dreyfus Natural Gas Co.
               39,750              35,250              75,000      MCData Corp.
               80,000             170,000             250,000      Meade Instruments Corp.
                                   47,000              47,000      Medicines Company
               65,500              65,500             131,000      Metawave Communications Corp.
              400,000             320,000             720,000      Metris Cos., Inc.
              152,000             180,000             332,000      Micrel, Inc.
               54,000              60,000             114,000      MiniMed, Inc.
              100,000              90,000             190,000      MIPS Technologies, Inc. Class A
               40,000                                  40,000      Myriad Genetics, Inc.
              106,000                                 106,000      NCO Group, Inc.
               22,100                                  22,100      Netiq Corp.
              111,500             150,000             261,500      NETsilicon, Inc.
              316,000             244,000             560,000      NYFIX, Inc.
              150,000             145,000             295,000      Omnicare, Inc.
               34,025              26,810              60,835      Oplink Communications, Inc.
               39,750              29,375              69,125      Opnet Technologies, Inc.
               52,000              48,000             100,000      Pain Therapeutics, Inc
               52,715              46,745              99,460      Peco II, Inc.
              400,000             220,000             620,000      Peregrine Systems, Inc.
               20,000              30,000              50,000      Pharmacyclics, Inc.
              125,000             200,000             325,000      Pinnacle Holdings, Inc.
               79,000              71,000             150,000      Precise Software Solutions Ltd.
               75,000              90,000             165,000      Predictive Systems, Inc.


=================       =================        ================
Phoenix-Engemann        Phoenix-Engemann         Pro Forma
Small & Mid-Cap         Small Cap                Combining
Growth Fund             Fund                     Portfolios
=================       =================        ================




          2,019,375                       45             2,019,420
          1,987,266                  223,984             2,211,250
            105,033                                        105,033
          4,219,575                1,938,125             6,157,700
          4,567,725                4,854,150             9,421,875
         25,421,419               16,802,500            42,223,919
          1,851,688                1,642,063             3,493,750
          2,268,750                                      2,268,750
          2,261,000                                      2,261,000
            390,000                  585,000               975,000
          1,523,438                1,157,813             2,681,250
            117,980                1,299,515             1,417,495
          6,537,500                4,249,375            10,786,875
          2,437,125                2,000,625             4,437,750
         19,372,500               16,143,750            35,516,250
          2,722,875                1,810,969             4,533,844
          1,475,000                  870,250             2,345,250
            927,500                  822,500             1,750,000
            614,488                2,142,250             2,756,738
          2,580,848                                      2,580,848
          1,365,000                1,260,000             2,625,000
          6,646,875                8,640,938            15,287,813
          1,452,350                1,160,330             2,612,680
          5,776,875                5,776,875            11,553,750
          5,311,000                5,763,000            11,074,000
          8,302,500                8,071,875            16,374,375
            953,027                1,445,658             2,398,684
          7,280,000                7,560,000            14,840,000
          1,149,375                1,149,375             2,298,750
            937,073                  756,893             1,693,965
          1,825,000                3,650,000             5,475,000
            631,031                  559,594             1,190,625
            219,864                  176,119               395,983
          2,640,859                1,611,953             4,252,813
          3,049,363                2,474,200             5,523,563
            270,920                  432,878               703,797
            207,719                  161,000               368,719
          3,030,750                1,714,500             4,745,250
          1,781,250                                      1,781,250
          1,556,250                2,593,750             4,150,000
            726,750                1,281,375             2,008,125
          2,871,875                1,608,250             4,480,125
          3,565,625                4,615,625             8,181,250
          2,196,188                  856,375             3,052,563
          2,125,813                                      2,125,813
          3,960,000                8,694,000            12,654,000
          1,193,250                  925,000             2,118,250
          1,935,000                1,462,500             3,397,500
          7,217,400                7,099,725            14,317,125
          1,722,500                1,298,375             3,020,875
            153,247                  122,931               276,178
          2,985,000                3,980,000             6,965,000
            760,000                                        760,000
          5,037,500                6,045,000            11,082,500
          3,441,000                                      3,441,000
            738,650                  629,200             1,367,850
            135,469                  105,000               240,469
          3,900,047                2,949,750             6,849,797
          1,344,000                2,472,000             3,816,000
            196,763                  174,488               371,250
            444,000                  481,000               925,000
          3,142,125                2,468,813             5,610,938
          3,313,535                2,938,418             6,251,953
          1,465,000                3,113,125             4,578,125
                                   1,415,875             1,415,875
            867,875                  867,875             1,735,750
         12,950,000               10,360,000            23,310,000
          6,878,000                8,145,000            15,023,000
          3,938,625                4,376,250             8,314,875
          4,012,500                3,611,250             7,623,750
          4,800,000                                      4,800,000
          2,318,750                                      2,318,750
          1,903,363                                      1,903,363
          1,581,906                2,128,125             3,710,031
         12,482,000                9,638,000            22,120,000
          2,625,000                2,537,500             5,162,500
            829,359                  653,494             1,482,853
          1,388,766                1,026,289             2,415,055
          1,114,750                1,029,000             2,143,750
          2,075,653                1,840,584             3,916,238
          9,600,000                5,280,000            14,880,000
          1,076,250                1,614,375             2,690,625
          1,968,750                3,150,000             5,118,750
          1,807,125                1,624,125             3,431,250
          1,040,625                1,248,750             2,289,375


  230,000             101,000             331,000      PurchasePro.com, Inc.
  325,000             187,000             512,000      Quicklogic Corp.
   50,000                                  50,000      Rent Way, Inc.
   26,000              20,000              46,000      Retek Inc.
  150,000             140,000             290,000      Rudolph Technologies, Inc.
   72,000             100,000             172,000      Sapient Corp.
   50,000              48,000              98,000      SBA Communications Corp.
   33,000                                  33,000      Scholastic Corp.
  120,000             100,000             220,000      Silicon Storage Technology, Inc.
  125,000              31,000             156,000      Silverstream Software, Inc.
   96,499             303,832             400,331      Smart & Final, Inc.
  150,000             150,000             300,000      Software Technologies Corp.
   95,915              77,840             173,755      Staar Surgical Co.
   18,750              18,750              37,500      Stanford Microdevices, Inc.
  190,000             240,000             430,000      Stillwell Financial Inc.
   26,000              24,000              50,000      StorageNetworks, Inc.
  132,500             117,500             250,000      Synquest, Inc.
    6,810               5,875              12,685      Tanox, Inc.
   44,000              34,000              78,000      Tetra Tech Inc.
  100,000             148,000             248,000      The Chiuldren's Place Retail Stores, Inc.
  106,000                                 106,000      The Medicine Co.
  289,460             224,010             513,470      TNPC, Inc.
  130,000             120,000             250,000      TriQuint Semiconductor, Inc.
   61,975              62,825             124,800      Ulticom, Inc.
   58,700              66,300             125,000      Universal Access, Inc.
   33,572              22,372              55,944      Universal Compression Holdings
   39,400                                  39,400      Utilicorp Uniited, Inc. DE
   27,300              25,200              52,500      Variagenics, Inc.
   31,200              28,800              60,000      Vascular Solutions, Inc
   58,300              46,460             104,760      Vastera Inc
   52,735              46,765              99,500      Viasource Communication, Inc.
  119,250             105,750             225,000      Vina Technologies, Inc.
  200,000              95,000             295,000      Whole Foods Market, Inc.
  118,000              96,000             214,000      Winstar Communications, Inc.
                      455,930             455,930      Women.com

                                                       TOTAL COMMON STOCKS


                                                       FOREIGN COMMON STOCKS --6.7%
   53,000              47,000             100,000      C-Mac Industries, Inc. (Canada)
  430,000             968,800           1,398,800      Encal Energy Ltd. (Canada)
   23,400              35,100              58,500      Exfo Electro-Optical Engineering, Inc. (Canada)
  100,000             140,000             240,000      Flextronics International Ltd. (Singapore)
   60,300              44,860             105,160      Hydrogenics Corp. (Canada)
   20,000              16,000              36,000      IONA Technologies PLC ADR (Ireland)
  325,000             322,800             647,800      London Pacific Group Ltd.  ADR (United Kingdom)
   32,000              25,000              57,000      Precision Drilling Corp.
   50,000              60,000             110,000      Research in Motion Ltd. (Canada)
   55,200                                  55,200      Trintech Group PLC Sponsored ADR (Ireland)

                                                       TOTAL FOREIGN COMMON STOCKS


                                                       PREFERRED STOCKS -- 0.4%
   91,918              84,848             176,766      Metro Optix, Inc. Series B Pfd.
  123,510             114,009             237,519      Micro Photonix Series C Pfd.

                                                       TOTAL PREFERRED STOCKS


                                                       CONVERTIBLE BONDS -- 0.3%
  663,000             587,000           1,250,000      Cyras Systems, Inc. 144A 4.5%, 8/15/05
  520,000             480,000           1,000,000      Kestral Solutions, Inc. 144A 5.5%, 7/15/05

                                                       TOTAL CONVERTIBLE BONDS

                                                       SHORT-TERM OBLIGATIONS --0.9%
                                                       COMMERCIAL PAPER --0.9%
                    6,895,000           6,895,000      Household Finance Corp. 6.62%, 11/1/00

                                                       TOTAL SHORT-TERM OBLIGATIONS


                                                       TOTAL INVESTMENTS --92.0%
                                                       (Identified cost $259,352,723, $203,757,275
                                                            and $463,109,998)
                                                       Cash and receivables, less liabilities--8.0%

                                                       NET ASSETS--100.0%


                6,210,000                2,727,000             8,937,000
                2,884,375                1,659,625             4,544,000
                  253,125                                        253,125
                1,025,375                  788,750             1,814,125
                5,850,000                5,460,000            11,310,000
                2,560,500                3,556,250             6,116,750
                2,506,250                2,406,000             4,912,250
                2,640,000                                      2,640,000
                2,730,000                2,275,000             5,005,000
                2,812,500                  697,500             3,510,000
                  663,431                2,088,845             2,752,276
                2,550,000                2,550,000             5,100,000
                1,342,810                1,089,760             2,432,570
                  469,922                  469,922               939,844
                8,514,375               10,755,000            19,269,375
                1,649,375                1,522,500             3,171,875
                2,194,531                1,946,094             4,140,625
                  253,673                  218,844               472,516
                1,529,000                1,181,500             2,710,500
                2,593,750                3,838,750             6,432,500
                3,193,250                                      3,193,250
                4,812,273                3,724,166             8,536,439
                4,980,625                4,597,500             9,578,125
                2,959,306                2,999,894             5,959,200
                  858,488                  969,638             1,828,125
                  969,392                  645,992             1,615,383
                1,046,563                                      1,046,563
                  450,450                  415,800               866,250
                  635,700                  586,800             1,222,500
                1,034,825                  824,665             1,859,490
                  243,899                  216,288               460,188
                1,058,344                  938,531             1,996,875
                9,250,000                4,393,750            13,643,750
                2,301,000                1,872,000             4,173,000
                                           669,647               669,647
        -----------------           --------------      ----------------
              352,645,299              293,455,300           646,100,600
        -----------------           --------------      ----------------


                2,941,500                2,608,500             5,550,000
                2,604,371                5,867,709             8,472,080
                  892,125                1,338,188             2,230,313
                3,800,000                5,320,000             9,120,000
                  727,369                  541,124             1,268,493
                1,315,000                1,052,000             2,367,000
                4,590,625                4,559,550             9,150,175
                  916,000                  715,625             1,631,625
                5,000,000                6,000,000            11,000,000
                  586,500                                        586,500
         -----------------          --------------      ----------------
               23,373,490               28,002,695            51,376,185
         -----------------          --------------      ----------------


                  909,988                  839,995             1,749,983
                  780,003                  720,001             1,500,004
        -----------------           --------------      ----------------
                1,689,991                1,559,996             3,249,987
        -----------------           --------------      ----------------


                  729,300                  645,700              1,375,000
                  514,800                  475,200                990,000
        -----------------           --------------       ----------------
                1,244,100                1,120,900              2,365,000
         -----------------           --------------      ----------------


                                         6,895,000              6,895,000
         -----------------           --------------      ----------------
                        -                6,895,000              6,895,000
         -----------------           --------------      ----------------



              378,952,880              331,033,892            709,986,772
               60,278,131                1,233,034             61,511,165
         -----------------           --------------      ----------------
  $           439,231,011  $           332,266,926  $         771,497,937
        =================        =================       ================

See Notes to Pro Forma Financial Statements.

 Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund Pro Forma Combining Statement of Operations
 October 31, 2000 (Unaudited)


                                                                                         Adjustments for
                                                                 Actual               New Expense Structure
                                                                 ==================   ======================
                                                                 Phoenix-Engemann     Phoenix-Engemann
                                                                 Small & Mid-Cap      Small & Mid-Cap
                                                                 Growth Fund          Growth Fund
                                                                 ==================   ======================

 INVESTMENT INCOME
 Interest                                                $                1,804,146
 Dividends                                                                   89,923
                                                                 ------------------

       Total investment income                                            1,894,069
                                                                 ------------------

 EXPENSES
 Investment advisory fee                                                  3,067,716
 Distribution fee - Class A                                                 462,079
 Distribution fee - Class B                                                 932,574
 Distribution fee - Class C                                                 572,055
 Financial agent fee                                                        102,253                  171,352
 Administration Fee                                                         880,019                 (880,019)
 Transfer agent                                                             120,788                  210,848
 Registration                                                                17,139                   74,912
 Printing                                                                    54,225                   10,095
 Professional                                                                22,568                    4,381
 Custodian                                                                    7,631                   24,741
 Trustees                                                                    16,477                        -
 Miscellaneous                                                                2,561                    5,469
                                                                 ------------------          ---------------

       Total expenses                                                     6,258,085                 (378,221)
       Custodian fees paid indirectly                                       (16,185)
       Less expenses borne by investment advisor
                                                                 ------------------

       Net expenses                                                       6,241,900
                                                                 ------------------

 NET INVESTMENT INCOME (LOSS)                                            (4,347,831)



 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities                                   6,826,409

 Net change in unrealized appreciation (depreciation) on investments     63,700,770

 Net gain on investments                                                 70,527,178
                                                                 ------------------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $              66,179,347
                                                                 ==================
                                                                                  -


Adjusted
Actual
==================        ==================        ==================          ==================
Phoenix-Engemann          Phoenix-Engemann                                           Pro Forma
Small & Mid-Cap           Small Cap                      Adjustments                 Combining
Growth Fund               Fund                                                       Portfolios
==================        ==================        ==================          ==================



         1,804,146    $              478,401     $                             $         2,282,547
            89,923                   119,465                                               209,388
------------------      --------------------      --------------------            ----------------

         1,894,069                   597,866                                             2,491,935
------------------      --------------------      --------------------            ----------------


        3,067,716                  2,586,307                   332,623  (a)              5,986,646
          462,079                    497,400                                               959,479
          932,574                  1,458,806                                             2,391,380
          572,055                          -                                               572,055
          273,605                    272,188                  (163,877) (a)                381,916
                -                          -                         -                           -
          331,636                    583,537                                               915,173
           92,051                     24,861                   (25,000) (b)                 91,912
           64,320                     80,897                   (70,000) (b)                 75,217
           26,949                     19,044                   (25,000) (b)                 20,993
           32,372                     35,493                                                67,865
           16,477                     24,159                   (24,636) (b)                 16,000
            8,030                     34,932                   (25,000) (b)                 17,962
------------------      --------------------      --------------------            ----------------

         5,879,864                 5,617,624                      (890)                 11,496,598
          (16,185)                         -                         -                     (16,185)
                -                          -                         -                           -
------------------      --------------------      --------------------            ----------------

         5,863,679                 5,617,624                      (890)                 11,480,413
------------------      --------------------      --------------------            ----------------

        (3,969,610)               (5,019,758)                      890                  (8,988,478)





         6,826,409                                                   -                   6,826,409

        63,700,770                                                   -                  63,700,770

        70,527,178                         -                         -                  70,527,178
------------------      --------------------      --------------------            ----------------

        66,557,568   $            (5,019,758)   $                  890                  61,538,700
==================      ====================      ====================            ================



 Adjustments:

(a) Fees were adjusted to reflect the application of the fee schedule in effect at 10/31/00.

(b) Reflects elimination of target fund contract.

 Note: The expenses for Engemann Small & Mid-Cap Growth are based on the expense schedule which became effective 7/1/00.

                  See Notes to Pro Forma Financial Statements.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND/ PHOENIX-ENGEMANN SMALL CAP FUND NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
OCTOBER 31, 2000 (UNAUDITED)

1.  BASIS OF COMBINATION

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap") and Phoenix-Engemann Small Cap Fund ("Small Cap") as if the reorganization occurred as of and for the year ended October 31, 2000. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at October 31, 2000 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Small Cap in exchange for shares of the respective class of Small & Mid-Cap. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Small & Mid-Cap which would have been issued at October 31, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of October 31, 2000, of Small Cap Class A of $193,577, 922 and the net asset value of Small & Mid-Cap Class A of $44.88; and net assets of Small Cap Class B of $138,688,934 and the net asset value of Small & Mid-Cap Class B of $43.47. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Small & Mid-Cap restated to reflect the expense schedule which became effective July, 1, 2000, the actual expenses of each Small Cap and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Small & Mid-Cap at the combined level of average net assets for the year ended October 31, 2000.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                           THE PHOENIX-ENGEMANN FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

ITEM 16. EXHIBIT

(1) Agreement and Declaration of Trust of the registrant to be filed by pre-effective amendment.

(2)      By-laws to be filed by pre-effective amendment.

(3)      Not Applicable.

(4) Agreement and Plan of Reorganization (included as Appendix A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Agreement and Declaration of Trust referenced in Exhibit 1 above.

(6)      Investment Management Agreement.

(7)(1)   Distribution Agreement with Phoenix Equity Planning Corporation.

(7)(2) Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers.

(7)(3)   Form of Supplement to Phoenix Family of Funds Sales Agreement.

(7)(4) Form of Financial Institution Sales Contract for the Phoenix Family of Funds.

(8)      Not Applicable.

(9)      Custodian Agreement (1).

(10)(1)  Rule 12b-1 Plan for Class B Shares.

(10)(2)  Rule 12b-1 Plan for Class C Shares.

(11) Opinion and consent of Goodwin, Procter & Hoar LLP with respect to legality of the shares being issued (to be filed by Pre-Effective Amendment).

(12) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to tax matters relating to acquisition of the Phoenix-Engemann Small Cap Fund (to be filed by Post-Effective Amendment).

(13)(1)  Agreement and Plan of Reorganization (1).

(13)(2)  Administration Agreement (3).

(13)(3)  Sub-Administration Agreement (4).

(13)(4)  Amendment to Administration Agreement (5).

(14)*    Consent of Independent Accountants.

(15)     Not Applicable.

(16)(1)  Powers of Attorney (6).

(16)(2)* Power of Attorney for Mr. McLoughlin, to be filed by Pre-Effective Amendment.

(17)(1)* Form of Proxy Card for Phoenix-Engemann Small Cap Fund.

(17)(2)* Current Prospectus of the Phoenix-Engemann Small & Mid-Cap Growth Fund, to be filed by Pre-Effective Amendment.

*Filed herewith.

(1) Previously filed as part of Post-Effective Amendment No. 3 to the Registrant's Registration Statement as filed in June 1986.

(2) Previously filed as part of Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed on August 27, 1993.

(3) Previously filed as part of Post-Effective Amendment No. 26 to the Registrant's Registration Statement as filed on September 30, 1997.

(4) Previously filed as part of Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed on November 21, 1997.

(5) Previously filed as part of Post-Effective Amendment No. 32 to the Registrant's Registration Statement as filed on May 1, 2000.

(6) Previously filed as part of Post-Effective Amendment No. 33 to the Registrant's Registration Statement as filed on May 1, 2000.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Pasadena and State of California on the 22nd day of December, 2000.

                                          THE PHOENIX-ENGEMANN FUNDS


                                          By:/s/ Roger Engemann*
                                             -------------------------------
                                          Name:  Roger Engemann
                                          Title: President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated as of the 22nd day of December, 2000.


Signature                                                     Title
---------                                                     -----

/s/Malcolm Axon*
-------------------------------------------------
Malcolm Axon                                         Chief Financial Officer


/s/Roger Engemann*
-------------------------------------------------
Roger Engemann                                       Principal Executive Officer and Trustee


/s/Barry E. McKinley*
-------------------------------------------------
Barry E. McKinley                                    Trustee


/s/Philip R. McLoughlin
-------------------------------------------------
Philip R. McLoughlin                                 Trustee


/s/Robert L. Peterson*
-------------------------------------------------
Robert L. Peterson                                   Trustee


/s/Richard C. Taylor*
-------------------------------------------------
Richard C. Taylor                                    Trustee


/s/Angela Wong *
-------------------------------------------------
Angela Wong                                          Trustee

*By:/s/ Nancy J. Engberg
    --------------------
        Nancy J. Engberg

*Nancy J. Engberg pursuant to powers of attorney filed previously.

                                Index To Exhibits

(14)     Consent of Independent Accountants

(16)(2)  Power of Attorney for Mr. McLoughlin

(17)(1)  Form of Proxy Card for the Phoenix-Engemann Small Cap Fund

(17)(2)  Current Prospectus of the Phoenix-Engemann Small & Mid-Cap Growth Fund